                          GREENWICH STREET SERIES FUND


                                                          EQUITY INDEX PORTFOLIO

                                                          MONEY MARKET PORTFOLIO

                                                         EQUITY INCOME PORTFOLIO

                                                       EMERGING GROWTH PORTFOLIO

                                                     GROWTH AND INCOME PORTFOLIO

                                                  INTERNATIONAL EQUITY PORTFOLIO

                                          DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                                                                   JUNE 30, 2001
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SEMI-ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

DEAR INVESTOR:

We are pleased to provide you with the semi-annual report for Greenwich Street Series Fund -- Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth and International Equity Portfolios ("Portfolio(s)") for the period ended June 30, 2001.(1) This letter briefly discusses general economic and market conditions.

In addition, a detailed comparison showing the growth of a hypothetical $10,000 invested in each Portfolio since inception can be found in this report. All total return figures given in this report, both cumulative and average annualized, exclude the effect of expenses associated with the subaccount. We hope you find this report useful and informative.

The Performance of the Greenwich Street Series Fund* (December 31, 2000 - June 30, 2001)
----------------------------------------------------------------------------------------
Money Market Portfolio..........................................               1.99 %
Diversified Strategic Income Portfolio..........................               1.24
Equity Income Portfolio.........................................              (8.44)
Equity Index Portfolio  --  Class I Shares......................              (6.88)
Growth and Income Portfolio.....................................              (8.71)
Emerging Growth Portfolio.......................................               2.42
International Equity Portfolio..................................             (25.66)

* The performance returns do not reflect the deduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolios. Past performance is not indicative of future results.

MARKET AND ECONOMIC OVERVIEW

The start of 2001 was rough for the U.S. stock market, which experienced its worst first-quarter performance in 40 years. In the midst of continued deterioration in corporate earnings and other signs of a slowing U.S. economy, the Standard & Poor's 500 Index ("S&P 500 Index"),(2) fell 11.9%. The U.S. Federal Reserve Board ("Fed") responded by aggressively lowering short-term interest rates, cutting the federal funds rate ("fed funds rate")(3) six times during the first half of the year, for a total decrease of 2.75%.

In response to the Fed's rate cuts, bonds on the shorter end of the yield curve(4) experienced a rally that extended through June 2001. In terms of the U.S. Government sector of the bond market, securities with maturities of two years or less were the strongest total-return performers. However, yields on 30-year Treasury bonds increased from 5.46% to 5.76%. (Changes in the price of fixed-income securities are inversely related to changes in interest rates.) It is our belief that the underperformance of the 30-year Treasury bond was caused by fear of inflation from a potentially overly aggressive Fed.

The U.S. high-yield-bond market was volatile during the January-June time frame. Early in the period, this sector surged ahead in response to the Fed's rate cuts. However, March and April saw the high-yield market fall into negative territory. A rally ensued in May but ended in June.

Equity markets initially responded well to the Fed's interest-rate cuts. After a brief rally, however, a wave of deteriorating economic data, negative earnings preannouncements and fears of a Japanese financial crisis overwhelmed investor

---------------

 1 Each Portfolio is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the subaccounts. The objective of a variable annuity product is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.

 2 The S&P 500 Index is a market-capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

 3 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

 4 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

confidence. At the time of this report, stock markets lay battered and well below even end-of-2000 levels, and measures of consumer and business confidence had eroded to recession-like levels.

It is our view that the U.S. economy is following the script of a classic boom-bust cycle, which is characterized by the excess capacity and inventory-building that often occur after periods of very strong cyclical demand. In such circumstances, lower interest rates may not provide an instant cure for the ailing stock markets. Time and patience may be required to absorb or shut down excess capacity and to work down or write off excess inventory.

Looking forward, we expect the economy to start to show signs of improvement once the beneficial effects of the Fed's interest-rate cuts begin to materialize. Because inflation has remained in check, the Fed is in a good position to further reduce interest rates if necessary. We expect the Fed to enact at least one more interest-rate cut before the end of 2001.

As a result, we expect to see the stock market working its way to higher levels in the months and quarters ahead. Any further reduction in interest rates between now and year-end 2001 should bolster investment returns for fixed-income securities as well.

MONEY MARKET PORTFOLIO

The primary investment objective of the Money Market Portfolio ("Portfolio") is to obtain maximum current income with the preservation of capital and maintenance of liquidity. Please note that an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Through the first half of 2001, the Fed cut interest rates aggressively in order to mitigate the risk of recession. U.S. economic growth was anemic during the period. In each of the last two quarters, U.S. Gross Domestic Product has been below 1.5%. Layoffs across many sectors of the economy have pushed the unemployment rate toward 4.5% -- its highest level in two and a half years. Yet, despite higher energy prices and a sluggish stock market, consumer spending remained resilient. Lower interest rates helped raise consumer confidence and maintain strong housing sales.

Returns on money-market securities fell considerably during the period. Yields on one-year money-market securities yielded approximately 6.40% in early January 2001. At the close of the reporting period, yields on one-year securities had fallen to 4.10%. We expect to see some weaker corporate earnings as a result of the U.S. slowdown, but generally solid revenues from the banking sector. For the Portfolio, we expect to maintain an average maturity of 35 days.

Effective June 15, 2001, Martin Hanley was named as manager of the Portfolio. Mr. Hanley is a Director of Salomon Smith Barney Inc. and has more than 13 years of securities-business experience.

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

The Diversified Strategic Income Portfolio ("Portfolio") seeks to provide investors with a high level of current income. We follow a flexible investment approach that emphasizes both diversification and balance. Based on our analysis of current economic and market conditions, we allocate assets across three classes of bonds: U.S. government and mortgage securities, high-yield corporate bonds and foreign-government securities.

For the six months ended June 30, 2001, the Portfolio returned 1.24%, compared to the Lehman Brothers Aggregate Bond Index(5) return of 3.62% for the same period. Past performance is not indicative of future results. The Portfolio maintained a duration of approximately 4.5 years, with assets allocated approximately 50% to mortgage-backed, 30% to high-yield and 20% to foreign.

During the first half of 2001, the high-yield market continued to experience heightened volatility in light of escalating concerns over the slowing U.S. economy and disappointing corporate profits. The period was marked by rising default rates: On a rolling 12-month basis through the end of June 2001, default rates increased to roughly 7.5%, with the major credit-rating agencies expecting a further increase to approximately 9.5% in the second half of 2001. At the close of the period, the high-yield market was trading at valuation levels that indicated recessionary conditions.

Overall performance in the high-yield market was anemic during the period, with total returns marginally positive. The greatest price declines were among telecommunications and technology issues. Both sectors continued to experience a dramatic reversal from their excessive growth over the past three years. Given the Portfolio's historical overweight in these sectors, its performance was more negatively affected than its peer group or benchmark.

---------------
 5 The Lehman Brothers Aggregate Bond Index is made up of U.S. Treasury bonds, government agency bonds, mortgage-backed securities and corporate bonds. Please note that an investor cannot invest directly in an index.

In our view, however, the financial markets have excessively discounted most of the negative events surrounding the telecommunications and technology sectors. We believe that a bottoming-out process is now underway that will probably take another six months to play out. At that time, we expect a sustainable recovery to occur. We remain confident that, if and when an economic recovery occurs, the Portfolio will disproportionately participate in the upside improvement in price. (Of course, there can be no guarantee that our expectations will, in fact, materialize.)

The Fed's aggressive interest-rate reductions in the first half of 2001 may serve as a catalyst for improvement. At the time of this report, the Fed had reduced short-term rates by a total of 2.75% in 2001, from 6.50% to 3.75%. It is generally believed that a reduction in interest rates will help stimulate economic growth by reducing the cost of borrowing for consumers and corporations.

In the months ahead, we anticipate further Fed easing as the economy continues to show signs of stagnation. We also expect corporate earnings reports to continue to be negative for some time, defying common logic that Fed's interest-rate cuts should rejuvenate the economy. In our view, the combination of eight years of economic prosperity combined with "easy" money for new ventures (e.g., an overabundance of initial public offerings in the past few years) is now having its backlash on corporate America. We believe that consumer psychology has been fractured, but not broken. The phenomenal investment returns of the past few years have been grounded. Lower interest rates between now and year-end should boost fixed-income investment returns.

Going forward, we expect to maintain the Portfolio's broad diversification across industry sectors. Our poor experience with the technology and telecommunications sectors has underscored the importance of maintaining sector diversification. We remain focused on generating upside price performance after three difficult years, and will continue to invest in positions that we believe have the greatest upside potential. These tend to be the deeper discount issues of better quality companies. Despite today's challenges, we remain confident of the Portfolio's ability to generate improving performance over the long term for its investors.

EQUITY INCOME PORTFOLIO

The Equity Income Portfolio ("Portfolio") seeks to provide investors with current income and, as a secondary goal, long-term capital appreciation. The Portfolio seeks to achieve its goals principally through investment in dividend-paying common stocks and other equity securities of U.S. companies whose prospects for dividend growth and capital appreciation we consider to be favorable. The Portfolio will normally invest at least 65% of its assets in stocks and at least 25% of its assets in the stocks and bonds of companies in the utility industry. The Portfolio presently has 61.8% of its total investment invested in electric utilities, 16.7% in natural-gas companies and 14.0% in telecommunications companies.

For the six months ended June 30, 2001, the Portfolio returned a negative 8.44%. In comparison, the S&P 500 Index returned negative 6.69% for the same period. Past performance is not indicative of future results.

Investor uncertainty regarding the state of the economy has been fueled by conflicting economic data and speculation that the Fed's interest-rate cuts may not be enough to prevent the U.S. from slipping into a prolonged recession. Given the volatility that this type of uncertainty creates, it is important for investors to be forward looking in determining the appropriate investment strategy. By remaining focused on our long-term outlook for the economy, we view periods of increased volatility and declining stock prices as opportunities to buy attractive companies at bargain prices.

After a positive performance in 2000, investors sold utility stocks during the period due to concerns about this year's milder summer weather and potential negative effects from the energy crisis in California. More traditional utilities contributed to the Portfolio's performance, offsetting the negative results from telecommunications companies, independent power producers and energy merchant companies. After a brief rally in the first quarter of 2001, questions still linger in many investors' minds about the profitability of telecommunications companies. We believe it will take some time to resolve the excess capacity issues confronting certain segments of the telecommunications sector and therefore sold Williams Communications during the period.

We expect utility stocks to start to perform better once the California issue is resolved. The California energy crisis seems to have become a heated political issue that has escalated further than necessary. We have started to see progress, however, toward its resolution. An eventual resolution should lift the cloud overhanging the utilities sector.

Looking forward, we expect corporate earnings to deteriorate further before improving. But while economic indicators continue to be mixed, there are clearly signs of improvement. Lower interest rates, slowly declining energy prices and tax rebates are starting to work together to benefit the economy. Due largely to lower mortgage rates, sales of both new and existing homes remain strong. Consumer confidence is starting to increase after dropping to its lowest level in four years.

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Reflecting this improved confidence, retail sales have bounced back from their
April 2001 low. In the manufacturing sector, durable-goods orders rose across the board in May 2001, and the National Association of Purchasing Management Index, a proxy for manufacturers' sentiment, hit its highest level since November 2000. Unemployment continues to deteriorate, but at a slower pace and with recent signs of stabilization. Finally, the Index of Leading Economic Indicators has started to turn more positive.

The U.S. economy is large, and so it takes time to turn it around. Trends such as these may indicate that a turnaround has begun. As the economy starts to improve, corporate profits are likely to rebound. In our opinion, the rebound may be stronger than the Wall Street consensus currently predicts, as cost-cutting measures by companies will boost earnings leverage on any increase in sales. In addition to an improving economic environment, stocks still look attractively priced relative to bonds, and investors' cash levels remain high by historical standards. At the same time, yields on money-market funds are falling. This suggests to us that there may be a great deal of equity purchasing power potentially available to support stock prices. We believe these indicators bode well for the stock market going forward. (Of course there can be no guarantee that our expectations will, in fact, come true.)

Effective June 15, 2001, William C. Theriault was named as manager of the Portfolio. Mr. Theriault is a Director of Salomon Smith Barney Inc. and has more than six years of securities-business experience.

EQUITY INDEX PORTFOLIO

The Equity Index Portfolio ("Portfolio") is managed to provide investment results that, before expenses, match the price and yield performance of S&P 500 Index. For the six months ended June 30, 2001, the Portfolio returned negative 6.88% for Class I shares. In comparison, the S&P 500 Index returned negative 6.69% for the same period.

The Portfolio is designed to provide reliable exposure to the large capitalization segment of the U.S. market through a broadly diversified portfolio structure. The Portfolio matches the composition of the S&P 500 Index, owning each constituent stock at the appropriate index weight. The Portfolio, therefore, remains neutral relative to the benchmark in terms of economic sectors, market capitalization and the growth and value styles of investing.(6)

In the first half of 2001, large-cap stocks, as measured by the S&P 500 Index, underperformed small-cap stocks, as evidenced by the 6.94% return of the Russell 2000 Index.(7) Growth stocks also performed poorly, as seen in the negative 11.04% return of the S&P 500/Barra Growth Index. In contrast, value stocks outperformed growth, with the S&P 500/Barra Value Index essentially unchanged over the first six months of 2001.(8)

The performance of the U.S. equity markets in both the first and second quarters of 2001 has reflected the tug-of-war that is underway between declining interest rates on one side and declining earnings expectations on the other. Aggressive easing by the Fed sparked a rally in the stock market in both January and April but then a slew of downward earnings revisions sent stock prices sharply lower in February, March, May and June.

The U.S. economy is in the throes of an inventory correction that is severely affecting manufacturing industries. The Fed has responded in early January and again in late January, by lowering its target for the fed funds rate by 50 basis points each time. Since the beginning of the year, the Fed has cut rates six times by a total of 275 basis points. This rapid decline in interest rates within such a short period of time represents a much more aggressive response than what had become the norm under Alan Greenspan's tenure as Fed chairman.

After surging in the first month of each of the two quarters this year, the stock market was hit hard by a barrage of earnings disappointments and profit warnings, especially from the Technology sector. With no immediate relief in sight from either lower interest rates or improving earnings visibility, stocks went in a downward spiral. The trend continued as the second quarter drew to a close, with several blue-chip companies guiding earnings estimates lower. The bad news ranged from an unexpected profit warning from drug manufacturer Merck, which is in an industry that's normally impervious to economic conditions, to a third straight profit miss from McDonald's.

---------------

 6 Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries. Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.

 7 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, and represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

 8 Companies in each S&P U.S. Index are split into two groups based on price-to-book ratio to create growth and value indices. The S&P 500/Barra Value Index contains companies with lower price-to-book ratios, while the S&P 500/Barra Growth Index contains those with higher ratios. Please note that an investor cannot invest directly in an index.

While the U.S. economy remains mired in a sluggish slowdown, there is some hope that the second quarter may mark the low point of this cycle. We believe the Fed's easing monetary policy, along with the tax cuts signed by President Bush, should reinvigorate the U.S. economy in the months ahead. In the meantime, however, the U.S. stock market continues to experience a high level of volatility as hopes of a recovery based on monetary and fiscal stimulus clash with ongoing evidence of weak corporate profits and lack of earnings visibility in the intermediate term.

GROWTH AND INCOME PORTFOLIO

The Growth and Income Portfolio ("Portfolio") seeks income and long-term capital growth. The Portfolio invests in income-producing equity securities, seeking companies with consistent dividend-paying histories, the capacity to raise dividends in the future and the potential for capital appreciation. For the six months ended June 30, 2001, the Portfolio returned negative 8.71%, versus negative 6.69% for the S&P 500 Index.

We take a long-term approach in selecting investments for the Portfolio. The Portfolio is well diversified and invests in a wide range of industries that are generally representative of U.S. large-capitalization stocks. When buying stocks, we believe the critical investment decision involves judging the growth prospects of a company compared to its current valuations as represented by its price-to-earnings, price-to-cash flow and price-to-book ratios.(9) This two-step selection process is commonly referred to as "growth at a reasonable price." We manage the Portfolio's sector allocations with the objective of maintaining weightings that closely reflect the overall market.

The start of 2001 was a trying time for the U.S. stock market, with the bellwether S&P 500 Index falling more than 10% in the first quarter. Technology, down nearly 25% in the first quarter, was the weakest sector, while consumer cyclical stocks was the strongest, eking out a gain of less than 1%. The Fed responded to the slowing economic growth and stock-market woes by aggressively cutting short-term interest rates. The market rallied after the Fed's first interest-rate cut in January. Widespread fundamental weakness in technology led to sharp price declines in that sector through February and March, at which time the rout spread to the rest of the market. After a brief rally in April, the stock market consolidated its gains in May and June.

At the time of this report, investor reactions to earnings disappointments appeared somewhat schizophrenic, with some stocks climbing and others falling upon negative earnings pre-announcements. Performance in general was mixed, with some defensive groups such as hospitals and insurance performing well, while other groups such as pharmaceuticals performed poorly. In general, cyclical stocks performed better than defensive stocks during the first half of 2001.

In terms of stock selection during the period, the Portfolio's holdings in the energy, consumer cyclical, basic industry, technology and healthcare sectors contributed to its relative strong performance. We either underweighted (relative to the S&P 500 Index) or completely avoided technology stocks with high valuations and deteriorating fundamentals.

Specifically, the Portfolio's performance was enhanced by its positions in Microsoft Corp., AOL Time Warner Inc., Federated Department Stores, IBM Corp. and Biomet Inc. The Portfolio's underweighted position in telecommunications equipment stocks and its overweighted position in hospitals (HCA Inc.), medical devices (Biomet) and generic drugs (Teva Pharmaceutical Industries) also contributed to performance.

During the period, rising healthcare costs made hospital stocks attractive and, conversely, HMOs and ethical-pharmaceutical companies unattractive investments. The Portfolio held a large position in HCA, the largest hospital company in the U.S., but owned no HMOs. We were underweighted in ethical-drug companies, but held a large position in Teva Pharmaceutical Industries, the largest and highest quality generic-drug company. We believe that the recent compression in drug-company multiples offers an opportunity to buy the fastest growing firms at only a modest premium to the group. Consequently, at the close of the period, the Portfolio was overweighted in the fastest growers and underweighted in the slower growers.

Fears about a possible enactment of a Medicare drug benefit -- combined with the movement of growth-fund assets into technology stocks -- hurt pharmaceutical stocks during the period, negatively affecting several of the Portfolio's holdings. Performance was also hurt by holdings in the financial and capital-goods sectors. Specifically, the Portfolio's positions in EMC Group Inc., Merck & Co. Inc., Safeway Inc. and The Bank of New York Co., Inc. detracted from performance during the period. Comerica Inc. surprised us with the deterioration of its credit quality. Bank of New York, the poorest performer of the Portfolio's financial sector holdings, experienced a price drop based on fears of near-term earnings disappointments.

---------------

9 The price-to-earnings ratio is the price of a stock divided by its earnings per share. The price-to-cash flow is the current price divided by cash flow per share for the last 12 months. Cash flow is defined as income after taxes minus preferred dividends and general partner distributions plus depreciation, depletion and amortization. Price-to-book ratio is the price of a stock compared to the difference between a company's assets plus liabilities minus net asset value.

Because we believe that the stock's longer-term potential is still intact, however, we used this opportunity to add to our position.

In the months ahead, because we believe that the collapse in telecommunications capital spending will cause pricing to improve later this year, we are overweighted in telecommunications stocks. We are also overweighted in retail stocks, which appear to have attractive valuations, and which have historically been strong performers coming out of recessions. In addition, today's high energy-stock valuations are inconsistent with 13 consecutive weeks of increasing oil, gasoline, refined-products and natural-gas inventories. Consequently, we are underweighted in the energy and independent-power-producer segments.

EMERGING GROWTH PORTFOLIO

The Emerging Growth Portfolio ("Portfolio") seeks capital appreciation by investing primarily in common stocks of emerging-growth companies without regard to market capitalization. The Portfolio focuses on domestic and foreign companies that we believe are in the early stages of their life cycles and have the potential to become major enterprises. The Portfolio posted a total return of 2.42% for the six months ended June 30, 2001, compared to the negative 12.53% return of the Nasdaq Composite Index.(10) Past performance is not indicative of future results.

During the period, the Portfolio's performance was helped by our long-term, bottom-up(11) investment discipline. While we cannot know for sure how long the U.S. economic slowdown will last, we continue to like those sectors whose prospects are not solely reliant on a vibrant U.S. economy. That said, we continue to favor the healthcare sector -- especially biotechnology, where fundamentals remain among the strongest. Along with the healthcare group, we favor companies in the cable-TV arena, in particular those stocks with strong managements and strong cash flow that are somewhat insulated from the economic slowdown. We also increased our weighting in the technology sector during the period -- specifically in the semiconductor industry. Semiconductor companies were among the first to experience the downturn and, we believe, may be among the first to experience a recovery. The networking and telecommunications industries may take longer to turn around, in our opinion.

The period clearly marked one of the most dramatic U.S. economic slowdowns that we have seen in many years. That said, some of the best stock markets are made during economic slowdowns and their subsequent revivals. We believe we witnessed a bottoming process in U.S. equity prices during the end of March and into April 2001. The selling that we saw at the end of March seemed to us to be the capitulation, or "I give up," selling by retail and institutional investors alike. During that time, stocks with strong fundamentals were sold aggressively along with all others. Historically, this type of behavior has been the final ingredient necessary to set up a sustainable bottom in stock prices.

Since that time, the S&P 500 Index, the Nasdaq Composite Index and the Russell 2000 Growth Index(12) have all appreciated considerably. We feel that the broad market rally that we saw in April 2001 was based more on the Fed's rate cuts and the increase in the U.S. money supply than on improved company fundamentals. For the Portfolio, we seek companies that use lean times to gain market share and grow their businesses. These are the companies that we believe can become leaders when the economy and capital markets do recover. (Of course, there can be no guarantees that our expectations will, in fact, come true.)

INTERNATIONAL EQUITY PORTFOLIO

The International Equity Portfolio ("Portfolio") seeks total return on its assets from growth of capital and income. The Portfolio seeks to achieve its objective by investing primarily in equity securities of foreign companies. For the six months ended June 30, 2001, the Portfolio returned negative 25.66%. In comparison, the Morgan Stanley Capital International Europe Australasia Far East Index ("MSCI EAFE Index")(13) returned negative 14.87% for the same period. Past performance is not indicative of future results.

---------------

10 The Nasdaq Composite Index is a market-value-weighted index that measures all domestic and non-U.S. based securities listed on the Nasdaq stock market. Please note that an investor cannot invest directly in an index.

11 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

12 The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Please note that an investor cannot invest directly in an index.

13 The MSCI EAFE Index consists of the equity total returns for Europe, Australasia, New Zealand and the Far East. Please note that an investor cannot invest directly in an index.

International growth stocks experienced enormous earnings and valuation pressures during the period. Many corporations reported slowing or rapid contractions of their businesses. The "popping" of the U.S. financial bubble in early 2000 evolved into a significant industrial-inventory correction, and ultimately, a capital-spending and financing recession. A cascade of downward earnings revisions cast a pall on the non-U.S. markets, the magnitude and speed of which surprised most investors.

In addition to the Fed, the Japanese central bank also adopted an easier monetary policy by cutting short-term interest rates. The European central bank resisted cutting rates until May 2001. Paradoxically, despite the reductions of short-term U.S. interest rates, the U.S. dollar firmed versus both the yen and euro, causing currency translation losses for U.S. companies with overseas operations. The reduction in interest rates by the major global central banks encourages us that liquidity is being provided to counteract the cyclical macroeconomic downturn. While many investors and commentators are impatient for evidence of a quick reacceleration, many months typically elapse before the effects of monetary easing become apparent and measurable in real economic activity.

Certain growth sectors in which the Portfolio has significant positions were hard hit during the period. Wireless-equipment stocks suffered from concerns of a slowdown in subscriber growth, as well as carrier spending cutbacks. The major drop-off in demand for commercial and consumer electronics products significantly cut the stock prices of Singapore-based Venture Manufacturing. Software and consultancy stocks were quite weak (Guardian, Logica, Misys), especially those selling to the telephone industry. Telephone-network operators also experienced a sharp deterioration of value following the overly exuberant bidding for third-generation wireless licenses, the delayed implementation of that technology, and the bankruptcy of several competitive providers in the U.S. and Europe. Finally, several of our mid-cap capital goods stocks (Tomra, Mettler-Toledo) were subject to profit taking despite no apparent deterioration of their businesses.

We are continuing our long-standing strategy of owning outstanding companies with substantial business opportunities. A company's ability to withstand sluggish business conditions, and even to take share from struggling competitors, will, we believe, be highly valued by investors. Over the next six months, investors will be keenly attuned to whether the fiscal and monetary actions taken by central banks will serve to reaccelerate the global economy.

In closing, thank you for your investment in the Greenwich Street Series
Fund -- Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth and International Equity Portfolios. We look forward to helping you pursue your financial goals in the future.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

July 12, 2001

The information in these commentaries represents the opinion of the managers and is not intended to be a forecast of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 11 through 46 for a list and percentage breakdown of each Portfolio's holdings. Also, please note any discussion of the Portfolios' holdings is as of June 30, 2001 and is subject to change.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- DIVERSIFIED STRATEGIC INCOME PORTFOLIO AS OF 6/30/01 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------
Six Months Ended 6/30/01+             1.24%
Year Ended 6/30/01                    2.72
Five Years Ended 6/30/01              5.61
10/16/91* through 6/30/01             6.06

          CUMULATIVE TOTAL RETURN
          -----------------------
10/16/91* through 6/30/01            77.01%
+ Total return is not annualized, as it may
  not be representative of the total return
  for the year.
* Commencement of operations.

[LINE GRAPH]

                                                                DIVERSIFIED STRATEGIC INCOME      LEHMAN BROTHERS AGGREGATE BOND
                                                                         PORTFOLIO                            INDEX
                                                                ----------------------------      ------------------------------

10/16/91                                                                   10000                              10000

12/91                                                                      10140                              10507

12/92                                                                      10284                              11285

12/93                                                                      11576                              12386

12/94                                                                      11251                              12024

12/95                                                                      13071                              14246

12/96                                                                      14530                              14944

12/97                                                                      15713                              16385

12/98                                                                      16720                              17809

12/99                                                                      17008                              17663

12/00                                                                      17485                              19718

6/30/01                                                                    17701                              20432


The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Diversified Strategic Income
Portfolio on October 16, 1991
(commencement of operations)
through June 30, 2001, with that
of a similar investment in the
Lehman Brothers Aggregate Bond
Index. Index information is
available at month-end only;
therefore, the closest month-end
to inception date of the
Portfolio has been used. Figures
for the Lehman Brothers
Aggregate Bond Index, an
unmanaged index, are composed of
the Lehman Brothers Intermediate
Government/Corporate Bond Index
and the Mortgage-Backed
Securities Index and includes
treasury issues, agency issues,
corporate bond issues and
mortgage-backed securities.
--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- EQUITY INCOME PORTFOLIO AS OF 6/30/01 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------
Six Months Ended 6/30/01+              (8.44)%
Year Ended 6/30/01                      4.18
Five Years Ended 6/30/01                9.40
10/16/91* through 6/30/01               9.31
         CUMULATIVE TOTAL RETURN
         -----------------------
10/16/91* through 6/30/01             137.20%
+ Total return is not annualized, as it
  may not be representative of the total
  return for the year.
* Commencement of operations.

[LINE GRAPH]

                                                                             VARIABLE ANNUITY LIPPER
                                                                            EQUITY INCOME FUNDS PEER      STANDARD & POOR'S 500
                                                 EQUITY INCOME PORTFOLIO          GROUP AVERAGE                   INDEX
                                                 -----------------------    ------------------------      ---------------------

10/16/91                                                  10000                       10000                       10000

12/91                                                     10200                       10559                       10838

12/92                                                     11397                       11782                       11668

12/93                                                     12583                       13758                       12844

12/94                                                     11308                       14094                       13012

12/95                                                     14979                       16510                       17898

12/96                                                     15876                       18034                       19988

12/97                                                     19610                       23075                       26656

12/98                                                     22941                       25781                       34279

12/99                                                     21850                       27204                       41489

12/00                                                     25906                       29163                       37712

6/30/01                                                   23720                       28580                       35189


The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Equity Income Portfolio on
October 16, 1991 (commencement of
operations) through June 30,
2001, with that of a similar
investment in the Variable
Annuity Lipper Equity Income
Funds Peer Group Average and
Standard & Poor's 500 Index ("S&P
500 Index"). Index information is
available at month-end only;
therefore, the closest month-end
to inception date of the
Portfolio has been used. The S&P
500 Index is an unmanaged index
composed of 500 widely held
common stocks listed on the New
York Stock Exchange, American
Stock Exchange and
over-the-counter market.

The Variable Annuity Lipper
Equity Income Funds Peer Group
Average is composed of 52 equity
income funds as of June 30, 2001,
which underlie variable
annuities.
--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- EQUITY INDEX PORTFOLIO (CLASS I SHARES) AS OF 6/30/01 (UNAUDITED)


      AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------

Six Months Ended 6/30/01+              (6.88)%
Year Ended 6/30/01                    (14.94)
Five Years Ended 6/30/01               14.01
10/16/91* through 6/30/01              13.97

         CUMULATIVE TOTAL RETURN
         -----------------------
10/16/91* through 6/30/01             255.96%
+ Total return is not annualized, as it
  may not be representative of the total
  return for the year.
* Commencement of operations.

[LINE GRAPH]

                                                              EQUITY INDEX PORTFOLIO (CLASS I
                                                                          SHARES)                  STANDARD & POOR'S 500 INDEX
                                                              -------------------------------      ---------------------------

10/16/91                                                                   10000                              10000

12/91                                                                      10620                              10838

12/92                                                                      11335                              11668

12/93                                                                      12316                              12844

12/94                                                                      12421                              13012

12/95                                                                      16870                              17898

12/96                                                                      20526                              22005

12/97                                                                      27127                              29345

12/98                                                                      34823                              37738

12/99                                                                      42052                              45675

12/00                                                                      38227                              41517

6/30/01                                                                    35596                              38740


The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Equity Index Portfolio (Class
I shares) on October 16, 1991
(commencement of operations)
through June 30, 2001, with that
of a similar investment in the
Standard & Poor's 500 Index ("S&P
500 Index"). Index information is
available at month-end only;
therefore, the closest month-end
to inception date of the
Portfolio has been used. The S&P
500 Index is an unmanaged index
composed of 500 widely held
common stocks listed on the New
York Stock Exchange, American
Stock Exchange and
over-the-counter market.
--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- GROWTH AND INCOME PORTFOLIO AS OF 6/30/01 (UNAUDITED)


AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------

Six Months Ended 6/30/01+              (8.71)%
Year Ended 6/30/01                     (2.69)
Five Years Ended 6/30/01                9.65
10/16/91* through 6/30/01              10.50

         CUMULATIVE TOTAL RETURN
         -----------------------
10/16/91* through 6/30/01             163.65%
+ Total return is not annualized, as it
  may not be representative of the total
  return for the year.
* Commencement of operations.

[LINE GRAPH]

                                                                             VARIABLE ANNUITY LIPPER
                                                    GROWTH AND INCOME         GROWTH & INCOME FUNDS       STANDARD & POOR'S 500
                                                        PORTFOLIO                  PEER GROUP                     INDEX
                                                    -----------------        -----------------------      ---------------------

10/16/91                                                  10000                       10000                       10000

12/91                                                     10140                       10746                       10838

12/92                                                     10996                       11551                       11668

12/93                                                     11995                       12802                       12844

12/94                                                     11611                       12646                       13012

12/95                                                     15152                       16514                       17898

12/96                                                     18157                       18211                       19988

12/97                                                     22321                       22950                       26656

12/98                                                     24972                       26590                       34279

12/99                                                     27634                       29973                       41489

12/00                                                     28882                       30390                       37712

6/30/01                                                   26365                       28047                       35189


The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Growth and Income Portfolio on
October 16, 1991 (commencement of
operations) through June 30,
2001, with that of a similar
investment in the Variable
Annuity Lipper Growth & Income
Funds Peer Group Average and
Standard & Poor's 500 Index ("S&P
500 Index"). Index information is
available at month-end only;
therefore, the closest month-end
to inception date of the
Portfolio has been used. The S&P
500 Index is an unmanaged index
composed of 500 widely held
common stocks listed on the New
York Stock Exchange, American
Stock Exchange and
over-the-counter market.

The Variable Annuity Lipper
Growth & Income Funds Peer Group
Average is composed of 123 growth
and income funds as of June 30,
2001, which underlie variable
annuities.
--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- EMERGING GROWTH PORTFOLIO AS OF 6/30/01 (UNAUDITED)


       AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------

Six Months Ended 6/30/01+             2.42%
Year Ended 6/30/01                    1.59
Five Years Ended 6/30/01             35.02
12/3/93* through 6/30/01             29.96

          CUMULATIVE TOTAL RETURN
          -----------------------
12/3/93* through 6/30/01            627.54%
+ Total return is not annualized, as it may
  not be representative of the total return
  for the year.
* Commencement of operations.

[LINE GRAPH]

                                                                 EMERGING GROWTH PORTFOLIO            NASDAQ COMPOSITE INDEX
                                                                 -------------------------            ----------------------

12/3/93                                                                    10000                              10000

12/93                                                                      10410                              10297

12/94                                                                       9631                               9968

12/95                                                                      13762                              13947

12/96                                                                      16215                              17115

12/97                                                                      19646                              20819

12/98                                                                      26943                              29071

12/99                                                                      55810                              53949

12/00                                                                      71031                              32750

6/30/01                                                                    72754                              28646


The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Emerging Growth Portfolio on
December 3, 1993 (commencement of
operations) through June 30,
2001, with that of a similar
investment in the Nasdaq
Composite Index
("Nasdaq"). Index information is
available at month-end only;
therefore, the closest month-end
to inception date of the
Portfolio has been used. The
Nasdaq is a market capitalization
price-only index that tracks the
performance of domestic common
stocks traded on the regular
NASDAQ market as well as foreign
common stocks and ADRs traded on
the National Market System.
--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- INTERNATIONAL EQUITY PORTFOLIO AS OF 6/30/01 (UNAUDITED)


AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------

Six Months Ended 6/30/01+             (25.66)%
Year Ended 6/30/01                    (32.04)
Five Years Ended 6/30/01                4.25
12/3/93* through 6/30/01                4.71

         CUMULATIVE TOTAL RETURN
         -----------------------
12/3/93* through 6/30/01               41.66%
+ Total return is not annualized, as it
  may not be representative of the total
  return for the year.
* Commencement of operations.

[LINE GRAPH]

                                                               INTERNATIONAL EQUITY PORTFOLIO       MORGAN STANLEY EAFE INDEX
                                                               ------------------------------       -------------------------

12/3/93                                                                    10000                              10000

12/93                                                                      10050                              10724

12/94                                                                       9210                              10850

12/95                                                                      10020                              12103

12/96                                                                      12163                              12873

12/97                                                                      11897                              13120

12/98                                                                      14138                              15744

12/99                                                                      23498                              19989

12/00                                                                      19056                              17158

6/30/01                                                                    14166                              14607


The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in International Equity Portfolio
on December 3, 1993 (commencement
of operations) through June 30,
2001, with that of a similar
investment in the Morgan Stanley
EAFE Index. Index information is
available at month-end only;
therefore, the closest month-end
to inception date of the
Portfolio has been used. The
Morgan Stanley EAFE Index is a
composite index consisting of
equity total returns for the
countries of Europe, Australia,
New Zealand and countries in the
Far East.
--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 2001

                             MONEY MARKET PORTFOLIO

        FACE                                                                           ANNUALIZED
       AMOUNT                                      SECURITY                              YIELD        VALUE
--------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 71.1%
      $100,000           AIG Funding matures 7/23/01.................................     3.63%     $   99,788
       100,000           American Express Credit Corp. matures 7/11/01...............     3.97          99,901
       100,000           ANZ Delaware Inc. matures 7/23/01...........................     3.92          99,771
       100,000           Canadian Wheat Board matures 8/10/01........................     3.84          99,584
       100,000           CBA Finance matures 8/14/01.................................     3.89          99,535
       100,000           Deutsche Bank Finance matures 7/16/01.......................     3.92          99,848
       100,000           General Electric Capital Corp. matures 8/14/01..............     3.65          99,564
       100,000           Halifax PLC matures 8/8/01..................................     3.70          99,620
       100,000           IBM Credit Corp. matures 7/2/01.............................     4.05         100,000
       100,000           International Lease Finance Corp. matures 7/19/01...........     3.93          99,814
       100,000           J.P. Morgan Chase & Co. matures 7/2/01......................     4.22         100,000
       100,000           Nationwide Building Society matures 8/3/01..................     4.11          99,635
       100,000           Oesterreichische Kontrollbank matures 7/5/01................     4.63          99,961
       100,000           Rabobank matures 7/5/01.....................................     3.94          99,967
       100,000           Societe Generale NA Inc. matures 8/10/01....................     3.97          99,570
       100,000           Transamerica Finance Corp. matures 7/25/01..................     4.18          99,733
       100,000           Union Bank of Switzerland matures 8/8/01....................     3.72          99,618
       100,000           USAA Capital Corp. matures 8/15/01..........................     3.70          99,548
       100,000           Walt Disney Co. matures 9/7/01..............................     3.72          99,308
--------------------------------------------------------------------------------------------------------------
                         TOTAL COMMERCIAL PAPER (Cost -- $1,894,765).................                1,894,765
--------------------------------------------------------------------------------------------------------------
U.S. AGENCIES AND INSTRUMENTALITIES -- 7.5%
       100,000           Federal Farm Credit Bank matures 7/11/01....................     3.84          99,904
       100,000           Federal Home Loan Mortgage Corp. matures 7/18/01............     3.88          99,828
--------------------------------------------------------------------------------------------------------------
                         TOTAL U.S. AGENCIES AND INSTRUMENTALITIES
                           (Cost -- $199,732)........................................                  199,732
--------------------------------------------------------------------------------------------------------------
BANK NOTES -- 3.8%
       100,000           Bank of America matures 7/9/01 (Cost -- $100,000)...........     4.02         100,000
--------------------------------------------------------------------------------------------------------------
DOMESTIC CERTIFICATES -- 3.7%
       100,000           Harris Bank matures 7/27/01 (Cost -- $100,000)..............     3.94         100,000
--------------------------------------------------------------------------------------------------------------
TIME DEPOSITS -- 7.5%
       100,000           BNP Paribas S.A. matures 7/2/01.............................     4.13         100,000
       100,000           HSBC Bank USA matures 7/2/01................................     4.13         100,000
--------------------------------------------------------------------------------------------------------------
                         TOTAL TIME DEPOSITS (Cost -- $200,000)......................                  200,000
--------------------------------------------------------------------------------------------------------------
FOREIGN CERTIFICATES OF DEPOSIT -- 3.8%
       100,000           Bank of Montreal matures 8/22/01 (Cost -- $100,009).........     3.95         100,009
--------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.6%
        70,000           J.P. Morgan Chase & Co., 3.93% due 7/2/01; Proceeds at
                           maturity -- $70,023; (Fully collateralized by U.S.
                           Treasury Bills and Notes, 3.625% to 5.875% due 8/23/01 to
                           1/15/08; Market value -- $70,356) (Cost -- $70,000).......                   70,000
--------------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100% (Cost -- $2,664,506*).............               $2,664,506
--------------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT                                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECTOR -- 42.7%
$ 1,700,000                Federal Home Loan Bank, 6.500% due 11/15/05++...............  $ 1,768,000
                           Federal National Mortgage Association (FNMA):
  8,523,363                  7.500% due 9/1/29 (a).....................................    8,704,544
  1,487,674                  6.000% due 2/1/31.........................................    1,429,551
  2,805,668                  7.000% due 5/1/30 through 2/1/31..........................    2,818,799
                           Government National Mortgage Association (GNMA):
  1,438,206                  7.500% due 12/15/28 (a)...................................    1,476,406
  3,721,846                  7.000% due 7/15/27 through 7/15/29 (a)....................    3,759,063
  1,374,582                  8.000% due 11/15/29 through 12/15/29 (a)..................    1,425,263
    641,208                  8.500% due 4/15/30........................................      670,063
  6,529,862                  6.5000% due 7/15/28 through 2/15/31 (a)...................    6,466,587
  6,500,000                U.S. Treasury Principal Strip, zero coupon bond to yield
                             6.206% due 2/15/15++......................................    2,897,570
----------------------------------------------------------------------------------------------------
                           TOTAL U.S. GOVERNMENT SECTOR (Cost -- $31,092,924)             31,415,846
----------------------------------------------------------------------------------------------------



   FACE
  AMOUNT      RATING(B)                              SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
HIGH YIELD SECTOR -- 27.8%
----------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 26.0%
----------------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.4%
    185,000     B-         Dunlop Standard Aerospace Holdings, Sr. Notes, 11.875% due
                             5/15/09...................................................      197,487
     70,000     B-         Fairchild Corp., Sr. Sub. Notes, 10.750% due 4/15/09........       57,225
----------------------------------------------------------------------------------------------------
                                                                                             254,712
----------------------------------------------------------------------------------------------------
AIRLINE -- 0.3%
    230,000     BB-        Air Canada, Sr. Notes, 10.250% due 3/15/11 (c)..............      216,775
----------------------------------------------------------------------------------------------------
ALTERNATIVE POWER GENERATION -- 1.0%
                           AES Corp.:
                             Sr. Notes:
     95,000     Ba1*            9.500% due 6/1/09......................................       97,375
     20,000     Ba1*            9.375% due 9/15/10.....................................       20,300
    310,000     Ba3*         Sr. Sub. Notes, 10.250% due 7/15/06.......................      320,075
     80,000     Ba2*       AES Drax Energy Ltd., Sr. Sub. Secured Notes, 11.500% due
                             8/30/10...................................................       87,200
    200,000     BB+        Calpine Corp., Sr. Notes, 10.500% due 5/15/06...............      204,000
     25,000     BBB+       Covanta Energy Corp. 9.250% due 3/1/22......................       23,000
----------------------------------------------------------------------------------------------------
                                                                                             751,950
----------------------------------------------------------------------------------------------------
ALUMINUM -- 0.3%
    100,000     BB-        Century Aluminum Co., Sr. Secured Notes, 11.750% due 4/15/08
                             (c).......................................................      104,500
                           Kaiser Aluminum & Chemical Corp., Sr. Notes:
     10,000     B            Series B, 10.875% due 10/15/06++..........................        9,600
     75,000     B            Series D, 10.875% due 10/15/06............................       72,000
----------------------------------------------------------------------------------------------------
                                                                                             186,100
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 12

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(B)                              SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
APPAREL/FOOTWEAR -- 0.4%
$    50,000     BB-        Levi Strauss & Co., Sr. Notes, 11.625% due 1/15/08++........  $    45,250
                           Tommy Hilfiger USA Inc., Company Guaranteed:
     60,000     BBB-         6.500% due 6/1/03.........................................       58,200
     50,000     BBB-         6.850% due 6/1/08.........................................       44,563
    165,000     B-         Tropical Sportswear International Corp., 11.000% due
                             6/15/08...................................................      152,625
----------------------------------------------------------------------------------------------------
                                                                                             300,638
----------------------------------------------------------------------------------------------------
APPAREL/FOOTWEAR RETAIL -- 0.4%
     65,000     CCC+       J. Crew Operating Corp., Sr. Sub. Notes, 10.375% due
                             10/15/07..................................................       55,575
                           Saks Inc., Company Guaranteed:
     45,000     BB+          7.000% due 7/15/04........................................       42,525
    140,000     BB+          7.250% due 12/1/04........................................      132,300
     55,000     BB+          8.250% due 11/15/08.......................................       50,325
----------------------------------------------------------------------------------------------------
                                                                                             280,725
----------------------------------------------------------------------------------------------------
AUTO PARTS: OEM -- 0.0%
     10,000     B          Collins & Aikman Products, Company Guaranteed, 11.500% due
                             4/15/06...................................................        9,500
----------------------------------------------------------------------------------------------------
AUTOMOTIVE AFTERMARKET -- 0.0%
     35,000     BB-        Pep Boys Inc., Sr. Notes, 6.520% due 7/16/07................       32,156
----------------------------------------------------------------------------------------------------
BROADCASTING -- 0.3%
    225,000     B-         Emmis Escrow Corp., Sr. Discount Notes, step bond to yield
                             12.499% due 3/15/11 (c)...................................      128,250
     45,000     B-         LIN Holdings Corp., Sr. Discount Notes, step bond to yield
                             12.480% due 3/1/08 (c)....................................       32,625
     45,000     CCC+       Sirius Satellite Radio Inc., Sr. Secured Notes, 14.500% due
                             5/15/09...................................................       21,375
     35,000     B-         Spanish Broadcasting Systems, Sr. Sub. Notes, 9.625% due
                             11/1/09 (c)...............................................       32,725
     20,000     CCC+       Xm Satellite Radio Inc., Sr. Secured Notes, 14.000% due
                             3/15/10...................................................       12,100
----------------------------------------------------------------------------------------------------
                                                                                             227,075
----------------------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.5%
    190,000     B          Amatek Industries Property Ltd., Sr. Sub. Notes, 12.000% due
                             2/15/08...................................................      151,050
    220,000     B-         Atrium Cos. Inc., Sr. Sub. Notes, 10.500% due 5/1/09 (c)....      199,100
----------------------------------------------------------------------------------------------------
                                                                                             350,150
----------------------------------------------------------------------------------------------------
CABLE/SATELLITE TV -- 2.5%
                           Adelphia Communications Corp.:
    135,000     B+           Sr. Discount Notes, Series B, zero coupon to yield 11.316%
                             due 1/15/08...............................................       63,788
     35,000     B+           Sr. Notes, 10.250% due 6/15/11............................       34,650
    220,000     B-         Callahan Nordrhein - Westfalen, Sr. Discount Notes, step
                             bond to yield
                             11.831% due 7/15/10 (c)...................................       84,700
                           Charter Communications Holdings:
                             Sr. Discount Notes:
    295,000     B+              Step bond to yield 11.712% due 1/15/10.................      200,600
    400,000     B+              Step bond to yield 12.591% due 1/15/11.................      252,000
    345,000     B+              Step bond to yield 11.089% due 5/15/11 (c).............      201,825
     70,000     B+           Sr. Notes, 11.125% due 1/15/11............................       74,200
    155,000     B1*        Echostar Broadband Corp., Sr. Notes, 10.375% due 10/1/07....      155,775

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(B)                              SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
CABLE/SATELLITE TV -- 2.5% (CONTINUED)
$    75,000     B-         Insight Communications Co., Inc., Sr. Discount Notes, step bonds to yield
                             12.251% due 2/15/11 (c)...................................  $    42,750
     60,000     B+         Mediacom Broadband LLC, Sr. Notes, 11.000% due 7/15/13
                             (c).......................................................       61,350
                           NTL Communications Corp., Sr. Notes:
    270,000     B            11.500% due 10/1/08.......................................      179,550
    200,000     B            Series B, step bond to yield 15.568% due 2/1/06...........      136,000
    165,000     Ba2*       Rogers Cablesystems Ltd., Sr. Sub. Debentures, 11.000% due
                             12/1/15...................................................      186,038
    325,000     B-         United International Holdings, Sr. Discount Notes, Series B,
                             step bond to yield 12.937% due 2/15/08....................      110,500
    450,000     B          United Pan-Europe Communications N.V., Sr. Discount Notes,
                             Series B,
                             step bond to yield 12.496% due 8/1/09.....................       74,250
----------------------------------------------------------------------------------------------------
                                                                                           1,857,976
----------------------------------------------------------------------------------------------------
CASINOS AND GAMING -- 0.7%
    120,000     B          Hollywood Casino Corp., Company Guaranteed, 11.250% due
                             5/1/07....................................................      127,200
    145,000     BB-        Mandalay Resort Group, Sr. Sub. Debentures, 7.625% due
                             7/15/13...................................................      124,700
                           Sun International Hotels Ltd., Company Guaranteed:
     80,000     B+           9.000% due 3/15/07........................................       81,200
     70,000     B+           8.625% due 12/15/07.......................................       70,350
    105,000     B-         Venetian Casino Resort LLC, Company Guaranteed, 12.250% due
                             11/15/04++................................................      112,875
----------------------------------------------------------------------------------------------------
                                                                                             516,325
----------------------------------------------------------------------------------------------------
CHEMICALS - AGRICULTURAL -- 0.2%
    145,000     Ba1*       IMC Global Inc., Sr. Notes, 11.250% due 6/1/11..............      145,000
----------------------------------------------------------------------------------------------------
CHEMICALS - MAJOR DIVERSIFIED -- 0.3%
    820,000     B-         Huntsman ICI Chemicals LLC, Sr. Discount Notes, zero coupon bond to yield
                             13.188% due 12/31/09......................................      252,150
----------------------------------------------------------------------------------------------------
CHEMICALS - SPECIALTY -- 0.4%
    180,000     B          Avecia Group PLC, Company Guaranteed, 11.000% due 7/1/09....      180,000
                           ISP Holdings Inc.:
                             Sr. Notes, Series B:
     10,000     BB-             9.750% due 2/15/02.....................................       10,075
     55,000     BB-             9.000% due 10/15/03....................................       53,213
     70,000     BB-          Sr. Sub. Notes, 10.250% due 7/1/11(c).....................       70,350
----------------------------------------------------------------------------------------------------
                                                                                             313,638
----------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS -- 0.2%
     65,000     B-         Nortek Inc., Sr. Sub. Notes, 9.875% due 6/15/11 (c).........       62,888
     70,000     B          Schuler Homes, Inc., Sr. Sub. Notes, 10.500% due 7/15/11
                             (c).......................................................       70,350
----------------------------------------------------------------------------------------------------
                                                                                             133,238
----------------------------------------------------------------------------------------------------
CONSUMER SPECIALTIES -- 0.2%
                           American Greetings Corp.:
     45,000     BBB-         Sr. Notes, 6.100% due 8/1/28..............................       35,663
    140,000     BB+          Sr. Sub. Notes, 11.750% due 7/15/08 (c)...................      136,500
----------------------------------------------------------------------------------------------------
                                                                                             172,163
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 14

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(B)                              SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
CONTAINERS/PACKAGING -- 0.6%
$   135,000     B          Crown Cork & Seal Co., Inc., Sr. Sub. Notes, 7.125% due
                             9/1/02++..................................................  $    78,975
     10,000     B-         Huntsman Packaging, Sr. Sub. Notes, 13.000% due 6/1/10......        7,700
     70,000     B+         Owens-Illinois, Inc., Sr. Notes, 7.150% due 5/15/05.........       53,900
     60,000     B-         SF Holdings Group, Inc., Sr. Discount Notes, Series B, step
                             bond to yield 18.082% due 3/15/08.........................       27,300
    135,000     B          Stone Container Corp., Sr. Notes, 11.500% due 8/15/06 (c)...      142,425
     50,000     B-         Sweetheart Cup Corp., Inc., Sr. Sub. Notes, 10.500% due
                             9/1/03....................................................       47,500
     95,000     B-         Tekni-Plex Inc., Series B, Company Guaranteed, 12.750% due
                             6/15/10...................................................       77,425
----------------------------------------------------------------------------------------------------
                                                                                             435,225
----------------------------------------------------------------------------------------------------
CONTRACT DRILLING -- 0.4%
    105,000     B+         Parker Drilling Co., Sr. Notes, 9.750% due 11/15/06.........      107,625
    155,000     BB         Pride International Inc., Sr. Notes, 10.000% due 6/1/09.....      171,275
----------------------------------------------------------------------------------------------------
                                                                                             278,900
----------------------------------------------------------------------------------------------------
DEPARTMENT STORES -- 0.3%
                           JC Penney Co. Inc., Sr. Notes:
    125,000     BBB-         6.125% due 11/15/03++.....................................      120,000
    125,000     BBB-         6.900% due 8/15/26........................................      120,469
----------------------------------------------------------------------------------------------------
                                                                                             240,469
----------------------------------------------------------------------------------------------------
DISCOUNT CHAINS -- 0.3%
                           K-Mart Corp., Sr. Notes:
    155,000     Baa3*        12.500% due 3/1/05........................................      166,431
     53,281     Baa3*        8.540% due 1/2/15.........................................       48,595
----------------------------------------------------------------------------------------------------
                                                                                             215,026
----------------------------------------------------------------------------------------------------
DRUGSTORE CHAINS -- 0.0%
     20,000     B-         Rite Aid Corp., Sr. Notes, 11.250% due 7/1/08 (c)...........       20,275
----------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.6%
    165,000     BBB        Avista Corp., Sr. Notes, 9.750% due 6/1/08 (c)..............      176,344
     30,000     BB         CMS Energy Corp., Sr. Notes, 9.875% due 10/15/07............       31,313
     70,000     BB-        Mission Energy Holdings, Secured Notes, 13.500% due 7/15/08
                             (c).......................................................       69,300
    165,000     Ba3*       Orion Power Holdings, Inc., Sr. Notes, 12.000% due 5/1/10
                             (c).......................................................      183,975
----------------------------------------------------------------------------------------------------
                                                                                             460,932
----------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS -- 0.2%
     85,000     BB-        Flextronics International Ltd., Sr. Sub. Notes, 9.875% due
                             7/1/10++..................................................       85,000
     75,000     Baa2*      Thomas & Betts Corp., Sr. Notes, 6.625% due 5/7/08..........       57,469
----------------------------------------------------------------------------------------------------
                                                                                             142,469
----------------------------------------------------------------------------------------------------
ELECTRONIC PRODUCTION EQUIPMENT -- 0.2%
    165,000     B          Amkor Technologies, Inc., Sr. Sub. Notes, 10.500% due
                             5/1/09....................................................      157,988
----------------------------------------------------------------------------------------------------
ELECTRONICS/APPLIANCES -- 0.1%
     55,000     B          Salton Inc., Sr. Sub. Notes, 12.250% due 4/15/08++..........       56,375
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(B)                              SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
ENGINEERING AND CONSTRUCTION -- 1.1%
$   165,000     BB-        Foster Wheeler Ltd., Sr. Notes, 6.750% due 11/15/05.........  $   123,750
    295,000     BB-        Integrated Electrical Services Inc., Sr. Sub. Notes, 9.375%
                             due 2/1/09++..............................................      290,575
                           Metromedia Fiber Network, Inc., Sr. Notes:
    630,000     B+           10.000% due 11/15/08......................................      242,550
    385,000     B+           10.000% due 12/15/09......................................      148,225
----------------------------------------------------------------------------------------------------
                                                                                             805,100
----------------------------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES -- 0.1%
     90,000     B+         URS Corp., Sr. Sub. Notes, 12.250% due 5/1/09...............       92,475
----------------------------------------------------------------------------------------------------
FINANCE/RENTAL/LEASING -- 0.3%
     95,000     BBB-       Avis Rent-A-Car Inc., Sr. Sub. Notes, 11.000% due 5/1/09....      106,519
    145,000     BB         United Rentals Inc., Sr. Notes, 10.750% due 4/15/08 (c).....      150,800
----------------------------------------------------------------------------------------------------
                                                                                             257,319
----------------------------------------------------------------------------------------------------
FINANCIAL CONGLOMERATES -- 1.0%
                           Amresco Inc., Sr. Sub. Notes:
      5,000     Caa*         10.000% due 3/15/04#......................................        2,825
    135,000     Caa*         9.875% due 3/15/05#.......................................       76,275
                           Finova Capital Corp., Sr. Notes:
     65,000     Caa2*        5.875% due 10/15/01 (d)...................................       61,873
    120,000     Caa2*        6.250% due 11/1/02 (d)....................................      113,536
     35,000     Caa2*        6.125% due 3/15/04 (d)....................................       32,593
    440,000     Caa2*        7.250% due 11/8/04 (d)++..................................      409,200
     55,000     Caa2*        6.380% due 3/19/49 (d)....................................       52,113
----------------------------------------------------------------------------------------------------
                                                                                             748,415
----------------------------------------------------------------------------------------------------
FOOD DISTRIBUTORS -- 1.5%
                           Aurora Foods Inc., Sr. Sub. Notes:
                             Series B:
    170,000     CCC+            9.875% due 2/15/07.....................................      151,300
     60,000     CCC+            8.750% due 7/1/08++....................................       51,300
     30,000     CCC+         Series D, 9.875% due 2/15/07..............................       26,700
    565,000     B-         Carrols Corp., Sr. Sub. Notes, Company Guaranteed, 9.500%
                             due 12/1/08...............................................      497,200
                           Fleming Cos., Inc.:
                             Series B:
     15,000     B               10.500% due 12/1/04....................................       15,375
    160,000     B               10.625% due 7/31/07....................................      164,800
    125,000     Ba3*         Sr. Notes, 10.125% due 4/1/08 (c).........................      128,750
     40,000     B          SC International Services Inc., Sr. Sub. Notes, 9.250% due
                             9/1/07....................................................       43,050
----------------------------------------------------------------------------------------------------
                                                                                           1,078,475
----------------------------------------------------------------------------------------------------
FOODS - MAJOR DIVERSIFIED -- 0.3%
    185,000     B2*        Michael Foods Inc., Sr. Sub. Notes, 11.750% due 4/1/11
                             (c).......................................................      190,550
----------------------------------------------------------------------------------------------------
FOODS - SPECIALTY/CANDY -- 0.1%
     50,000     B-         B&G Foods Inc., Sr. Sub. Notes, Company Guaranteed, 9.625%
                             due 8/1/07................................................       42,500
----------------------------------------------------------------------------------------------------
FOREST PRODUCTS -- 0.3%
    245,000     CCC+       Ainsworth Lumber Co. Ltd., Sr. Notes, 12.500% due 7/15/07...      226,625
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 16

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(B)                              SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
HOME FURNISHINGS -- 0.3%
$    65,000     B          Falcon Products, Inc., Sr. Sub. Notes, 11.375% due
                             6/15/09...................................................  $    62,075
                           Remington Products Co., LLC, Sr. Sub. Notes:
     50,000     B3*          11.000% due 5/15/06 (c)...................................       48,813
    145,000     B3*          Series B, 11.000% due 5/15/06                                   141,556
----------------------------------------------------------------------------------------------------
                                                                                             252,444
----------------------------------------------------------------------------------------------------
HOMEBUILDING -- 0.5%
     60,000     Ba3*       D.R. Horton Inc., Sr. Sub. Notes, 9.375% due 3/15/11........       60,300
    140,000     BB+        Lennar Corp., Sr. Notes, Series B, Company Guaranteed,
                             9.950% due 5/1/10.........................................      151,200
     40,000     B1*        Meritage Corp., Sr. Notes, 9.750% due 6/1/11 (c)............       40,000
     75,000     BB         The Ryland Group, Inc., Sr. Notes, 9.750% due 9/1/10++......       79,313
                           Standard Pacific Corp., Sr. Notes:
     10,000     BB           8.500% due 4/1/09.........................................        9,800
     15,000     BB           9.500% due 9/15/10........................................       15,169
----------------------------------------------------------------------------------------------------
                                                                                             355,782
----------------------------------------------------------------------------------------------------
HOTELS/RESORTS/CRUISELINES -- 0.8%
    270,000     Ba3*       Courtyard by Marriott, Sr. Secured Notes, 10.750% due
                             2/1/08....................................................      280,800
    270,000     B+         Intrawest Corp., Sr. Notes, 10.500% due 2/1/10..............      282,150
----------------------------------------------------------------------------------------------------
                                                                                             562,950
----------------------------------------------------------------------------------------------------
INDUSTRIAL MACHINERY -- 0.1%
     60,000     B          Flowserve Corp., Company Guaranteed, 12.250% due 8/15/10....       64,500
----------------------------------------------------------------------------------------------------
INTERNET SOFTWARE/SERVICES -- 0.1%
    225,000     B-         Exodus Communications, Inc., Sr. Notes, 11.625% due
                             7/15/10...................................................       78,750
----------------------------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 0.2%
                           Conseco Inc., Sr. Notes:
     70,000     BB-          8.750% due 2/9/04.........................................       66,500
     60,000     BB-          10.750% due 6/15/08.......................................       59,100
----------------------------------------------------------------------------------------------------
                                                                                             125,600
----------------------------------------------------------------------------------------------------
MAJOR TELECOMMUNICATIONS -- 0.3%
                           Adelphia Business Solutions, Inc.:
     15,000     B+           Sr. Discount Notes, step bond to yield 14.950% due
                             4/15/03...................................................       11,025
     50,000     BB-          Sr. Notes, 12.250% due 9/1/04++...........................       41,500
     60,000     BB-          Sr. Sub. Notes, 12.000% due 11/1/07.......................       27,900
    200,000     B          Telewest Communication PLC, step bond to yield 11.387% due
                             10/1/07...................................................      169,500
----------------------------------------------------------------------------------------------------
                                                                                             249,925
----------------------------------------------------------------------------------------------------
MARINE SHIPPING -- 0.3%
    200,000     B-         Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09......      192,000
----------------------------------------------------------------------------------------------------
MEDICAL DISTRIBUTORS -- 0.2%
    125,000     B          Physician Sales & Services, Company Guaranteed, 8.500% due
                             10/1/07...................................................      117,500
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(B)                              SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
MEDICAL/NURSING SERVICES -- 0.1%
$     5,000     BBB-       HEALTHSOUTH Corp., Sr. Notes, 6.875% due 6/15/05............  $     4,813
     75,000     B          Pre-Se Technologies Inc., Company Guaranteed, 9.500% due
                             2/15/05...................................................       60,375
----------------------------------------------------------------------------------------------------
                                                                                              65,188
----------------------------------------------------------------------------------------------------
MEDICAL SPECIALTIES -- 0.1%
     45,000     B-         Universal Hospital Services, Sr. Notes, 10.250% due
                             3/1/08....................................................       41,231
----------------------------------------------------------------------------------------------------
MISCELLANEOUS COMMERCIAL SERVICES -- 0.3%
    250,000     B-         Outsourcing Solutions Inc., Sr. Sub. Notes, 11.000% due
                             11/1/06...................................................      211,250
----------------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 0.4%
     80,000     B          Applied Extrusion Technologies, Inc., Sr. Notes, 10.750% due
                             7/1/11 (c)................................................       81,200
     75,000     A3*        Cooper Tire & Rubber Co., Sr. Notes, 7.625% due 3/15/27.....       69,281
    150,000     B2*        Park-Ohio Industries Inc., Sr. Sub. Notes, 9.250% due
                             12/1/07...................................................      123,000
----------------------------------------------------------------------------------------------------
                                                                                             273,481
----------------------------------------------------------------------------------------------------
MOVIES/ENTERTAINMENT -- 0.3%
     85,000     CCC-       AMC Entertainment Inc., Sr. Sub. Notes, 9.500% due
                             3/15/09...................................................       77,775
    145,000     B          Premier Parks, Inc., Sr. Discount Notes, step bond to yield
                             11.332% due 4/1/08........................................      117,812
----------------------------------------------------------------------------------------------------
                                                                                             195,587
----------------------------------------------------------------------------------------------------
OIL AND GAS PIPELINES -- 0.0%
     20,000     BB-        Leviathan Gas Pipeline Partners LP, Sr. Sub. Notes, 10.375%
                             due 6/1/09................................................       21,400
----------------------------------------------------------------------------------------------------
OIL AND GAS PRODUCTION -- 0.9%
    200,000     B1*        Belco Oil & Gas Corp., Sr. Sub. Notes, 10.500% due 4/1/06...      207,500
     35,000     Caa*       Belden & Blake Corp., Series B, Company Guaranteed, 9.875%
                             due 6/15/07...............................................       28,700
    125,000     B+         Canadian Forest Oil Corp., Company Guaranteed, 10.500% due
                             1/15/06++.................................................      133,125
    130,000     B+         Nuevo Energy Co., Sr. Sub. Notes, 9.500% due 6/1/08++.......      131,300
    150,000     B          Stone Energy Corp., Sr. Sub. Notes, 8.750% due 9/15/07......      153,750
----------------------------------------------------------------------------------------------------
                                                                                             654,375
----------------------------------------------------------------------------------------------------
OILFIELD SERVICES/EQUIPMENT -- 0.2%
    115,000     BB         Compagnie Generale de Geophysique S.A., Sr. Notes,
                               10.625% due 11/15/07....................................      120,175
----------------------------------------------------------------------------------------------------
OTHER CONSUMER SERVICES -- 0.2%
                           Stewart Enterprises, Inc.:
    115,000     BB-          Sr. Notes, 6.700% due 12/1/03.............................      112,413
     40,000     B+           Sr. Sub. Notes, 10.750% due 7/1/08 (c)....................       41,400
----------------------------------------------------------------------------------------------------
                                                                                             153,813
----------------------------------------------------------------------------------------------------
PHARMACEUTICALS - GENERIC -- 0.1%
     85,000     BB         ICN Pharmaceuticals Inc., Sr. Notes, 9.250% due 8/15/05.....       87,975
----------------------------------------------------------------------------------------------------
PHARMACEUTICALS - OTHER -- 0.1%
     80,000     B+         King Pharmaceuticals, Inc., Sr. Sub. Notes, 10.750% due
                             2/15/09...................................................       87,600
----------------------------------------------------------------------------------------------------
PRECIOUS METALS -- 0.1%
     95,000     BBB        Newmont Mining Corp., Sr. Notes, 8.625% due 5/15/11.........       93,931
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(B)                              SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.1%
$    65,000     Ba1*       Markel Capital Trust I, Jr. Sub. Notes, Series B, 8.710% due
                             1/1/46....................................................  $    51,106
     35,000     Ba1*       PXRE Capital Trust I, Company Guaranteed, 8.850% due
                             2/1/27....................................................       24,063
----------------------------------------------------------------------------------------------------
                                                                                              75,169
----------------------------------------------------------------------------------------------------
PUBLISHING - BOOKS/MAGAZINES -- 0.3%
    250,000     BB-        Quebecor Media Inc., Sr. Notes, 11.125% due 7/15/11.........      250,625
----------------------------------------------------------------------------------------------------
PULP AND PAPER -- 0.3%
                           Riverwood International Corp.:
     10,000     B-           Company Guaranteed, 10.625% due 8/1/07....................       10,250
     35,000     B-           Sr. Notes, 10.625% due 8/1/07 (c).........................       35,875
    145,000     CCC+         Sr. Sub. Notes, 10.875% due 4/1/08++......................      139,925
     55,000     Ba3*       SD Warren Co., Debentures, Payment-in-kind, 14.000% due
                             12/15/06..................................................       59,538
----------------------------------------------------------------------------------------------------
                                                                                             245,588
----------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.2%
    140,000     BB-        Meditrust Corp., Sr. Notes, 7.114% due 8/15/04 (c)..........      132,300
----------------------------------------------------------------------------------------------------
RECREATIONAL PRODUCTS -- 0.2%
    180,000     BB         Hasbro Inc., Sr. Notes, 6.600% due 7/15/28..................      118,575
----------------------------------------------------------------------------------------------------
SAVINGS BANKS -- 0.1%
    100,000     B2*        Ocwen Capital Trust I, Jr. Sub. Notes, 10.875% due 8/1/27...       80,500
----------------------------------------------------------------------------------------------------
SEMICONDUCTORS -- 0.0%
     15,000     B          Fairchild Semiconductor Corp., Sr. Sub. Notes, 10.125% due
                             3/15/07...................................................       14,475
----------------------------------------------------------------------------------------------------
STORES - SPECIALTY -- 0.0%
     25,000     B-         Advance Stores Co., Sr. Sub. Notes, Series B, Company
                             Guaranteed, 10.250% due 4/15/08...........................       24,500
----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 0.2%
     70,000     B          Flag Telecom Holding Ltd., Sr. Notes, 11.625% due 3/30/10...       44,450
    165,000     Baa3*      Lucent Technologies Inc., Sr. Notes, 7.250% due 7/15/06++...      123,750
----------------------------------------------------------------------------------------------------
                                                                                             168,200
----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - SPECIALTY -- 1.1%
    105,000     B-         Focal Communications Corp., Sr. Discount Notes, Series B,
                             step bond to yield 13.281% due 2/15/08....................       22,575
                           Global Crossing Holding Ltd.:
    140,000     BB           Sr. Notes, 9.500% due 11/15/09++..........................      110,250
     50,000     B-         GT Group Telecom Inc., Sr. Discount Notes, step bond to
                             yield 15.230% due 2/1/10..................................       16,000
                           ITC DeltaCom, Inc., Sr. Notes:
     60,000     B2*          11.000% due 6/1/07........................................       39,900
     45,000     B2*          9.750% due 11/15/08.......................................       31,275
                           Level 3 Communications, Inc.:
    390,000     B3*          Sr. Discount Notes, step bond to yield 13.024% due
                                3/15/10................................................       83,850
     90,000     B3*          Sr. Notes, 11.000% due 3/15/08............................       40,050
     65,000     CCC+       Madison River Capital LLC, Sr. Notes, 13.250% due 3/1/10....       31,525
     60,000     B+         McLeodUSA, Inc., Sr. Notes, 9.250% due 7/15/07..............       35,100
     35,000     B          NEXTLINK Communications, Inc., Sr. Notes, 9.625% due
                             10/1/07...................................................       10,325

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(B)                              SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - SPECIALTY -- 1.1% (CONTINUED)
$   180,000     B-         Tele1 Europe B.V., Sr. Notes, 13.000% due 5/15/09...........  $    99,900
                           Time Warner Telecom Inc., Sr. Notes:
    165,000     B2*          9.750% due 7/15/08........................................      148,913
     55,000     B2*          10.125% due 2/1/11........................................       49,775
                           Williams Communication Group Inc., Sr. Notes:
     55,000     B+           10.700% due 10/1/07.......................................       22,825
     65,000     B+           11.700% due 8/1/08........................................       27,300
----------------------------------------------------------------------------------------------------
                                                                                             769,563
----------------------------------------------------------------------------------------------------
TEXTILES -- 0.1%
    150,000     CCC+       WestPoint Stevens Inc., Sr. Notes, 7.875% due 6/15/05.......       59,250
----------------------------------------------------------------------------------------------------
TOBACCO -- 0.2%
    180,000     BB         Standard Commercial Corp., Company Guaranteed, 8.875% due
                             8/1/05....................................................      172,125
----------------------------------------------------------------------------------------------------
TRUCKS/CONSTRUCTION/FARM MACHINERY -- 0.2%
    135,000     B          Columbus McKinnon Corp., Sr. Sub. Notes, 8.500% due
                             4/1/08....................................................      122,850
----------------------------------------------------------------------------------------------------
WHOLESALE DISTRIBUTORS -- 0.1%
     60,000     B+         Buhrman U.S. Inc., Company Guaranteed, 12.250% due
                             11/1/09...................................................       59,400
----------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 1.8%
    125,000     CCC        AirGate PCS, Inc., Sr. Sub. Discount Notes, step bond to
                             yield 16.748% to 10/1/09..................................       73,125
     10,000     CCC        Alamosa PCS Holdings, Inc., Sr. Discount Notes, Company
                             Guaranteed, step bond to yield 14.280% due 2/15/10........        4,650
     60,000     B          American Tower Corp., Sr. Notes, 9.375% due 2/1/09 (c)++....       56,250
     70,000     B-         Centennial Cellular, Sr. Sub. Notes, 10.750% due
                             12/15/08++................................................       65,100
                           Crown Castle International Corp.:
    140,000     B            Sr. Discount Notes, step bond to yield 11.333% due
                                5/15/11................................................       87,850
    160,000     B            Sr. Notes, 10.750% due 8/1/11++...........................      155,600
     55,000     B3*        Dobson/Sygnet Communications Corp., Sr. Notes, 12.250% due
                             12/15/08++................................................       55,825
     65,000     CCC        Horizon PCS, Inc., Sr. Discount Notes, step bond to yield
                             15.135% due 10/1/10.......................................       25,675
     50,000     CCC        IWO Holdings Inc., Sr. Notes, 14.000% due 1/15/11...........       43,750
     90,000     B-         McCaw International Ltd., Sr. Discount Notes, step bond to
                             yield 18.599% 4/15/07.....................................       25,650
     50,000     B-         Millicom International Cellular S.A., Sr. Discount Notes,
                             step bond to yield 15.934% due 6/1/06.....................       43,250
                           Nextel Communications:
                             Sr. Discount Notes:
     85,000     B1*             Step bond to yield 10.955% due 9/15/07.................       60,243
    290,000     B1*             Step bond to yield 10.589% due 2/15/08.................      181,975
     80,000     B1*          Sr. Notes, 9.375% due 11/15/09............................       63,600
    410,000     B-         Spectrasite Holdings, Inc., Sr. Discount Notes, step bond to
                             yield 11.386% due 4/15/09.................................      190,650
     15,000     B3*        TeleCorp PCS Inc., Sr. Sub. Notes, Company Guaranteed,
                             10.625% due 7/15/10++.....................................       14,175
     70,000     B3*        Tritel PCS Inc., Sr. Sub. Notes, 10.375% due 1/15/11........       64,400

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(B)                              SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 1.8% (CONTINUED)
                           VoiceStream Wireless Corp.:
$    55,000     A-           Sr. Discount Notes, step bond to yield 11.876% due
                                11/15/09...............................................  $    45,925
     64,475     A-           Sr. Notes, 10.375% due 11/15/09...........................       73,824
----------------------------------------------------------------------------------------------------
                                                                                           1,331,517
----------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS AND NOTES (Cost -- $20,916,378).......   19,079,483
----------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE NOTES -- 1.4%
----------------------------------------------------------------------------------------------------
ALTERNATIVE POWER GENERATION -- 0.1%
     35,000     BBB        Covanta Energy Corp., Sub. Notes, 6.000% due 6/1/02.........       33,850
----------------------------------------------------------------------------------------------------
COMPUTER PROCESSING HARDWARE -- 0.1%
    135,000     B2*        Vitesse Semiconductor Corp., Sr. Notes, 4.000% due
                             3/15/05...................................................      109,688
----------------------------------------------------------------------------------------------------
CONTRACT DRILLING -- 0.0%
     10,000     B-         Parker Drilling Co., Sub. Notes, 5.500% due 8/1/04..........        9,150
----------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS -- 0.3%
     90,000     BB-        Celestica Inc., Sub. Notes, zero coupon to yield 5.485% due
                             8/1/20....................................................       39,712
     85,000     B1*        LSI Logic Corp., Sr. Notes, 4.000% due 2/15/05..............       70,444
    260,000     Ba3*       Sanmina Corp., Sr. Notes, zero coupon to yield 5.427% due
                             9/12/20...................................................       93,925
----------------------------------------------------------------------------------------------------
                                                                                             204,081
----------------------------------------------------------------------------------------------------
ELECTRONIC PRODUCTION EQUIPMENT -- 0.2%
    150,000     B          Amkor Technologies, Inc., Sr. Notes, 5.000% due 3/15/07++...      121,500
----------------------------------------------------------------------------------------------------
INTERNET SOFTWARE/SERVICES -- 0.0%
     40,000     CCC        Exodus Communications, Inc., Sr. Notes, 4.750% due
                             7/15/08...................................................        7,200
----------------------------------------------------------------------------------------------------
MAJOR TELECOMMUNICATIONS -- 0.0%
     95,000     CCC        Level 3 Communications, Inc., Sr. Notes, 6.000% due
                             3/15/10...................................................       22,206
----------------------------------------------------------------------------------------------------
MEDICAL SPECIALTIES -- 0.1%
     75,000     B2*        Total Renal Care Holdings, Sub. Notes, 7.000% due 5/15/09...       71,719
----------------------------------------------------------------------------------------------------
SEMICONDUCTORS -- 0.2%
     45,000     B+         Cypress Semiconductors Corp., Sub. Notes, 3.750% due
                             7/1/05....................................................       38,419
     35,000     B          Transwitch Corp., 4.500% due 9/12/05........................       25,725
     80,000     CCC+       TriQuint Semiconductor Inc., Sub. Notes, 4.000% due
                             3/1/07....................................................       57,400
----------------------------------------------------------------------------------------------------
                                                                                             121,544
----------------------------------------------------------------------------------------------------
SPECIALTY TELECOMMUNICATIONS -- 0.4%
      1,400     B+         Global Crossing Holding Ltd., 6.750% due 4/15/12++..........      161,350
    355,000     B-         NTL (Delaware) Inc., Sub. Notes, 5.750% due 12/15/09........      117,594
----------------------------------------------------------------------------------------------------
                                                                                             278,944
----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 0.0%
     95,000     B-         At Home Corp., Sub. Notes, 4.750% due 12/15/06..............       31,943
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(B)                              SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 0.0%
$       700     CCC+       Crown Castle International Corp., 6.250% due 8/15/12........  $    23,975
----------------------------------------------------------------------------------------------------
                           TOTAL CONVERTIBLE CORPORATE NOTES (Cost -- $1,202,957)......    1,035,800
----------------------------------------------------------------------------------------------------
  SHARES                                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.4%
----------------------------------------------------------------------------------------------------
HOSPITAL/NURSING MANAGEMENT -- 0.3%
      1,750                Fresenius Medical Care Preferred Capital Trust, 9.000%......      178,500
----------------------------------------------------------------------------------------------------
MAJOR TELECOMMUNICATIONS -- 0.1%
        100                Broadwing Communications, 12.500%...........................       99,250
----------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 0.0%
          6                Dobson Communications Corp., Payment-in-kind, 13.000%.......          585
----------------------------------------------------------------------------------------------------
                           TOTAL PREFERRED STOCK (Cost -- $282,014)....................      278,335
----------------------------------------------------------------------------------------------------
COMMON STOCK -- 0.0%
----------------------------------------------------------------------------------------------------
CONTAINERS/PACKAGING -- 0.0%
         12                SF Holdings Group, Inc., Class C (f)........................            0
----------------------------------------------------------------------------------------------------
FOODS - MAJOR DIVERSIFIED -- 0.0%
      3,630                Aurora Foods Inc. (f).......................................       19,892
----------------------------------------------------------------------------------------------------
SPECIALTY TELECOMMUNICATIONS -- 0.0%
      1,142                McLeodUSA Inc. (f)..........................................        5,029
      5,226                Song Networks Holdings ADR (f)..............................       10,766
----------------------------------------------------------------------------------------------------
                                                                                              15,795
----------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 0.0%
         26                Crown Castle International Corp. (f)........................          426
----------------------------------------------------------------------------------------------------
                           TOTAL COMMON STOCK (Cost -- $7,936).........................       36,113
----------------------------------------------------------------------------------------------------
WARRANTS (F) -- 0.0%
----------------------------------------------------------------------------------------------------
BROADCASTING -- 0.0%
        150                Australis Holdings, Expire 10/30/01 (c).....................            0
        450                UIH Australia, Expire 5/15/06...............................          113
----------------------------------------------------------------------------------------------------
                                                                                                 113
----------------------------------------------------------------------------------------------------
COMMERCIAL PRINTING/FORMS -- 0.0%
         60                Merrill Corp., Expire 5/1/09................................            6
----------------------------------------------------------------------------------------------------
CONTAINERS/PACKAGING -- 0.0%
         10                Pliant Corp., Expire 6/1/10.................................            1
----------------------------------------------------------------------------------------------------
INTERNET SOFTWARE/SERVICES -- 0.0%
         60                Cybernet Internet Services International, Inc., Expire
                             7/1/09 (c)................................................            0
         90                WAM! Net Inc., Expire 3/1/05................................            1
----------------------------------------------------------------------------------------------------
                                                                                                   1
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

  SHARES                                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
SPECIALTY TELECOMMUNICATIONS -- 0.0%
         50                GT Group Telecom Inc., Expire 2/1/10 (c)....................  $     1,517
        150                RSL Communications Ltd., Expire 11/15/06....................           38
----------------------------------------------------------------------------------------------------
                                                                                               1,555
----------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 0.0%
        120                AirGate PCS Inc., Expire 10/1/09............................       12,450
         40                Horizon PCS Inc., Expire 10/1/10............................          795
        100                Iridium World Communications, Expire 7/15/05 (c)............            1
----------------------------------------------------------------------------------------------------
                                                                                              13,246
----------------------------------------------------------------------------------------------------
                           TOTAL WARRANTS (Cost -- $28,468)............................       14,922
----------------------------------------------------------------------------------------------------
                           TOTAL HIGH YIELD SECTOR (Cost -- $22,437,753)...............   20,444,653
----------------------------------------------------------------------------------------------------

   FACE
  AMOUNT+                                              SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
INTERNATIONAL SECTOR -- 22.1%
--------------------------------------------------------------------------------------------------------
BONDS -- 22.1%
--------------------------------------------------------------------------------------------------------
AUSTRIA -- 1.1%
  1,000,000   (EUR)          Republic of Austria, 3.400% due 10/20/04....................        817,812
--------------------------------------------------------------------------------------------------------
BELGIUM -- 0.0%
     35,000   (EUR)          Flag Telecom Holdings Ltd., 11.625% due 3/30/10.............         18,963
--------------------------------------------------------------------------------------------------------
CANADA -- 2.9%
  3,000,000                  Canada Government, 5.000% due 9/1/04........................      1,950,929
    300,000                  KFW International Finance, 9.500% due 5/13/02...............        205,361
--------------------------------------------------------------------------------------------------------
                                                                                               2,156,290
--------------------------------------------------------------------------------------------------------
DENMARK -- 3.9%
 25,000,000                  Kingdom of Denmark, 5.000% due 11/15/03.....................      2,855,641
--------------------------------------------------------------------------------------------------------
GERMANY -- 3.6%
  3,000,000   (EUR)          Bundesobligation, 5.000% due 8/19/05........................      2,577,844
    100,000   (EUR)          Messer Griesheim Holdings AG, Sr. Notes, 10.375% due
                             6/1/11......................................................         87,469
--------------------------------------------------------------------------------------------------------
                                                                                               2,665,313
--------------------------------------------------------------------------------------------------------
NETHERLANDS -- 0.0%
    100,000   (EUR)          Versatel Telecom NV, 4.000% due 12/17/04 (c)++..............         23,704
--------------------------------------------------------------------------------------------------------
NEW ZEALAND -- 0.8%
  1,500,000                  New Zealand Government, 5.500% due 4/15/03..................        595,423
--------------------------------------------------------------------------------------------------------
SUPERNATIONAL -- 3.9%
    500,000   (GBP)          European Investment Bank, 7.000% due 12/8/03................        720,389
    500,000   (GBP)          Inter-American Development Bank, 7.125% due 11/26/04........        727,701
  1,000,000   (GBP)          International Bank of Reconstruction & Development, 7.000%
                             due 6/7/02..................................................      1,424,604
--------------------------------------------------------------------------------------------------------
                                                                                               2,872,694
--------------------------------------------------------------------------------------------------------
SWEDEN -- 4.1%
 35,000,000                  Swedish Government, 3.500% due 4/20/06++....................      2,996,257
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT+                                              SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
         --
UNITED KINGDOM -- 1.3%
                             Colt Telecommunication, Sr. Notes:
    350,000   (EUR)            2.000% due 4/3/07.........................................    $   186,674
    250,000   (EUR)            2.000% due 4/3/07 (c).....................................        130,133
     65,000   (EUR)          Ono Finance PLC, Sr. Notes, 14.000% due 7/15/10.............         44,727
                             Telewest Communication PLC:
    105,000                    5.250% due 2/19/07 (c)....................................         94,709
    100,000                    Sr. Discount Notes, step bond to yield 17.382% due
                                  4/15/09................................................         66,452
    500,000   (EUR)          U.K. Treasury, 2.750% due 1/28/02...........................        419,362
--------------------------------------------------------------------------------------------------------
                                                                                                 942,057
--------------------------------------------------------------------------------------------------------
UNITED STATES -- 0.5%
     85,000   (EUR)          Level 3 Communications, Inc., Sr. Notes, 11.250% due
                             3/15/10.....................................................         41,017
     85,000   (EUR)          Levi Strauss & Co., Sr. Notes, 11.625% due 1/5/08...........         66,383
     40,000   (EUR)          The Manitowoc Co. Inc., Sr. Sub. Notes, 10.375% due 5/15/11
                               (c).......................................................         34,879
                             NTL Communications Corp.:
    200,000   (GBP)            Series B, step bond to yield 15.574% due 4/15/09..........         91,017
    100,000   (EUR)            Sr. Notes, 9.250% due 11/15/06............................         53,547
     65,000   (EUR)          Sola International Inc., Sr. Notes, 11.000% due 3/15/08
                               (c).......................................................         57,229
--------------------------------------------------------------------------------------------------------
                                                                                                 344,072
--------------------------------------------------------------------------------------------------------
                             TOTAL INTERNATIONAL SECTOR (Cost -- $17,823,283)............     16,288,226
--------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.4%
$ 5,465,000                CIBC Oppenheimer Corp., 3.850% due 7/2/01; Proceeds at
                             maturity -- $5,466,753; Fully collateralized by U.S.
                             Treasury Bills, 0.000% due 9/6/01; Market
                             value -- $5,574,270) (Cost -- $5,465,000).................    5,465,000
----------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS -- 100% (Cost -- $76,818,960**)...........  $73,613,725
----------------------------------------------------------------------------------------------------

(a)   Security is segregated for open forward foreign currency
      contracts.
(b)   All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by
      Moody's Investors Service, Inc.
(c)   Security is exempt from registration under Rule 144A of the
      Securities Act of 1933. This security may be resold in
      transactions that are exempt from registration, normally to qualified institutional buyers.
(d)   Bond is in default.
(e)   Security issued with attached warrants.
(f)   Non-income producing security.
 ++   All or a portion of this security is on loan (See Note 16).
 +    Face amount represents local currency, unless otherwise
      indicated.
 #    As of July 2, 2001, this security is in default.
 **   Aggregate cost for Federal income tax purposes is
      substantially the same.

      Currency abbreviations used in this schedule:
      ------------------------------------------------------------
      EUR -- European Currency Unit.
      GBP -- Great British Pound.

      See page 47 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                            EQUITY INCOME PORTFOLIO

 SHARES                                          SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCK -- 92.5%
--------------------------------------------------------------------------------------------------
GAS -- 16.7%
  14,206               El Paso Corp. ..............................................    $   746,383
  13,400               Southwest Gas Corp. ........................................        317,312
  21,700               Williams Cos. Inc. .........................................        715,015
--------------------------------------------------------------------------------------------------
                                                                                         1,778,710
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 14.0%
   5,722               AT&T Corp. .................................................        125,884
     350               AT&T Wireless Group Inc.+...................................          5,723
  14,350               SBC Communications Inc. ....................................        574,861
   9,250               Verizon Communications Inc. ................................        494,875
  18,750               WorldCom, Inc.+.............................................        280,500
     750               WorldCom, Inc. - MCI Group..................................         12,075
--------------------------------------------------------------------------------------------------
                                                                                         1,493,918
--------------------------------------------------------------------------------------------------
UTILITIES -- 61.8%
  23,900               Cinergy Corp. ..............................................        835,305
  12,559               Dominion Resources, Inc. ...................................        755,172
   7,100               DQE, Inc. ..................................................        159,750
  15,000               Duke Energy Corp. ..........................................        585,150
  18,950               Energen Corp. ..............................................        523,020
   8,400               Energy East Corp. ..........................................        175,644
  13,175               Exelon Corp. ...............................................        844,781
  13,700               FirstEnergy Corp. ..........................................        440,592
  18,950               The Montana Power Co.+......................................        219,820
  14,400               National Fuel Gas Co. ......................................        748,656
  17,800               Niagara Mohawk Power Co. ...................................        314,882
   7,607               NSTAR.......................................................        323,754
  13,800               Pinnacle West Capital Co. ..................................        654,120
--------------------------------------------------------------------------------------------------
                                                                                         6,580,646
--------------------------------------------------------------------------------------------------
                       TOTAL COMMON STOCK (Cost -- $7,091,064).....................      9,853,274
--------------------------------------------------------------------------------------------------
  FACE
 AMOUNT     RATING++                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 7.5%
$300,000     A1*        Kentucky Utilities Co., First Mortgage Notes, 8.550% due
                          5/15/27...................................................        312,000
                        New York State Electric & Gas Corp., First Mortgage Notes:
 250,000     A            8.300% due 12/15/22.......................................        252,188
 250,000     A            7.450% due 7/15/23........................................        235,312
---------------------------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS AND NOTES (Cost -- $800,225)..........        799,500
---------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $7,891,289**)............    $10,652,774
---------------------------------------------------------------------------------------------------

 +    Non-income producing security.
 ++   All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by
      Moody's Investors Service, Inc.
 **   Aggregate cost for Federal income tax purposes is
      substantially the same.

      See page 47 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
COMMON STOCK -- 97.2%
---------------------------------------------------------------------------------------------
BASIC INDUSTRIES -- 3.4%
     19,033      Air Products & Chemicals, Inc. .............................    $    870,760
     26,357      Alcan Inc. .................................................       1,107,521
     71,843      Alcoa, Inc. ................................................       2,830,614
      6,724      Allegheny Technologies, Inc. ...............................         121,637
     16,450      Allied Waste Industries, Inc.+..............................         307,286
      9,130      Avery Dennison Corp. .......................................         466,087
     32,876      Barrick Gold Corp. .........................................         498,071
      4,527      Bemis, Inc. ................................................         181,850
      4,871      Boise Cascade Corp. ........................................         171,313
     74,521      Dow Chemical Co. ...........................................       2,477,823
     86,509      E.I. du Pont de Nemours & Co. ..............................       4,173,194
     10,555      Engelhard Corp. ............................................         272,213
      2,548      FMC Corp.+..................................................         174,690
     12,601      Freeport-McMoRan Copper & Gold, Inc., Class B Shares+.......         139,241
     18,788      Georgia Pacific Securities Corp. ...........................         635,974
      4,063      Great Lakes Chemical Corp. .................................         125,344
      8,724      Hercules, Inc. .............................................          98,581
     22,017      Homestake Mining Co. .......................................         170,632
     15,066      Inco Ltd.+..................................................         260,039
     39,851      International Paper Co. ....................................       1,422,681
      7,215      ITT Industries, Inc. .......................................         319,264
     44,342      Kimberly-Clark Corp. .......................................       2,478,718
      8,412      Louisiana Pacific Corp. ....................................          98,673
     26,859      Maxim Integrated Products, Inc.+............................       1,187,436
      8,381      The Mead Corp. .............................................         227,460
     16,123      Molex, Inc. ................................................         588,973
     16,178      Newmont Mining Corp. .......................................         301,073
      6,454      Nucor Corp. ................................................         315,536
      6,494      Phelps Dodge Corp. .........................................         269,501
     26,906      Placer Dome, Inc. ..........................................         263,679
      2,237      Potlatch Corp. .............................................          76,975
     13,968      PPG Industries, Inc. .......................................         734,298
     13,178      Praxair, Inc. ..............................................         619,366
      9,725      Quintiles Transnational Corp.+..............................         245,556
     18,110      Rohm & Haas Co. ............................................         595,819
      6,365      Sigma-Aldrich Corp. ........................................         245,816
     15,977      Starwood Hotels & Resorts Worldwide, Inc. ..................         595,623
     39,118      United Technologies Corp. ..................................       2,865,785
      7,368      USX-U.S. Steel Group........................................         148,465
     51,604      Waste Management, Inc. .....................................       1,590,435
      8,212      Westvaco Corp. .............................................         199,469
     18,089      Weyerhaeuser Co. ...........................................         994,352
      9,043      Willamette Industries, Inc. ................................         447,629
      6,830      Worthington Industries, Inc. ...............................          92,888
---------------------------------------------------------------------------------------------
                                                                                   32,008,340
---------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
BUILDING MATERIALS -- 0.1%
      8,297      Vulcan Materials Co. .......................................    $    445,964
---------------------------------------------------------------------------------------------
CAPITAL GOODS -- 6.7%
     69,306      Boeing Co. .................................................       3,853,414
     28,516      Caterpillar, Inc. ..........................................       1,427,226
      5,006      Centex Corp. ...............................................         203,994
      7,853      Cooper Industries, Inc. ....................................         310,900
      4,956      Crane Co. ..................................................         153,636
      3,323      Cummins Engine, Inc. .......................................         128,600
     12,436      Dana Corp. .................................................         290,256
     11,850      Danaher Corp................................................         663,600
     19,375      Deere & Co. ................................................         733,344
     46,579      Delphi Automotive Systems Corp. ............................         742,003
     16,898      Dover Corp. ................................................         636,210
      5,697      Eaton Corp. ................................................         399,360
     35,609      Emerson Electric Co. .......................................       2,154,344
      6,204      Fluor Corp. ................................................         280,111
     16,602      General Dynamics Corp. .....................................       1,291,802
    822,848      General Electric Co.++......................................      40,113,840
      8,543      Goodrich Corp. .............................................         324,463
     25,072      Illinois Tool Works, Inc. ..................................       1,587,058
     13,368      Ingersoll-Rand Co. .........................................         550,762
      7,182      Johnson Controls, Inc. .....................................         520,480
     35,708      Lockheed Martin Corp. ......................................       1,322,981
      5,068      Navistar International Corp.+...............................         142,563
      7,124      Northrop Grumman Corp. .....................................         570,632
      6,384      PACCAR, Inc. ...............................................         328,265
      9,650      Parker Hannifin Corp. ......................................         409,546
      6,614      Power-One, Inc.+............................................         110,057
      6,115      Progressive Corp. ..........................................         826,687
     28,266      Raytheon Corp., Class B Shares..............................         750,462
     15,071      Rockwell International Corp. ...............................         574,507
      7,247      Stanley Works...............................................         303,504
     11,854      Textron, Inc. ..............................................         652,444
     14,794      Thermo Electron Corp.+......................................         325,764
      4,826      Thomas & Betts Corp. .......................................         106,510
      4,794      Timken Co. .................................................          81,210
     10,353      TRW, Inc. ..................................................         424,473
---------------------------------------------------------------------------------------------
                                                                                   63,295,008
---------------------------------------------------------------------------------------------
CONSUMER DURABLES -- 1.5%
      6,740      The Black & Decker Corp. ...................................         265,960
      5,750      Cooper Tire & Rubber Co. ...................................          81,650
     76,285      Corning, Inc. ..............................................       1,274,722
    153,997      Ford Motor Co. .............................................       3,780,626
     45,455      General Motors Corp. .......................................       2,925,029
     14,377      Genuine Parts Co. ..........................................         452,875
     13,227      Goodyear Tire & Rubber Co. .................................         370,356
      3,699      KB HOME.....................................................         111,599

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
CONSUMER DURABLES -- 1.5% (CONTINUED)
     16,120      Leggett & Platt, Inc. ......................................    $    355,124
     37,236      Masco Corp. ................................................         929,411
      6,520      Maytag Corp. ...............................................         190,775
     22,120      Newell Rubbermaid, Inc. ....................................         555,212
      3,432      Pulte Homes Inc. ...........................................         146,306
     35,605      Siebel Systems, Inc.+.......................................       1,669,874
      4,953      Snap-On, Inc. ..............................................         119,664
      7,917      Tektronix, Inc. ............................................         214,947
     12,094      Tiffany & Co. ..............................................         438,045
     10,720      Visteon Corp. ..............................................         197,034
      5,573      Whirlpool Corp. ............................................         348,312
---------------------------------------------------------------------------------------------
                                                                                   14,427,521
---------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 8.0%
      3,054      Adolph Coors Co., Class B Shares............................         153,250
     74,929      Anheuser-Busch Cos., Inc. ..................................       3,087,075
     52,357      Archer-Daniels-Midland Co. .................................         680,641
      9,335      AutoZone, Inc.+.............................................         350,062
     19,699      Avon Products, Inc. ........................................         911,670
      2,275      Ball Corp. .................................................         108,199
     23,754      Bed Bath & Beyond Inc.+.....................................         712,620
     17,276      Best Buy Co., Inc.+.........................................       1,097,372
      5,667      Brown-Forman Corp., Class B Shares..........................         362,348
     34,995      Campbell Soup Co. ..........................................         901,121
     13,920      Cintas Corp. ...............................................         643,800
     19,674      Clorox Co. .................................................         665,965
    206,461      The Coca Cola Co. ..........................................       9,290,745
     34,954      Coca Cola Enterprises, Inc. ................................         571,498
     47,502      Colgate Palmolive Co. ......................................       2,802,143
     44,647      ConAgra Foods, Inc. ........................................         884,457
      6,392      Eastman Chemical Co. .......................................         304,451
     24,936      Eastman Kodak Co. ..........................................       1,164,012
     12,746      Fortune Brands, Inc. .......................................         488,937
     23,613      General Mills, Inc. ........................................       1,033,777
     87,613      Gillette Co. ...............................................       2,539,901
     28,921      H.J. Heinz Co. .............................................       1,182,580
     14,322      Hasbro, Inc. ...............................................         206,953
     11,353      Hershey Foods Corp. ........................................         700,594
      8,277      International Flavors & Fragrances, Inc. ...................         208,001
     33,589      Kellogg Co. ................................................         974,081
      4,345      Liz Claiborne, Inc. ........................................         219,205
     35,658      Mattel, Inc. ...............................................         674,649
    108,998      McDonald's Corp. ...........................................       2,949,486
     32,878      Minnesota Mining & Manufacturing Co. .......................       3,751,380
     22,461      NIKE Inc., Class B Shares...................................         943,137
     25,096      Office Depot, Inc.+.........................................         260,496
     11,800      Pepsi Bottling Group Inc. ..................................         473,180
    119,973      PepsiCo, Inc. ..............................................       5,302,807

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 8.0% (CONTINUED)
    184,699      Philip Morris Cos., Inc. ...................................    $  9,373,474
    107,964      The Procter & Gamble Co. ...................................       6,888,103
     10,945      Quaker Oats Co. ............................................         998,731
     25,587      Ralston Purina Group........................................         768,122
      4,616      Reebok International Ltd.+..................................         147,481
     65,306      Sara Lee Corp. .............................................       1,236,896
     13,535      The Sherwin Williams Co. ...................................         300,477
     31,668      Starbucks Corp.+............................................         728,364
     74,444      Target Corp. ...............................................       2,575,762
     12,079      Tricon Global Restaurants, Inc.+............................         530,268
      4,652      Tupperware Corp. ...........................................         108,996
     47,526      Unilever NV, NY Shares......................................       2,831,124
     13,607      UST, Inc. ..................................................         392,698
      9,410      VF Corp. ...................................................         342,336
     18,664      Wm. Wrigley Jr. Co. ........................................         874,408
---------------------------------------------------------------------------------------------
                                                                                   74,697,833
---------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 13.0%
      4,739      Alberto Culver Co., Class B Shares..........................         199,228
     33,833      Albertsons, Inc. ...........................................       1,014,652
      5,420      American Greetings Corp., Class A Shares....................          59,620
    367,025      AOL Time Warner, Inc.+......................................      19,452,325
     52,780      Automatic Data Processing, Inc. ............................       2,623,166
      7,241      Brunswick Corp. ............................................         174,001
     48,660      Carnival Corp. .............................................       1,493,862
     63,790      Cendant Corp.+..............................................       1,243,905
     11,603      CenturyTel, Inc. ...........................................         351,571
     17,059      Circuit City Stores, Inc. ..................................         307,062
     48,500      Clear Channel Communications, Inc.+.........................       3,040,950
     78,000      Comcast Corp., Class A Shares+..............................       3,385,200
     14,358      Convergys Corp.+............................................         434,329
     37,214      Costco Cos., Inc.+..........................................       1,528,751
     32,558      CVS Corp. ..................................................       1,256,739
     10,113      Darden Restaurants, Inc. ...................................         282,153
      5,930      Deluxe Corp. ...............................................         171,377
      7,273      Dillard Department Stores, Inc., Class A Shares.............         111,059
     27,558      Dollar General Corp. .......................................         537,381
      7,195      Dow Jones & Co. Inc. .......................................         429,613
      5,790      Dun & Bradstreet Corp.+.....................................         163,278
     10,528      Ecolab, Inc. ...............................................         431,332
     93,622      Eli Lilly & Co. ............................................       6,928,028
     11,878      Equifax, Inc. ..............................................         435,685
     16,493      Federated Department Stores, Inc.+..........................         700,952
     24,583      Fedex Corp.+................................................         988,237
     21,885      Gannett, Inc. ..............................................       1,442,221
     70,688      The Gap, Inc. ..............................................       2,049,952
      5,997      Harcourt General, Inc. .....................................         348,965
      9,720      Harrah's Entertainment, Inc.+...............................         343,116

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 13.0% (CONTINUED)
     30,469      Hilton Hotels Corp. ........................................    $    353,440
    192,326      Home Depot, Inc. ...........................................       8,952,775
     29,861      The Interpublic Group of Cos., Inc. ........................         876,420
     21,904      J.C. Penney Co. ............................................         577,389
     40,213      Kmart Corp.+................................................         461,243
      6,019      Knight Ridder, Inc. ........................................         356,927
     27,498      Kohls Corp.+................................................       1,724,950
     68,030      Kroger Co.+.................................................       1,700,750
     35,446      The Limited, Inc. ..........................................         585,568
      2,914      Longs Drug Stores Corp. ....................................          62,797
     31,821      Lowe's Cos., Inc. ..........................................       2,308,614
     19,943      Marriott International, Inc. ...............................         944,102
     24,697      May Department Stores Co. ..................................         846,119
     16,284      McGraw Hill Cos., Inc. .....................................       1,077,187
      4,079      Meredith Corp. .............................................         146,069
     13,570      Moody's Corp. ..............................................         454,595
      3,376      National Service Industries, Inc. ..........................          76,196
     13,400      New York Times Co., Class A Shares..........................         562,800
     10,901      Nordstrom, Inc. ............................................         202,214
     14,749      Omnicom Group, Inc. ........................................       1,268,414
     30,966      Paychex Inc. ...............................................       1,238,640
     10,267      R.R. Donnelley & Sons Co. ..................................         304,930
     15,550      RadioShack Corp. ...........................................         474,275
     14,592      Robert Half International Inc.+.............................         363,195
     10,928      Sabre Holdings Corp.+.......................................         546,400
     41,649      Safeway, Inc.+..............................................       1,999,152
      6,953      Sealed Air Corp.+...........................................         258,999
     27,860      Sears, Roebuck & Co. .......................................       1,178,757
     37,814      Staples, Inc.+..............................................         604,646
     11,179      SUPERVALU, Inc. ............................................         196,191
     56,141      SYSCO Corp. ................................................       1,524,228
      4,014      Temple Inland, Inc. ........................................         213,906
     23,207      TJX Cos., Inc. .............................................         739,607
      8,800      TMP Worldwide, Inc.+........................................         520,168
     16,237      Toys 'R' Us, Inc.+..........................................         401,866
     25,198      Tribune Co. ................................................       1,008,172
     21,392      TXU Corp. ..................................................       1,030,880
    144,863      Viacom, Inc., Non-Voting Shares+............................       7,496,660
      7,714      W.W. Grainger, Inc. ........................................         317,508
     84,409      Walgreen Co. ...............................................       2,882,567
    370,866      Wal-Mart Stores, Inc. ......................................      18,098,261
    172,720      Walt Disney Co. ............................................       4,989,881
      9,478      Wendy's International, Inc. ................................         242,068
     11,493      Winn Dixie Stores, Inc. ....................................         300,312
---------------------------------------------------------------------------------------------
                                                                                  122,398,548
---------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
ENERGY -- 8.6%
     44,134      AES Corp.+..................................................    $  1,899,969
     10,218      Allegheny Energy, Inc. .....................................         493,018
      7,320      Amerada Hess Corp. .........................................         591,456
     15,926      American Power Conversion Corp.+............................         250,834
     20,679      Anadarko Petroleum Corp. ...................................       1,117,286
     10,281      Apache Corp. ...............................................         521,761
      5,803      Ashland, Inc. ..............................................         232,700
     27,529      Baker Hughes, Inc. .........................................         922,222
     17,844      Burlington Resources, Inc. .................................         712,868
     24,805      Calpine Corp.+..............................................         937,629
     53,326      Chevron Corp. ..............................................       4,826,003
     13,081      Cinergy Corp. ..............................................         457,181
     51,658      Conoco, Inc., Class B Shares................................       1,492,916
     13,445      Constellation Energy Group..................................         572,757
     10,648      Devon Energy Corp. .........................................         559,020
     26,812      Dynegy Inc. ................................................       1,246,758
     27,199      Edison International........................................         303,269
     41,269      El Paso Energy Co. .........................................       2,168,273
     62,086      Enron Corp. ................................................       3,042,214
      9,638      EOG Resources Inc. .........................................         342,631
     26,478      Exelon Corp. ...............................................       1,697,769
    285,612      Exxon Mobil Corp.++.........................................      24,948,208
     18,625      First Energy Corp. .........................................         598,980
     36,811      Halliburton Co. ............................................       1,310,472
      7,854      Kerr McGee Corp. ...........................................         520,485
     11,238      KeySpan Corp. ..............................................         409,962
      9,432      Kinder Morgan Inc. .........................................         473,958
     29,998      LSI Logic Corp.+............................................         563,962
      4,904      McDermott International, Inc. ..............................          57,132
     28,204      Mirant Corp.+...............................................         970,218
     12,282      Nabors Industries Inc.+.....................................         456,890
     16,803      NiSource, Inc. .............................................         459,226
     11,061      Noble Drilling, Corp.+......................................         362,248
     30,633      Occidental Petroleum Corp. .................................         814,531
     13,429      Pactiv Corp.+...............................................         179,949
     21,200      Phillips Petroleum Co. .....................................       1,208,400
     17,006      Progress Energy, Inc. ......................................         763,910
      7,907      Rowan Cos., Inc.+...........................................         174,745
    177,282      Royal Dutch Petroleum Co. ..................................      10,330,222
     10,403      Sapient Corp.+..............................................         101,429
     47,531      Schlumberger Ltd. ..........................................       2,502,507
     17,039      Sempra Energy...............................................         465,846
      7,030      Sunoco Inc. ................................................         257,509
     45,670      Texaco, Inc. ...............................................       3,041,622
     11,931      Tosco Corp. ................................................         525,561
     26,362      Transocean Sedco Forex, Inc. ...............................       1,087,432
     20,127      Unocal Corp. ...............................................         687,337
     25,901      USX-Marathon Group..........................................         764,339

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
ENERGY -- 8.6% (CONTINUED)
     40,037      Williams Cos., Inc. ........................................    $  1,319,219
     28,244      Xcel Energy, Inc. ..........................................         803,542
---------------------------------------------------------------------------------------------
                                                                                   80,548,375
---------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 18.7%
     11,994      Aetna, Inc.+................................................         310,285
     44,102      AFLAC, Inc. ................................................       1,388,772
     60,760      Allstate Corp. .............................................       2,672,832
      8,667      Ambac Financial Group, Inc. ................................         504,419
    110,383      American Express Co. .......................................       4,282,860
     41,828      American General Corp. .....................................       1,942,911
    193,241      American International Group, Inc. .........................      16,618,726
     31,243      AmSouth Bancorp.............................................         577,683
     61,527      Bank of New York Co., Inc. .................................       2,953,296
     95,972      Bank One Corp. .............................................       3,435,798
    135,226      BankAmerica Corp. ..........................................       8,117,617
     33,410      BB&T Corp. .................................................       1,226,147
      8,814      Bear Stearns & Co. .........................................         519,762
     16,293      Capital One Financial Corp. ................................         977,580
    114,779      Charles Schwab Corp. .......................................       1,756,119
     17,423      Charter One Financial, Inc. ................................         555,794
     14,519      Chubb Corp. ................................................       1,124,206
     12,710      CIGNA Corp. ................................................       1,217,872
     13,334      Cincinnati Financial Corp. .................................         526,693
    417,113      Citigroup Inc. .............................................      22,040,251
     14,768      Comerica, Inc. .............................................         850,637
     20,180      Concord EFS, Inc.+..........................................       1,049,562
     26,843      Conseco, Inc. ..............................................         366,407
      9,693      Countrywide Credit Industries, Inc. ........................         444,715
     83,621      Fannie Mae..................................................       7,120,328
     47,233      Fifth Third Bancorp.........................................       2,836,342
     32,840      First Data Corp. ...........................................       2,109,970
     81,355      First Union Corp. ..........................................       2,842,544
     89,950      FleetBoston Financial Corp. ................................       3,548,527
     21,857      Franklin Resources Inc. ....................................       1,000,395
     57,779      Freddie Mac.................................................       4,044,530
     13,131      Golden West Financial Corp. of Delaware.....................         843,535
      7,564      H&R Block, Inc. ............................................         488,256
     19,657      Hartford Financial Services Group, Inc. ....................       1,344,539
     39,152      Household International Inc. ...............................       2,611,438
     20,877      Huntington Bancshares.......................................         341,339
    164,369      J.P. Morgan Chase & Co. ....................................       7,330,857
     12,770      Jefferson Pilot Corp. ......................................         617,071
     35,461      KeyCorp. ...................................................         923,759
     20,768      Lehman Brothers Holding, Inc. ..............................       1,614,712
     15,876      Lincoln National Corp. .....................................         821,583
     16,376      Loews Corp. ................................................       1,055,106
     22,815      Marsh & McLennan Cos., Inc. ................................       2,304,315

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 18.7% (CONTINUED)
     12,324      MBIA, Inc...................................................    $    686,200
     70,664      MBNA Corp. .................................................       2,328,379
     40,591      Mellon Financial Corp. .....................................       1,867,186
     67,122      Merrill Lynch & Co., Inc. ..................................       3,976,978
     63,608      MetLife, Inc. ..............................................       1,970,576
      8,906      MGIC Investment Corp. ......................................         646,932
     92,791      Morgan Stanley Dean Witter & Co. ...........................       5,959,966
     50,659      National City Corp. ........................................       1,559,284
     18,363      Northern Trust Corp. .......................................       1,147,688
     24,015      PNC Financial Services Group................................       1,579,947
     23,700      Providian Corp. ............................................       1,403,040
     20,044      Regions Financial Corp. ....................................         641,408
     10,677      SAFECO Corp. ...............................................         314,971
     28,030      SouthTrust Corp. ...........................................         728,780
     18,049      St. Paul Cos., Inc. ........................................         914,904
     26,786      State Street Corp. .........................................       1,325,639
     18,467      Stilwell Financial, Inc. ...................................         619,753
     24,652      SunTrust Bank, Inc. ........................................       1,596,957
     23,745      Synovus Financial Corp. ....................................         745,118
      9,984      T. Rowe Price Group Inc. ...................................         373,302
     10,524      Torchmark Corp. ............................................         423,170
    160,562      Tyco International Ltd. ....................................       8,750,629
    160,219      U.S. BanCorp................................................       3,651,391
     11,443      Union Planters Corp. .......................................         498,915
     19,895      UnumProvident Corp. ........................................         639,027
     13,660      USA Education Inc. .........................................         997,180
     17,390      Wachovia Corp. .............................................       1,237,298
     72,465      Washington Mutual, Inc. ....................................       2,721,061
    141,896      Wells Fargo & Co. ..........................................       6,588,231
      7,800      Zions Bancorp...............................................         460,200
---------------------------------------------------------------------------------------------
                                                                                  175,614,200
---------------------------------------------------------------------------------------------
HEALTHCARE -- 11.8%
    128,356      Abbott Laboratories.........................................       6,162,373
     10,949      Allergan, Inc. .............................................         936,139
    108,891      American Home Products Corp. ...............................       6,363,590
     86,523      Amgen, Inc.+................................................       5,250,216
     21,367      Aon Corp. ..................................................         747,845
     17,453      Applera Corp.-Applied Biosystems Group......................         466,868
      4,365      Bausch & Lomb, Inc. ........................................         158,188
     48,772      Baxter International, Inc. .................................       2,389,828
     21,326      Becton, Dickinson & Co. ....................................         763,258
     12,219      Biogen, Inc.+...............................................         664,225
     14,890      Biomet, Inc.+...............................................         715,613
     33,511      Boston Scientific Corp.+....................................         569,687
    162,430      Bristol-Myers Squibb Co. ...................................       8,495,089
      4,232      C.R. Bard, Inc. ............................................         241,012
     34,924      Cardinal Health, Inc. ......................................       2,409,756

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
HEALTHCARE -- 11.8% (CONTINUED)
     15,967      Chiron Corp.+...............................................    $    814,317
     14,669      Forest Laboratories, Inc., Class A shares+..................       1,041,499
     25,540      Guidant Corp.+..............................................         919,440
     45,963      HCA Inc. ...................................................       2,077,068
     32,220      HEALTHSOUTH Corp.+..........................................         514,553
     13,879      Humana, Inc.+...............................................         136,708
     24,250      IMS Health, Inc. ...........................................         691,125
    250,289      Johnson & Johnson...........................................      12,514,458
     13,945      King Pharmaceuticals, Inc.+.................................         749,544
      8,653      Manor Care, Inc.+...........................................         274,733
     23,650      McKesson HBOC, Inc. ........................................         877,888
     17,561      MedImunne, Inc.+............................................         828,879
     99,805      Medtronic, Inc. ............................................       4,592,028
    191,486      Merck & Co., Inc. ..........................................      12,237,870
      3,915      Millipore Corp. ............................................         242,652
     10,009      Pall Corp. .................................................         235,512
    523,914      Pfizer, Inc. ...............................................      20,982,756
    107,052      Pharmacia Corp. ............................................       4,919,039
    121,379      Schering-Plough Corp. ......................................       4,398,775
      7,095      St. Jude Medical, Inc.+.....................................         425,700
     16,241      Stryker Corp. ..............................................         890,819
     26,644      Tenet Healthcare Corp.+.....................................       1,374,564
     26,486      United Health Group Inc. ...................................       1,635,510
      8,531      Watson Pharmaceutical, Inc.+................................         525,851
      5,183      Wellpoint Health Networks, Inc.+............................         488,446
---------------------------------------------------------------------------------------------
                                                                                  110,723,421
---------------------------------------------------------------------------------------------
SEMICONDUCTORS -- 3.9%
     25,931      Advanced Micro Devices, Inc.+...............................         748,887
     32,865      Altera Corp.+...............................................         953,085
     29,800      Analog Devices, Inc.+.......................................       1,288,850
     67,271      Applied Materials, Inc.+....................................       3,303,006
     24,724      Applied Micro Circuits Corp.+...............................         425,253
     20,382      Broadcom Corp.+.............................................         871,534
     19,742      Conexant Systems, Inc.+.....................................         176,691
    558,726      Intel Corp. ................................................      16,342,735
     15,753      Jabil Circuit, Inc.+........................................         486,139
     15,362      KLA-Tencor Corp.+...........................................         898,216
     26,348      Linear Technology Corp. ....................................       1,165,109
     49,335      Micron Technology, Inc.+....................................       2,027,668
     14,614      National Semiconductor Corp.+...............................         425,560
     11,648      Novellus Systems, Inc.+.....................................         661,490
      7,675      QLogic Corp.+...............................................         494,654
     25,532      Sanmina Corp.+..............................................         597,704
    143,970      Texas Instruments, Inc. ....................................       4,535,055

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
SEMICONDUCTORS -- 3.9% (CONTINUED)
     15,773      Vitesse Semiconductors Corp.+...............................    $    331,864
     27,509      Xilinx, Inc.+...............................................       1,134,471
---------------------------------------------------------------------------------------------
                                                                                   36,867,971
---------------------------------------------------------------------------------------------
TECHNOLOGY -- 14.5%
     64,604      ADC Telecommunications, Inc.+...............................         426,386
     19,923      Adobe Systems, Inc.+........................................         936,381
     37,956      Agilent Technologies, Inc.+.................................       1,233,570
      6,681      Andrew Corp.+...............................................         123,264
     28,649      Apple Computer, Inc.+.......................................         666,089
      4,793      Autodesk, Inc. .............................................         178,779
     23,291      Avaya Inc.+.................................................         319,087
     20,107      BMC Software, Inc.+.........................................         453,212
     22,160      BroadVision Inc.+...........................................         110,800
     15,549      Cabletron Systems, Inc.+....................................         355,295
    604,299      Cisco Systems, Inc.+++......................................      10,998,242
     21,760      Citizens Communications Co. ................................         261,773
     15,254      Citrix Systems, Inc.+.......................................         532,365
    140,534      Compaq Computer Corp.+......................................       2,176,872
     47,723      Computer Associates International, Inc. ....................       1,718,028
     13,892      Computer Sciences Corp.+....................................         480,663
     30,692      Compuware Corp.+............................................         429,381
     13,776      Comverse Technology, Inc.+..................................         793,773
    214,942      Dell Computer Corp.+........................................       5,577,745
     38,895      Electronic Data Systems Corp. ..............................       2,430,937
    181,662      EMC Corp.+..................................................       5,277,281
     10,290      Fiserv, Inc.+...............................................         658,354
     26,596      Gateway, Inc.+..............................................         437,504
    160,411      Hewlett-Packard Co. ........................................       4,587,755
     66,220      Honeywell International, Inc. ..............................       2,317,038
    145,725      International Business Machines Corp. ......................      16,466,925
     17,180      Intuit Inc.+................................................         687,028
    108,523      JDS Uniphase Corp.+.........................................       1,383,668
     10,494      Lexmark International Group, Inc., Class A Shares+..........         705,721
    283,058      Lucent Technologies, Inc. ..................................       1,754,960
      6,719      Mercury Interactive Corp.+..................................         402,468
    443,022      Microsoft Corp.+............................................      32,163,397
    181,646      Motorola, Inc. .............................................       3,008,058
      8,045      NCR Corp.+..................................................         378,115
     26,673      Network Appliance, Inc.+....................................         365,420
     63,134      Nextel Communications, Inc.+................................       1,104,845
    264,381      Nortel Networks Corp. ......................................       2,403,223
     26,034      Novell, Inc.+...............................................         148,133
    463,891      Oracle Corp.+...............................................       8,813,929
     46,390      Palm, Inc.+.................................................         281,587
     22,284      Parametric Technology Corp.+................................         311,753
     23,650      Peoplesoft, Inc.+...........................................       1,164,289
      8,310      Perkin-Elmer, Corp. ........................................         228,774

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
TECHNOLOGY -- 14.5% (CONTINUED)
     20,929      Pitney Bowes, Inc. .........................................    $    881,529
     62,624      QUALCOMM, Inc.+.............................................       3,662,252
    137,480      Qwest Communications International+.........................       4,381,488
     13,330      Scientific-Atlanta, Inc. ...................................         541,198
     53,659      Solectron Corp.+............................................         981,960
    270,712      Sun Microsystems, Inc.+.....................................       4,255,593
     18,282      Symbol Technologies Inc. ...................................         405,860
     34,144      Tellabs, Inc.+..............................................         658,296
     14,475      Teradyne, Inc.+.............................................         479,122
     17,200      Univision Communications, Inc.+.............................         735,816
     26,222      Unisys Corp.+...............................................         385,726
     33,973      VERITAS Software Corp.+.....................................       2,260,224
     55,027      Xerox Corp. ................................................         526,608
     46,541      Yahoo!, Inc.+...............................................         930,355
---------------------------------------------------------------------------------------------
                                                                                  136,338,894
---------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.7%
     12,482      AMR Corp. ..................................................         450,975
     33,479      Burlington Northern Santa Fe Corp. .........................       1,010,061
     17,660      CSX Corp. ..................................................         639,998
     10,183      Delta Air Lines, Inc. ......................................         448,867
     25,099      Harley-Davidson, Inc. ......................................       1,181,661
     31,807      Norfolk Southern Corp. .....................................         658,405
      4,756      Ryder Systems, Inc. ........................................          93,218
     63,180      Southwest Airlines Co. .....................................       1,168,198
      5,453      US Airways Group, Inc.+.....................................         132,508
     20,640      Union Pacific Corp. ........................................       1,133,342
---------------------------------------------------------------------------------------------
                                                                                    6,917,233
---------------------------------------------------------------------------------------------
UTILITIES -- 6.3%
     26,050      ALLTEL Corp. ...............................................       1,595,823
     11,448      Ameren Corp. ...............................................         488,830
     26,764      American Electric Power, Inc. ..............................       1,235,694
    286,500      AT&T Corp. .................................................       6,303,000
    155,466      BellSouth Corp. ............................................       6,260,616
     10,755      CMS Energy Corp. ...........................................         299,527
     17,569      Consolidated Edison Co. of New York, Inc. ..................         699,246
     19,895      Dominion Resources, Inc. ...................................       1,196,286
     11,931      DTE Energy Co. .............................................         554,076
     63,698      Duke Energy Corp. ..........................................       2,484,859
     18,586      Entergy Corp. ..............................................         713,517
     14,650      FPL Group, Inc. ............................................         882,076
     73,229      Global Crossing Ltd.+.......................................         632,699
      9,937      GPU, Inc. ..................................................         349,286
     13,314      Niagara Mohawk Holding, Inc.+...............................         235,525
      3,730      Nicor, Inc. ................................................         145,395
      4,998      Oneok, Inc. ................................................          98,461
      2,854      Peoples Energy Corp. .......................................         114,731

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
UTILITIES -- 6.3% (CONTINUED)
     32,516      PG&E Corp. .................................................    $    364,179
      7,017      Pinnacle West Capital Corp. ................................         332,606
     12,006      PPL Corp. ..................................................         660,330
     17,792      Public Service Enterprise Group.............................         870,029
     24,429      Reliant Energy, Inc. .......................................         786,858
    281,047      SBC Communications, Inc. ...................................      11,258,743
     55,934      Southern Co. ...............................................       1,300,465
     73,210      Sprint FON Group............................................       1,563,766
     77,338      Sprint PCS Group+...........................................       1,867,713
    224,416      Verizon Communications......................................      12,006,256
    239,164      WorldCom, Inc.+.............................................       3,577,893
---------------------------------------------------------------------------------------------
                                                                                   58,878,485
---------------------------------------------------------------------------------------------
                 TOTAL COMMON STOCK (Cost -- $957,089,558)...................     913,161,793
---------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 0.2%
$ 1,500,000      U.S. Treasury Bill, 3.435% due 9/13/01++
                 (Cost -- $1,489,265)........................................       1,489,263
---------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.6%
 24,469,000      Morgan Stanley Dean Witter & Co., 3.930% due 7/2/01;
                   Proceeds at
                   maturity -- $24,477,014; (Fully collateralized by U.S.
                   Treasury Notes and
                   U.S. Treasury Bills, 0.000% to 3.625% due 8/23/01 to
                   1/15/08;
                   Market value -- $24,982,367) (Cost -- $24,469,000)........      24,469,000
---------------------------------------------------------------------------------------------
                 TOTAL INVESTMENTS -- 100% (Cost -- $983,047,823*)...........    $939,120,056
---------------------------------------------------------------------------------------------

 + Non-income producing security.
 ++ Security is segregated for futures contract commitments.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                          GROWTH AND INCOME PORTFOLIO

SHARES                                 SECURITY                                 VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 98.9%
----------------------------------------------------------------------------------------
BASIC MATERIALS -- 4.8%
  6,500      Alcoa Inc. .................................................    $   256,100
  3,100      Georgia-Pacific Securities Corp. ...........................        104,935
  2,400      OM Group, Inc. .............................................        135,000
  8,600      PolyOne Corp. ..............................................         89,526
  1,900      UPM - Kymmene OYJ - Sponsored ADR...........................         53,865
----------------------------------------------------------------------------------------
                                                                                 639,426
----------------------------------------------------------------------------------------
CAPITAL GOODS -- 4.2%
  1,200      Cummins Inc. ...............................................         46,440
  2,000      Danaher Corp. ..............................................        112,000
    900      Deere & Co. ................................................         34,065
  1,500      Emerson Electric Co. .......................................         90,750
  2,500      General Electric Co. .......................................        121,875
    900      PACCAR Inc. ................................................         46,278
  1,400      United Technologies Corp. ..................................        102,564
----------------------------------------------------------------------------------------
                                                                                 553,972
----------------------------------------------------------------------------------------
COMMUNICATION SERVICES -- 7.7%
 14,500      AT&T Corp. .................................................        319,000
  5,684      General Motors Corp., Class H Shares........................        115,101
 18,300      Genuity Inc.+...............................................         57,096
  3,100      SBC Communications Inc. ....................................        124,186
  2,700      UnitedGlobalCom, Inc.+......................................         23,355
  7,100      Verizon Communications Inc. ................................        379,850
----------------------------------------------------------------------------------------
                                                                               1,018,588
----------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 10.0%
  4,600      Circuit City Stores-Circuit City Group......................         82,800
  8,900      Costco Wholesale Corp.+.....................................        365,612
    800      Ecolab, Inc. ...............................................         32,776
  7,600      Federated Department Stores, Inc.+..........................        323,000
  4,400      Home Depot, Inc. ...........................................        204,820
  2,300      SPX Corp. ..................................................        287,914
  2,200      Staples, Inc.+..............................................         35,178
----------------------------------------------------------------------------------------
                                                                               1,332,100
----------------------------------------------------------------------------------------
CONSUMER STAPLES -- 11.4%
  7,300      AT&T Corp. - Liberty Media Group............................        127,677
    900      Coca-Cola Co. ..............................................         40,500
    900      Comcast Corp. - Special Class A Shares+.....................         39,060
  3,800      ConAgra Foods, Inc. ........................................         75,278
  1,400      Kimberly-Clark Corp. .......................................         78,260
 10,600      The News Corp. Ltd. - Sponsored ADR.........................        343,440
  4,900      PepsiCo, Inc. ..............................................        216,580
  3,500      Philip Morris Cos. Inc. ....................................        177,625
    500      Quaker Oats Co. ............................................         45,625
  5,100      Safeway Inc.+...............................................        244,800

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                          GROWTH AND INCOME PORTFOLIO

SHARES                                 SECURITY                                 VALUE
----------------------------------------------------------------------------------------
CONSUMER STAPLES -- 11.4% (CONTINUED)
  1,300      Unilever NV - NY Shares.....................................    $    77,441
  1,200      Unilever PLC - Sponsored ADR................................         41,400
----------------------------------------------------------------------------------------
                                                                               1,507,686
----------------------------------------------------------------------------------------
ENERGY -- 4.8%
    600      Amerada Hess Corp. .........................................         48,480
  3,600      Exxon Mobil Corp. ..........................................        314,460
  1,500      Royal Dutch Petroleum Co. - Sponsored ADR...................         87,405
  2,700      TotalFinaElf S.A. - Sponsored ADR...........................        189,540
----------------------------------------------------------------------------------------
                                                                                 639,885
----------------------------------------------------------------------------------------
FINANCIALS -- 17.7%
  2,500      American Express Co. .......................................         97,000
  1,500      American General Corp. .....................................         69,675
  2,200      American International Group, Inc. .........................        189,200
  2,400      Bank of America Corp. ......................................        144,072
  8,500      The Bank of New York Co., Inc. .............................        408,000
  1,500      Bank One Corp. .............................................         53,700
    600      Capital One Financial Corp. ................................         36,000
  1,400      The Chubb Corp. ............................................        108,402
  3,200      FleetBoston Financial Corp. ................................        126,240
  3,200      Freddie Mac.................................................        224,000
  1,400      Goldman Sachs Group, Inc. ..................................        120,120
  1,100      The Hartford Financial Services Group, Inc. ................         75,240
  1,500      J.P. Morgan Chase & Co. ....................................         66,900
    800      Marsh & McLennan Cos., Inc. ................................         80,800
  1,500      Merrill Lynch & Co., Inc. ..................................         88,875
  1,800      Morgan Stanley Dean Witter & Co. ...........................        115,614
    800      PNC Bank Corp. .............................................         52,632
  3,200      Washington Mutual, Inc. ....................................        120,160
  2,900      Wells Fargo & Co. ..........................................        134,647
    500      XL Capital Ltd., Class A Shares.............................         41,050
----------------------------------------------------------------------------------------
                                                                               2,352,327
----------------------------------------------------------------------------------------
HEALTHCARE -- 12.2%
  3,300      Abbott Laboratories.........................................        158,433
    800      Baxter International Inc. ..................................         39,200
  1,500      Biomet, Inc. ...............................................         72,090
    300      Genentech, Inc.+............................................         16,530
  6,500      HCA Inc. ...................................................        293,735
    600      Invitrogen Corp.+...........................................         43,080
  1,200      Merck & Co., Inc. ..........................................         76,692
  7,700      Novartis AG - Sponsored ADR.................................        278,355
  9,900      Pfizer Inc. ................................................        396,495
  1,500      Pharmacia Corp. ............................................         68,925
  2,900      Teva Pharmaceutical Industries Ltd. - Sponsored ADR.........        180,670
----------------------------------------------------------------------------------------
                                                                               1,624,205
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                          GROWTH AND INCOME PORTFOLIO

SHARES                                 SECURITY                                 VALUE
----------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 1.5%
  2,200      Archstone Communities Trust.................................    $    56,716
    900      BRE Properties, Inc., Class A Shares........................         27,270
  1,300      Equity Office Properties Trust..............................         41,119
  1,200      Spieker Properties, Inc. ...................................         71,940
----------------------------------------------------------------------------------------
                                                                                 197,045
----------------------------------------------------------------------------------------
TECHNOLOGY -- 20.7%
  1,600      Advanced Micro Devices, Inc.+...............................         46,208
    700      Amdocs Ltd.+................................................         37,695
  7,500      AOL Time Warner Inc.+.......................................        397,500
  2,200      BEA Systems, Inc.+..........................................         67,562
  5,600      BMC Software, Inc.+.........................................        126,224
  2,300      Celestica Inc.+.............................................        118,450
  5,400      Cisco Systems, Inc.+........................................         98,280
  6,000      Compaq Computer Corp. ......................................         92,940
  1,300      Dell Computer Corp.+........................................         33,735
  1,700      Electronic Data Systems Corp. ..............................        106,250
  3,000      EMC Corp.+..................................................         87,150
    500      First Data Corp. ...........................................         32,125
  1,500      IBM Corp. ..................................................        169,500
  8,400      Intel Corp. ................................................        245,700
    500      Mercury Interactive Corp.+..................................         29,950
    900      Micron Technology, Inc. ....................................         36,990
  7,000      Microsoft Corp.+............................................        508,200
  9,600      Motorola, Inc. .............................................        158,976
  5,300      Nokia Corp. - Sponsored ADR.................................        116,812
  2,100      Oracle Corp.+...............................................         39,900
  7,800      Sun Microsystems, Inc.+.....................................        122,616
  1,000      VERITAS Software Corp.+.....................................         66,530
----------------------------------------------------------------------------------------
                                                                               2,739,293
----------------------------------------------------------------------------------------
TRANSPORTATION -- 1.0%
  3,400      Canadian National Railway Co. ..............................        137,700
----------------------------------------------------------------------------------------
UTILITIES -- 2.9%
  1,000      El Paso Corp. ..............................................         52,540
  2,200      Enron Corp. ................................................        107,800
  1,300      Exelon Corp. ...............................................         83,356
  4,100      PG&E Corp. .................................................         45,920
  4,200      The Southern Co. ...........................................         97,650
----------------------------------------------------------------------------------------
                                                                                 387,266
----------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $12,271,135)....................     13,129,493
----------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 0.6%
----------------------------------------------------------------------------------------
TECHNOLOGY -- 0.6%
  1,400      Electronic Data Systems Corp. (Cost -- $70,000).............         73,780
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 40

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                          GROWTH AND INCOME PORTFOLIO

 FACE
AMOUNT                                 SECURITY                                 VALUE
----------------------------------------------------------------------------------------
CORPORATE DEBENTURES -- 0.5%
----------------------------------------------------------------------------------------
COMMUNICATION SERVICES -- 0.5%
$50,000      Hutchison Whampoa International Ltd., Sr. Notes, 2.875% due
               9/15/03++.................................................    $    47,594
 65,000      NTL (Delaware), Inc., Sub. Notes, 5.750% due 12/15/09.......         21,531
----------------------------------------------------------------------------------------
             TOTAL CORPORATE DEBENTURES (Cost -- $94,584)................         69,125
----------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $12,435,719*)............    $13,272,398
----------------------------------------------------------------------------------------

 +   Non-income producing security.
++   Security is exempt from registration under Rule 144A of
     Securities Act of 1933. This security may be resold in
     transactions that are exempt from registration, normally to qualified institutional buyers.
 *   Aggregate cost for Federal income tax purposes is
     substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001
                           EMERGING GROWTH PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 97.7%
---------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 20.6%
   8,020    Alkermes, Inc.+.............................................    $   281,502
  10,500    Amgen Inc.+.................................................        637,140
  15,275    Chiron Corp.+...............................................        779,025
   4,200    COR Therapeutics, Inc.+.....................................        128,100
   2,650    Genentech, Inc.+............................................        146,015
   4,848    Genzyme Corp. -- Biosurgery Division+.......................         40,093
  11,110    Genzyme Corp. -- General Division+..........................        677,710
   9,200    ImClone Systems Inc.+.......................................        485,760
   5,900    Nabi+.......................................................         46,846
---------------------------------------------------------------------------------------
                                                                              3,222,191
---------------------------------------------------------------------------------------
BROADCASTING/CABLE -- 10.9%
  21,200    AT&T -- Liberty Media Group, Class A Shares+................        370,788
   4,400    Cablevision Systems Corp., Class A Shares+..................        257,400
   2,200    Cablevision Systems Corp. -- Rainbow Media Group+...........         56,760
            Comcast Corp.:
     844    Class A Shares+.............................................         36,250
   9,625    Class A Special Shares+.....................................        417,725
   1,085    TyCom, Ltd.+................................................         18,662
   9,003    Viacom Inc., Class B Shares+................................        465,905
   5,600    World Wrestling Federation Entertainment, Inc.+.............         77,280
---------------------------------------------------------------------------------------
                                                                              1,700,770
---------------------------------------------------------------------------------------
COMMUNICATIONS -- 3.5%
  24,258    Adaptive Broadband Corp.+...................................          8,490
   6,000    AT&T Corp. .................................................        132,000
  14,700    C-COR.net Corp.+............................................        176,400
  10,000    Nokia Oyj, ADR..............................................        220,400
   1,500    The Source Information Management Co.+......................          8,295
---------------------------------------------------------------------------------------
                                                                                545,585
---------------------------------------------------------------------------------------
COMPUTER HARDWARE -- 3.5%
  38,912    Maxtor Corp.+...............................................        204,288
  34,000    Quantum Corp.+..............................................        343,060
---------------------------------------------------------------------------------------
                                                                                547,348
---------------------------------------------------------------------------------------
COMPUTER SOFTWARE/INTERNET -- 1.7%
     400    Juniper Networks, Inc.+.....................................         12,440
   3,400    Microsoft Corp.+............................................        246,840
---------------------------------------------------------------------------------------
                                                                                259,280
---------------------------------------------------------------------------------------
DIVERSIFIED TECHNOLOGY -- 5.2%
  11,400    AOL Time Warner, Inc.+......................................        604,200
   3,500    Drexler Technology Corp.+...................................         42,035
   5,750    Excel Technology, Inc.+.....................................        126,960
   6,600    GenRad, Inc.+...............................................         39,600
---------------------------------------------------------------------------------------
                                                                                812,795
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001
                           EMERGING GROWTH PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
DRUG DELIVERY/TESTING -- 0.6%
   1,720    Albany Molecular Research, Inc.+............................    $    65,377
   2,500    Cygnus, Inc.+...............................................         25,625
---------------------------------------------------------------------------------------
                                                                                 91,002
---------------------------------------------------------------------------------------
ELECTRONIC - MILITARY -- 2.8%
   5,850    L-3 Communications Holdings, Inc.+..........................        446,355
---------------------------------------------------------------------------------------
HEALTHCARE - MISCELLANEOUS -- 4.2%
  11,760    Johnson & Johnson...........................................        588,000
   4,860    Nanogen, Inc.+..............................................         32,999
   1,650    Tularik Inc.+...............................................         42,620
---------------------------------------------------------------------------------------
                                                                                663,619
---------------------------------------------------------------------------------------
INVESTMENT BANKING AND FINANCIAL SERVICES -- 7.7%
   8,400    Lehman Brothers Holdings Inc................................        653,100
   4,000    Merrill Lynch & Co., Inc. ..................................        237,000
  11,900    Roslyn Bancorp, Inc.........................................        312,970
---------------------------------------------------------------------------------------
                                                                              1,203,070
---------------------------------------------------------------------------------------
MANAGED HEALTHCARE PROVIDERS -- 3.8%
   9,580    UnitedHealth Group Inc......................................        591,565
---------------------------------------------------------------------------------------
MULTI-INDUSTRY -- 4.6%
  13,295    Tyco International Ltd......................................        724,578
---------------------------------------------------------------------------------------
OIL FIELD EQUIPMENT/SERVICES -- 6.1%
  10,200    Core Laboratories N.V.+.....................................        191,250
  15,000    Grant Prideco, Inc.+........................................        262,350
  10,500    Weatherford International, Inc.+............................        504,000
---------------------------------------------------------------------------------------
                                                                                957,600
---------------------------------------------------------------------------------------
PHARMACEUTICALS -- 16.6%
   8,390    Forest Laboratories, Inc.+..................................        595,690
  12,200    IDEC Pharmaceuticals Corp.+.................................        825,818
   8,200    Isis Pharmaceuticals, Inc.+.................................        101,598
   3,000    Pfizer Inc. ................................................        120,150
   2,499    Pharmacia Corp..............................................        114,829
  20,900    SICOR Inc.+.................................................        482,790
   7,210    Vertex Pharmaceuticals Inc.+................................        356,895
---------------------------------------------------------------------------------------
                                                                              2,597,770
---------------------------------------------------------------------------------------
SEMICONDUCTORS -- 5.9%
   6,500    Cirrus Logic, Inc.+.........................................        149,695
  11,025    Intel Corp..................................................        322,481
   8,555    Micron Technology, Inc......................................        351,611
   5,400    Standard Microsystems Corp.+................................         96,660
---------------------------------------------------------------------------------------
                                                                                920,447
---------------------------------------------------------------------------------------
            TOTAL COMMON STOCK (Cost -- $15,055,889)....................     15,283,975
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001
                           EMERGING GROWTH PORTFOLIO

  FACE
 AMOUNT                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.3%
$353,000    Morgan Stanley Dean Witter & Co., 3.930% due 7/2/01;
              Proceeds at maturity -- $353,116; (Fully collateralized by
              U.S. Treasury Bills and Notes, 0.000% to 3.625% due
              8/23/01 to 1/15/08; Market value -- $360,406)
              (Cost -- $353,000)........................................    $   353,000
---------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- $15,408,889*)............    $15,636,975
---------------------------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001
                         INTERNATIONAL EQUITY PORTFOLIO

       SHARES                                     SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
COMMON STOCK -- 95.3%
-------------------------------------------------------------------------------------------------
CANADA -- 3.0%
          8,000         The Toronto-Dominion Bank++.................................  $   203,690
-------------------------------------------------------------------------------------------------
FINLAND -- 3.2%
         10,000         Nokia Oyj...................................................      220,399
-------------------------------------------------------------------------------------------------
FRANCE -- 5.6%
         13,332         Axa.........................................................      379,802
-------------------------------------------------------------------------------------------------
GERMANY -- 2.8%
          2,400         Aixtron AG..................................................       68,879
          5,900         Stinnes AG++................................................      122,376
-------------------------------------------------------------------------------------------------
                                                                                          191,255
-------------------------------------------------------------------------------------------------
HONG KONG -- 4.5%
         30,000         Hutchinson Whampoa Ltd......................................      302,888
-------------------------------------------------------------------------------------------------
IRELAND -- 7.7%
         40,369         Bank of Ireland.............................................      399,862
          2,076         Independent Newspapers PLC..................................        4,174
         25,638         Irish Continental Group PLC.................................      121,548
-------------------------------------------------------------------------------------------------
                                                                                          525,584
-------------------------------------------------------------------------------------------------
ITALY -- 2.3%
         30,000         Telecom Italia Mobile S.p.A.++ .............................      153,657
-------------------------------------------------------------------------------------------------
JAPAN -- 11.5%
          4,000         Murata Manufacturing Co., Ltd...............................      265,876
          4,000         SONY CORP...................................................      262,989
         14,000         Terumo Corp.................................................      257,056
-------------------------------------------------------------------------------------------------
                                                                                          785,921
-------------------------------------------------------------------------------------------------
MEXICO -- 5.8%
        160,800         Wal-Mart de Mexico S.A. de CV+..............................      393,352
-------------------------------------------------------------------------------------------------
NORWAY -- 4.6%
         20,000         Tomra Systems ASA...........................................      314,913
-------------------------------------------------------------------------------------------------
SINGAPORE -- 8.4%
         22,000         Singapore Press Holdings Ltd................................      241,493
         50,000         Venture Manufacturing Ltd.++ ...............................      332,053
-------------------------------------------------------------------------------------------------
                                                                                          573,546
-------------------------------------------------------------------------------------------------
SPAIN -- 3.1%
         24,000         Indra Sistemas S.A..........................................      211,311
-------------------------------------------------------------------------------------------------
SWEDEN -- 5.2%
         20,000         Securitas AB, Class B Shares++..............................      350,010
            700         Attendo Senior Care AB+.....................................        6,334
-------------------------------------------------------------------------------------------------
                                                                                          356,344
-------------------------------------------------------------------------------------------------
SWITZERLAND -- 6.4%
         10,000         Mettler-Toledo International Inc.+..........................      432,500
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                         INTERNATIONAL EQUITY PORTFOLIO

       SHARES                                     SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 21.2%
         50,000         Capita Group PLC............................................   $  321,712
         20,000         Colt Telecom Group PLC+.....................................      138,389
         12,500         Guardian IT PLC.............................................      108,995
         81,164         Hays PLC....................................................      208,606
         40,283         Misys PLC...................................................      281,852
         70,222         Serco Group PLC.............................................      385,162
-------------------------------------------------------------------------------------------------
                                                                                        1,444,716
-------------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCK (Cost -- $4,390,725).....................    6,489,878
-------------------------------------------------------------------------------------------------
     FACE
    AMOUNT                                     SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.7%
     $  323,000         CIBC Oppenheimer Corp., 3.850% due 7/2/01; Proceeds at            323,000
                          maturity -- $323,104;
                          (Fully collateralized by U.S. Treasury Notes, 5.875% due
                          11/30/01;
                          Market value -- $330,368) (Cost -- $323,000)..............
-------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $4,713,725*).............   $6,812,878
-------------------------------------------------------------------------------------------------

++ All or a portion of this security is on loan. (See Note 16).
+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:
Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA          --   Bonds rated "AAA" have the highest rating assigned by
                  Standard & Poor's. Capacity to pay interest and repay
                  principal is extremely strong.
AA           --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A            --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                  economic conditions than bonds in higher rated categories.
BBB          --   Bonds rated "BBB" are regarded as having an adequate
                  capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                  economic conditions or changing circumstances are more
                  likely to lead to a weakened capacity to pay interest and
                  repay principal for bonds in this category than for bonds in higher rated categories.
BB, B, CCC,  --   Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on
CC and C          balance, as predominantly speculative with respect to the
                  issuer's capacity to pay interest and repay principal in
                  accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some
                  quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse
                  conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ca," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa          --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                  generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                  and principal is secure. While the various protective
                  elements are likely to change, such changes as can be
                  visualized are most unlikely to impair the fundamentally
                  strong position of such issues.
Aa           --   Bonds rated "Aa" are judged to be of high quality by all
                  standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
                  lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
                  protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                  appear somewhat larger than in "Aaa" securities.
A            --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                  Factors giving security to principal and interest are
                  considered adequate but elements may be present which
                  suggest a susceptibility to impairment some time in the
                  future.
Baa          --   Bonds rated "Baa" are considered to be medium grade
                  obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
                  appear adequate for the present but certain protective
                  elements may be lacking or may be characteristically
                  unreliable over any great length of time. Such bonds lack
                  outstanding investment characteristics and in fact have
                  speculative characteristics as well.
Ba           --   Bonds rated "Ba" are judged to have speculative elements;
                  their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                  moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
                  characterizes bonds in this class.
B            --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long
                  period of time may be small.
Caa          --   Bonds rated "Caa" are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca           --   Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
NR           --   Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

                                                                                  DIVERSIFIED
                                                                    MONEY          STRATEGIC
                                                                    MARKET          INCOME
                                                                  PORTFOLIO        PORTFOLIO
---------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost......................................      $2,664,506      $76,818,960
  Foreign currency, at cost.................................              --        1,694,722
---------------------------------------------------------------------------------------------
  Investments, at value.....................................      $2,664,506      $73,613,725
  Foreign currency, at value................................              --        1,666,144
  Cash......................................................             845          100,524
  Collateral for securities loaned (Note 16)................              --        7,245,866
  Receivable for securities sold............................              --          211,628
  Receivable from manager...................................          25,547               --
  Receivable from broker-variation margin...................              --               --
  Dividends and interest receivable.........................           1,528        1,024,077
  Receivable for open forward foreign currency contracts
     (Note 7)...............................................              --           98,395
---------------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................       2,692,426       83,960,359
---------------------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable.........................................           4,576               --
  Deferred compensation.....................................           1,025               --
  Payable for securities on loan (Note 16)..................              --        7,245,866
  Payable for open forward foreign currency contracts (Note
     7).....................................................              --           77,739
  Investment advisory fees payable..........................              --           28,589
  Payable for securities purchased..........................              --          504,013
  Administration fees payable...............................              --           12,707
  Payable to bank...........................................              --               --
  Accrued expenses..........................................          19,246           26,147
---------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................          24,847        7,895,061
---------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................      $2,667,579      $76,065,298
---------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of beneficial interest..........................      $    2,668      $     7,746
  Capital paid in excess of par value.......................       2,664,911       77,539,875
  Undistributed net investment income.......................              --        8,657,036
  Accumulated net investment loss...........................              --               --
  Accumulated net realized gain (loss) on security
     transactions and futures contracts.....................              --       (6,905,462)
  Net unrealized appreciation (depreciation) of investments, futures contracts
     and foreign currencies.................................              --       (3,233,897)
---------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................      $2,667,579      $76,065,298
---------------------------------------------------------------------------------------------
SHARES OUTSTANDING:
  Class I Shares............................................       2,667,579        7,745,913
  Class II Shares (Note 3)..................................              --               --
---------------------------------------------------------------------------------------------
NET ASSET VALUE:
  Class I Shares............................................           $1.00            $9.82
  Class II Shares (Note 3)..................................              --               --
---------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 48

-------------------------------------------------------------------------------
                                                                  JUNE 30, 2001

      EQUITY         EQUITY        GROWTH       EMERGING     INTERNATIONAL
      INCOME         INDEX        & INCOME       GROWTH         EQUITY
     PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------
    $ 7,891,289   $983,047,823   $12,435,719   $15,408,889    $4,713,725
             --             --            --            --           160
--------------------------------------------------------------------------
    $10,652,774   $939,120,056   $13,272,398   $15,636,975    $6,812,878
             --             --            --            --           160
        143,282            561            --            97           709
             --             --            --            --       980,922
             --        271,210            --            --            --
             --             --            --            --            --
             --         91,650            --            --            --
         29,025        683,815         7,729           429        20,455
             --             --            --            --            --
--------------------------------------------------------------------------
     10,825,081    940,167,292    13,280,127    15,637,501     7,815,124
--------------------------------------------------------------------------
             --             --            --            --            --
             --             --            --            --            --
             --             --            --            --       980,922
             --             --            --            --            --
          4,547        128,930         5,091         9,024         4,788
             --      1,140,744            --            --            --
          2,021         51,920         2,263         3,682         1,127
             --             --       164,538            --            --
         24,366         72,467        23,823        17,998        21,145
--------------------------------------------------------------------------
         30,934      1,394,061       195,715        30,704     1,007,982
--------------------------------------------------------------------------
    $10,794,147   $938,773,231   $13,084,412   $15,606,797    $6,807,142
--------------------------------------------------------------------------
    $     1,081   $     31,122   $     1,810   $       596    $      760
      4,299,583    976,062,066     7,809,186     2,277,354    (1,398,581)
        628,384     13,162,798       226,349            --         7,829
             --             --            --       (77,942)           --
      3,103,614     (6,256,801)    4,210,388    13,178,703     6,100,124
      2,761,485    (44,225,954)      836,679       228,086     2,097,010
--------------------------------------------------------------------------
    $10,794,147   $938,773,231   $13,084,412   $15,606,797    $6,807,142
--------------------------------------------------------------------------
      1,081,438     28,255,346     1,810,261       595,972       760,347
             --      2,867,082            --            --            --
--------------------------------------------------------------------------
          $9.98         $30.17         $7.23        $26.19         $8.95
             --         $30.09            --            --            --
--------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                                    DIVERSIFIED
                                                                     MONEY           STRATEGIC
                                                                    MARKET            INCOME
                                                                   PORTFOLIO         PORTFOLIO
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................       $ 72,496         $ 2,840,664
  Dividends.................................................             --               8,835
  Less: Foreign withholding tax.............................             --                  --
-----------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................         72,496           2,849,499
-----------------------------------------------------------------------------------------------
EXPENSES:
  Custody...................................................         10,939               7,572
  Shareholder and system servicing fees.....................          8,206               8,392
  Audit and legal...........................................          7,535               7,856
  Investment advisory fees (Note 3).........................          4,163             167,790
  Administration fees (Note 3)..............................          2,776              74,573
  Trustees' fees............................................          1,000                  --
  Shareholder communications................................            503               2,612
  Pricing service fees......................................             --               6,237
  Distribution fees (Note 3)................................             --                  --
  Other.....................................................          2,238                  --
-----------------------------------------------------------------------------------------------
  TOTAL EXPENSES............................................         37,360             275,032
  Less: Investment advisory and administration fee waiver
        and expense reimbursement (Note 3)..................        (20,013)                 --
-----------------------------------------------------------------------------------------------
  NET EXPENSES..............................................         17,347             275,032
-----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)................................         55,149           2,574,467
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCIES (NOTES 4, 5 AND 7):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
      securities*)..........................................             --          (1,381,176)
     Futures contracts......................................             --                  --
     Foreign currency transactions..........................             --             243,009
-----------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)..................................             --          (1,138,167)
-----------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) From:
     Security transactions..................................             --          (1,155,801)
     Foreign currency transactions..........................             --             492,167
-----------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)......             --            (663,634)
-----------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCIES........................................             --          (1,801,801)
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...........       $ 55,149         $   772,666
-----------------------------------------------------------------------------------------------

* Represents net realized gains only from short-term securities for the Money Market Portfolio.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

-------------------------------------------------------------------------------
                                         FOR THE SIX MONTHS ENDED JUNE 30, 2001

       EQUITY                   EQUITY             GROWTH            EMERGING          INTERNATIONAL
       INCOME                   INDEX            AND INCOME           GROWTH              EQUITY
      PORTFOLIO               PORTFOLIO           PORTFOLIO          PORTFOLIO           PORTFOLIO
----------------------------------------------------------------------------------------------------
$              50,460        $    618,299        $    3,201         $     4,108         $     7,753
              169,460           5,336,923            88,298              11,892              71,239
                   --             (29,037)           (3,443)               (372)             (9,685)
----------------------------------------------------------------------------------------------------
              219,920           5,926,185            88,056              15,628              69,307
----------------------------------------------------------------------------------------------------
                  494              28,675             3,012               1,255                 767
                7,346              11,682             6,858               6,077               1,943
                8,278              10,602             7,502               5,175               1,495
               28,963             673,138            31,788              61,268              37,190
               12,872             269,255            14,128              16,338               8,751
                  992              10,971             1,011                  --                  --
                1,197              26,993             1,177               2,137                  --
                  244                  --                --                  --                  99
                   --              96,498                --                  --                  --
                1,417               2,769             1,516                  --                  --
----------------------------------------------------------------------------------------------------
               61,803           1,130,583            66,992              92,250              50,245
                   --                  --                --                  --                  --
----------------------------------------------------------------------------------------------------
               61,803           1,130,583            66,992              92,250              50,245
----------------------------------------------------------------------------------------------------
              158,117           4,795,602            21,064             (76,622)             19,062
----------------------------------------------------------------------------------------------------
              177,030          (6,447,900)          834,968           1,232,845             301,578
                   --           2,020,642                --                  --                  --
                   --                  --                --                  --              (9,771)
----------------------------------------------------------------------------------------------------
              177,030          (4,427,258)          834,968           1,232,845             291,807
----------------------------------------------------------------------------------------------------
           (1,393,491)        (64,344,674)       (2,244,303)           (891,572)         (2,871,443)
                   --                  --                --                  --             (14,574)
----------------------------------------------------------------------------------------------------
           (1,393,491)        (64,344,674)       (2,244,303)           (891,572)         (2,886,017)
----------------------------------------------------------------------------------------------------
           (1,216,461)        (68,771,932)       (1,409,335)            341,273          (2,594,210)
----------------------------------------------------------------------------------------------------
$          (1,058,344)       $(63,976,330)       $(1,388,271)       $   264,651         $(2,575,148)
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                             DIVERSIFIED
                                                                 MONEY        STRATEGIC
                                                                MARKET          INCOME
                                                               PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..............................  $    55,149    $  2,574,467
  Net realized gain (loss)..................................           --      (1,138,167)
  Change in net unrealized appreciation (depreciation)......           --        (663,634)
-----------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........       55,149         772,666
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................      (55,149)             --
-----------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................      (55,149)             --
-----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 17):
  Net proceeds from sale of shares..........................      784,826      10,038,601
  Net asset value of shares issued for reinvestment of
     dividends..............................................       59,563              --
  Cost of shares reacquired.................................     (953,936)     (4,887,697)
-----------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................     (109,547)      5,150,904
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................     (109,547)      5,923,570
NET ASSETS:
  Beginning of period.......................................    2,777,126      70,141,728
-----------------------------------------------------------------------------------------
  END OF PERIOD*............................................  $ 2,667,579    $ 76,065,298
-----------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                     --      $8,657,036
-----------------------------------------------------------------------------------------
* Includes accumulated net investment loss of:                         --              --
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 52

-------------------------------------------------------------------------------
                                         FOR THE SIX MONTHS ENDED JUNE 30, 2001

      EQUITY         EQUITY         GROWTH        EMERGING     INTERNATIONAL
      INCOME         INDEX        AND INCOME       GROWTH         EQUITY
     PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------
    $   158,117   $  4,795,602   $     21,064   $    (76,622)  $     19,062
        177,030     (4,427,258)       834,968      1,232,845        291,807
     (1,393,491)   (64,344,674)    (2,244,303)      (891,572)    (2,886,017)
----------------------------------------------------------------------------
     (1,058,344)   (63,976,330)    (1,388,271)       264,651     (2,575,148)
----------------------------------------------------------------------------
             --             --             --             --             --
----------------------------------------------------------------------------
             --             --             --             --             --
----------------------------------------------------------------------------
         24,873    125,566,032         29,900         18,185            946
             --             --             --             --             --
     (2,734,590)   (14,237,844)    (1,716,219)    (3,322,476)    (1,640,937)
----------------------------------------------------------------------------
     (2,709,717)   111,328,188     (1,686,319)    (3,304,291)    (1,639,991)
----------------------------------------------------------------------------
     (3,768,061)    47,351,858     (3,074,590)    (3,039,640)    (4,215,139)
     14,562,208    891,421,373     16,159,002     18,646,437     11,022,281
----------------------------------------------------------------------------
    $10,794,147   $938,773,231   $ 13,084,412   $ 15,606,797   $  6,807,142
----------------------------------------------------------------------------
       $628,384    $13,162,798       $226,349             --         $7,829
----------------------------------------------------------------------------
             --             --             --       $(77,942)            --
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                             DIVERSIFIED
                                                                 MONEY        STRATEGIC
                                                                MARKET          INCOME
                                                               PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..............................  $   182,310    $  5,136,332
  Net realized gain (loss)..................................           (1)     (2,657,738)
  Change in net unrealized appreciation (depreciation)......           --        (537,118)
-----------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........      182,309       1,941,476
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................     (182,303)     (6,628,427)
  Net realized gains........................................           --              --
-----------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (182,303)     (6,628,427)
-----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 17):
  Net proceeds from sale of shares..........................    4,214,092      13,841,360
  Net asset value of shares issued for reinvestment of
     dividends..............................................      174,691       6,628,427
  Cost of shares reacquired.................................   (6,338,049)    (19,675,724)
-----------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................   (1,949,266)        794,063
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................   (1,949,260)     (3,892,888)
NET ASSETS:
  Beginning of year.........................................    4,726,386      74,034,616
-----------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $ 2,777,126    $ 70,141,728
-----------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment
  income of:                                                           --      $5,839,560
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 54

-------------------------------------------------------------------------------
                                           FOR THE YEAR ENDED DECEMBER 31, 2000

      EQUITY         EQUITY         GROWTH        EMERGING     INTERNATIONAL
      INCOME         INDEX        AND INCOME       GROWTH         EQUITY
     PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------
    $   472,290   $  8,371,602   $    209,009   $   (223,130)  $   (134,572)
      2,981,993     (1,498,889)     3,372,743     19,647,273      6,057,149
       (551,851)   (88,795,992)    (2,870,452)   (12,669,839)    (9,441,582)
----------------------------------------------------------------------------
      2,902,432    (81,923,279)       711,300      6,754,304     (3,519,005)
----------------------------------------------------------------------------
       (923,598)    (4,460,538)      (372,096)            --       (540,819)
     (3,067,106)      (594,593)    (9,909,367)   (10,438,952)    (4,202,914)
----------------------------------------------------------------------------
     (3,990,704)    (5,055,131)   (10,281,463)   (10,438,952)    (4,743,733)
----------------------------------------------------------------------------
        298,707    309,445,991        207,050      1,504,770        854,812
      3,990,704      5,055,131     10,281,463     10,438,952      4,743,733
     (9,544,555)   (17,987,422)    (9,097,496)   (16,679,567)   (10,683,560)
----------------------------------------------------------------------------
     (5,255,144)   296,513,700      1,391,017     (4,735,845)    (5,085,015)
----------------------------------------------------------------------------
     (6,343,416)   209,535,290     (8,179,146)    (8,420,493)   (13,347,753)
     20,905,624    681,886,083     24,338,148     27,066,930     24,370,034
----------------------------------------------------------------------------
    $14,562,208   $891,421,373   $ 16,159,002   $ 18,646,437   $ 11,022,281
----------------------------------------------------------------------------
       $470,267     $8,367,196       $205,285        $(1,320)       $(1,462)
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth and International Equity Portfolios ("Portfolios") are separate investment portfolios of the Greenwich Street Series Fund ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. Shares of the Fund can be acquired through investing in an individual flexible premium deferred combination fixed and variable annuity contract or a certificate evidencing interest in a master group flexible premium deferred annuity offered by certain insurance companies. The Fund offers three other portfolios: Appreciation, Fundamental Value, formerly known as Total Return, and Intermediate High Grade Portfolios. The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued at the mean between the bid and asked prices at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded by the Portfolios on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise tax;
(j) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2000, reclassifications were made to the capital accounts of the Diversified Strategic Income Portfolio, Equity Income Portfolio, Equity Index Portfolio, Growth and Income Portfolio, Emerging Growth Portfolio and International Equity Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment income amounting to $73 and $64 were reclassified to paid in capital for the Diversified Strategic Income and Equity Income Portfolios, respectively. Additionally, a portion of accumulated net realized gains amounting to $7,475,358 was reclassified to paid in capital for the Emerging Growth Portfolio. Net investment income, net realized gains and net assets were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, certain Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

     2.  DIVIDENDS

     The Money Market Portfolio declares dividends daily from net investment income and distributes such dividends monthly. Net realized capital gains, if any, are declared and distributed annually.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

     The Fund, on behalf of the Money Market, Diversified Strategic Income, Equity Income, Growth and Income and International Equity Portfolios, has entered into an investment advisory agreement with Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holding Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., ("Citigroup"). The Fund, on behalf of the Equity Index Portfolio, has entered into an investment advisory agreement with Travelers Investment Management Co. ("TIMCO"). In addition, the Fund, on behalf of the Emerging Growth Portfolio, has entered into an investment advisory agreement with SBFM. SBFM acts as the investment adviser to the Emerging Growth Portfolio. Under each respective investment advisory agreement, the Portfolios pay an investment advisory fee calculated at an annual rate of their respective average daily net assets. These fees are calculated daily and paid monthly. For the six months ended June 30, 2001, for the Money Market Portfolio, SBFM has waived all of its investment advisory fee amounting to $4,163.

     The respective advisors and the annual rates are as follows:

            PORTFOLIO                                          ADVISOR                              RATE
--------------------------------------------------------------------------------------------------------
Money Market                         Smith Barney Fund Management LLC                               0.30%
Diversified Strategic Income         Smith Barney Fund Management LLC                               0.45
Equity Income                        Smith Barney Fund Management LLC                               0.45
Equity Index                         Travelers Investment Management Co.                            0.15
Growth and Income                    Smith Barney Fund Management LLC                               0.45
Emerging Growth                      Smith Barney Fund Management LLC                               0.75
International Equity                 Smith Barney Fund Management LLC                               0.85
--------------------------------------------------------------------------------------------------------

     Smith Barney Global Capital Management, Inc. ("SBGCM") serves as sub-investment adviser to the Diversified Strategic Income Portfolio and is paid a monthly fee by SBFM calculated at an annual rate of 0.15% of the Portfolio's average daily net assets. The Diversified Strategic Income Portfolio does not make any direct payments to SBGCM.

     The Fund, on behalf of the Portfolios, has also entered into an administration agreement with SBFM. Under the agreement, each Portfolio pays an administration fee calculated at an annual rate of 0.20% of the average daily net assets; except for the Equity Index Portfolio which pays an administration fee of 0.06%. These fees are calculated daily and paid monthly. For the six months ended June 30, 2001, for the Money Market Portfolio, SBFM has waived all of its administration fee amounting to $2,776.

     In addition, SBFM has agreed to reimburse expenses in the amount of $13,074 on behalf of the Money Market Portfolio for the six months ended June 30, 2001.

     Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. During the six months ended June 30, 2001, each Portfolio paid transfer agent fees of $2,500 to CFTC.

     For the six months ended June 30, 2001, the Growth and Income and International Equity Portfolios paid Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, brokerage commissions of $1,352 and $978, respectively.

     The Fund, on behalf of the Equity Index Portfolio, has adopted a plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act for the Portfolio's Class II shares. The Plan provides that the Fund, on behalf of the Portfolio, shall pay a fee up to 0.25% of the average daily net assets of the Portfolio attributable to Class II shares.

     No officer, Director or employee of SSB or its affiliates receives any compensation from the Fund for serving as a Trustee or officer of the Fund.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     4.  INVESTMENTS

     During the six months ended June 30, 2001, the aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                         PORTFOLIO                             PURCHASES        SALES
----------------------------------------------------------------------------------------
Diversified Strategic Income................................  $ 43,616,337   $30,036,300
Equity Income...............................................       584,700     1,891,857
Equity Index................................................   132,881,868    11,161,164
Growth and Income...........................................     8,382,384     9,771,279
Emerging Growth.............................................           870     3,734,138
International Equity........................................         6,389     1,928,413
----------------------------------------------------------------------------------------

     At June 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                                  NET
                                                                                               UNREALIZED
                                                                                              APPRECIATION
                         PORTFOLIO                            APPRECIATION   DEPRECIATION    (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
Diversified Strategic Income................................  $ 1,091,441    $  (4,296,676)   $ (3,205,235)
Equity Income...............................................    3,043,890         (282,405)      2,761,485
Equity Index................................................   92,968,620     (136,896,387)    (43,927,767)
Growth and Income...........................................    1,841,515        1,004,836         836,679
Emerging Growth.............................................    3,849,503       (3,621,417)        228,086
International Equity........................................    2,480,495         (381,342)      2,099,153
-----------------------------------------------------------------------------------------------------------

     5.  FUTURES CONTRACTS

     The Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth and International Equity Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian as is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     At June 30, 2001, the Equity Index Portfolio had the following open futures contracts:

                                                          # OF         BASIS        MARKET        UNREALIZED
        FUTURES CONTRACTS TO BUY           EXPIRATION   CONTRACTS      VALUE         VALUE           LOSS
--------------------------------------------------------------------------------------------------------------
S&P 500 Stock Index......................     9/01         78       $24,316,337   $24,018,150     $(298,187)
--------------------------------------------------------------------------------------------------------------

     6.  OPTIONS CONTRACTS

     The Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth and International Equity Portfolios may from time to time enter into option contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

     At June 30, 2001, the Portfolios did not hold any purchased call or put option contracts.

     When the Portfolio writes a call option or a put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a covered put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

     During the six months ended June 30, 2001, the Portfolios did not enter into any written call or put option contracts.

     7.  FORWARD FOREIGN CURRENCY CONTRACTS

     The Diversified Strategic Income, Emerging Growth and International Equity Portfolios have the ability to enter into forward foreign currency contracts.

     At June 30, 2001, the Diversified Strategic Income Portfolio had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                                                          LOCAL       MARKET        SETTLEMENT   UNREALIZED
                   FOREIGN CURRENCY                      CURRENCY     VALUE            DATE      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------
TO BUY:
  Euro................................................      68,063  $   57,484       12/12/01     $   (409)
------------------------------------------------------------------------------------------------------------
TO SELL:
  Canadian Dollar.....................................   3,040,000   2,002,539        7/16/01       (9,531)
  Danish Krone........................................  25,900,000   2,943,597        7/16/01       15,276
  Euro................................................   6,456,915   5,464,631        7/16/01       35,369
  Euro................................................     552,236     466,409       12/12/01        8,229
  Great British Pound.................................   2,100,000   2,951,616        7/16/01      (67,056)
  Great British Pound.................................      88,946     124,236       12/19/01         (743)
  New Zealand Dollar..................................   1,500,000     602,323        7/16/01       26,777
  Swedish Krona.......................................  33,000,000   3,030,960        7/16/01       12,744
------------------------------------------------------------------------------------------------------------
                                                                                                    21,065
------------------------------------------------------------------------------------------------------------
Net Unrealized Gain on Open Forward
  Foreign Currency Contracts..........................                                            $ 20,656
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     8.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     9.  REVERSE REPURCHASE AGREEMENTS

     The Diversified Strategic Income, Equity Income and International Equity Portfolios may enter into reverse repurchase agreements for leveraging purposes.

     A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreements.

     During the six months ended June 30, 2001, the Portfolios did not enter into any reverse repurchase agreements.

     10.  CONCENTRATION OF RISK

     Under normal market conditions, the Money Market Portfolio invests at least 25% of its assets in short-term bank instruments and the Equity Income Portfolio invests at least 25% of its assets in the utility industry. Because of their concentration policy, these Portfolios may be subject to greater risk and market fluctuation than a portfolio that has securities representing a broader range of investment alternatives. Various factors could adversely affect the ability and inclination of companies in these industries to declare and pay dividends or interest and the ability of holders of securities of such companies to realize any value from the assets of the issuer upon liquidation or bankruptcy.

     11.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

     12.  SECURITIES TRADED ON A WHEN-ISSUED OR TO-BE-ANNOUNCED BASIS

     The Diversified Strategic Income, Equity Income, Growth and Income, Emerging Growth and International Equity Portfolios may from time to time purchase securities on a when-issued or to-be-announced ("TBA") basis.

     In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Portfolio enters into the TBA transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At June 30, 2001, there were no TBA securities held by the Portfolios.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     13.  MORTGAGE ROLL TRANSACTIONS

     The Diversified Strategic Income Portfolio has the ability to participate in mortgage roll transactions.

     A mortgage roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Portfolio to purchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale will be invested and the income from these investments, together with any additional income from the Portfolio, in securities exceeding the yield on the securities sold.

     At June 30, 2001, there were no open mortgage roll transactions in the Portfolio.

     14.  SHORT SALES AGAINST THE BOX

     The Equity Income, Emerging Growth and International Equity Portfolios each have the ability to engage in short sales against the box.

     A short sale against the box is a short sale of common stock such that, when the short position is open, the Portfolio involved owns an equal amount of the stock or preferred stocks or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of common stock sold short. The proceeds of the sale will be held by the broker until the settlement date, when the Portfolio delivers the stock or the convertible or exchangeable securities to close out its short position. Although prior to delivery a Portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the Portfolio will receive the dividends from the stock or the preferred stock or the interest from the stock or convertible or exchangeable debt securities plus a portion of the interest earned from the proceeds of the short sale. The Portfolio will deposit in a segregated account with the Fund's custodian, the common stock or convertible preferred stock or debt securities in connection with short sales against the box.

     At June 30, 2001, the Portfolios had no open short sales against the box.

     15.  CAPITAL LOSS CARRYFORWARD

     At December 31, 2000, the Diversified Strategic Income Portfolio and Equity Index Portfolio had, for Federal income tax purposes, approximately $4,367,000 and $1,322,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset net realized capital gains, it is probable that the gains so offset will not be distributed. Expirations occur on December 31, of the years below.

                         PORTFOLIO                               2007         2008
-------------------------------------------------------------------------------------
Diversified Strategic Income................................  $1,725,000   $2,642,000
Equity Index................................................          --    1,322,000
-------------------------------------------------------------------------------------

     16.  LENDING OF SECURITIES

     The Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth and International Equity Portfolios each has the ability to lend its securities to brokers, dealers and other financial organizations.

     The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded in interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

     At June 30, 2001, the Portfolios listed below had loaned common stocks and bonds which were collateralized by cash. The market value for the securities on loan were as follows:

                         PORTFOLIO                              VALUE
------------------------------------------------------------------------
Diversified Strategic Income................................  $6,985,362
International Equity........................................     929,280
------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     At June 30, 2001, the cash collateral for the securities on loan was invested as follows:

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                    SECURITY DESCRIPTION                        VALUE
------------------------------------------------------------------------
TIME DEPOSITS:
  LandesBank Hessen Thuringen, 4.08% due 7/2/01.............  $  360,239
  Societe Generale, 4.00% due 7/2/01........................     360,239
  Union Bank of Switzerland, 4.06% due 7/2/01...............     360,114
REPURCHASE AGREEMENTS:
  Bear, Stearns & Co., 4.16% due 7/2/01.....................   1,178,939
  CS First Boston Corp., 4.11% due 7/2/01...................   1,421,994
  Morgan Stanley Dean Witter & Co., 4.13% due 7/2/01........   1,421,994
  UBS Warburg LLC, 4.18% due 7/2/01.........................   1,421,994
COMMERCIAL PAPER:
  Four Winds Funding, 4.16% due 7/2/01......................     360,114
MONEY MARKET FUND:
  Federated Prime Value, 4.01% due 7/2/01...................     360,239
------------------------------------------------------------------------
TOTAL.......................................................  $7,245,866
------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO

                    SECURITY DESCRIPTION                        VALUE
------------------------------------------------------------------------
TIME DEPOSITS:
  LandesBank Hessen Thuringen, 4.08% due 7/2/01.............  $   48,768
  Societe Generale, 4.00% due 7/2/01........................      48,768
  Union Bank of Switzerland, 4.06% due 7/2/01...............      48,751
REPURCHASE AGREEMENTS:
  Bear, Stearns & Co., 4.16% due 7/2/01.....................     159,601
  CS First Boston Corp., 4.11% due 7/2/01...................     192,505
  Morgan Stanley Dean Witter & Co., 4.13% due 7/2/01........     192,505
  UBS Warburg LLC, 4.18% due 7/2/01.........................     192,505
COMMERCIAL PAPER:
  Four Winds Funding, 4.16% due 7/2/01......................      48,751
MONEY MARKET FUND:
  Federated Prime Value, 4.01% due 7/2/01...................      48,768
------------------------------------------------------------------------
TOTAL.......................................................  $  980,922
------------------------------------------------------------------------

     Income earned by the Portfolios from securities loaned for the six months ended June 30, 2001, were as follows:

                         PORTFOLIO                             VALUE
----------------------------------------------------------------------
Diversified Strategic Income................................  $  7,265
International Equity........................................     2,399
----------------------------------------------------------------------

     17.  SHARES OF BENEFICIAL INTEREST

     At June 30, 2001, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. At June 30, 2001, the total paid-in-capital for the Equity Index Portfolio amounted to the following for each class:

                                                                 AMOUNT
--------------------------------------------------------------------------
Class I.....................................................  $879,904,942
Class II....................................................    96,188,246
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     Transactions in shares for each portfolio were as follows:

                                                              SIX MONTHS ENDED        YEAR ENDED
                                                                JUNE 30, 2001     DECEMBER 31, 2000
----------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
Shares sold.................................................        784,826            4,214,092
Shares issued on reinvestment...............................         59,563              174,691
Shares reacquired...........................................       (953,936)          (6,338,049)
----------------------------------------------------------------------------------------------------
Net Decrease................................................       (109,547)          (1,949,266)
----------------------------------------------------------------------------------------------------
DIVERSIFIED STRATEGIC INCOME PORTFOLIO
Shares sold.................................................      1,007,657            1,386,442
Shares issued on reinvestment...............................             --              694,076
Shares reacquired...........................................       (491,601)          (1,944,723)
----------------------------------------------------------------------------------------------------
Net Increase................................................        516,056              135,795
----------------------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO
Shares sold.................................................          2,333               29,250
Shares issued on reinvestment...............................             --              410,989
Shares reacquired...........................................       (257,093)            (837,077)
----------------------------------------------------------------------------------------------------
Net Decrease................................................       (254,760)            (396,838)
----------------------------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO -- CLASS I SHARES
Shares sold.................................................      3,352,503            7,372,209
Shares issued on reinvestment...............................             --              138,340
Shares reacquired...........................................       (399,411)            (459,263)
----------------------------------------------------------------------------------------------------
Net Increase................................................      2,953,092            7,051,286
----------------------------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO -- CLASS II SHARES
Shares sold.................................................        735,566            1,497,306
Shares issued on reinvestment...............................             --                5,394
Shares reacquired...........................................        (78,565)             (57,037)
----------------------------------------------------------------------------------------------------
Net Increase................................................        657,001            1,445,663
----------------------------------------------------------------------------------------------------
GROWTH AND INCOME PORTFOLIO
Shares sold.................................................          4,067               20,465
Shares issued on reinvestment...............................             --            1,380,062
Shares reacquired...........................................       (234,928)            (837,232)
----------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................       (230,861)             563,295
----------------------------------------------------------------------------------------------------
EMERGING GROWTH PORTFOLIO
Shares sold.................................................            716               50,542
Shares issued on reinvestment...............................             --              405,396
Shares reacquired...........................................       (133,836)            (544,265)
----------------------------------------------------------------------------------------------------
Net Decrease................................................       (133,120)             (88,327)
----------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
Shares sold.................................................             94               48,741
Shares issued on reinvestment...............................             --              361,565
Shares reacquired...........................................       (155,143)            (672,113)
----------------------------------------------------------------------------------------------------
Net Decrease................................................       (155,049)            (261,807)
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

        MONEY MARKET PORTFOLIO              2001(1)        2000         1999         1998         1997         1996
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................       $1.000        $1.000       $1.000       $1.000       $1.000       $1.000
---------------------------------------------------------------------------------------------------------------------
  Net investment income(2)............        0.020         0.052        0.040        0.043        0.044        0.047
  Dividends from net investment
     income...........................       (0.020)       (0.052)      (0.040)      (0.043)      (0.044)      (0.047)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........       $1.000        $1.000       $1.000       $1.000       $1.000       $1.000
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................         1.99%++       5.32%        4.03%        4.40%        4.47%        4.80%
---------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).....       $2,668        $2,777       $4,726       $4,671       $4,753       $5,888
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2).........................         1.26%+        1.22%        1.25%        1.24%        1.20%        0.75%
  Net investment income...............         3.99+         5.13         3.92         4.30         4.38         4.70
---------------------------------------------------------------------------------------------------------------------

DIVERSIFIED STRATEGIC INCOME PORTFOLIO      2001(1)(3)       2000(3)       1999(3)       1998(3)        1997         1996
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................          $9.70         $10.44        $10.90        $10.89        $10.98       $10.01
---------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income...............           0.34           0.73          0.73          0.69          0.77         0.88
  Net realized and unrealized gain
     (loss)...........................          (0.22)         (0.45)        (0.55)        (0.01)         0.12         0.24
---------------------------------------------------------------------------------------------------------------------------
Total Income From Operations..........           0.12           0.28          0.18          0.68          0.89         1.12
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...............             --          (1.02)        (0.51)        (0.67)        (0.98)       (0.15)
  Net realized gains..................             --             --         (0.13)           --            --           --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions...................             --          (1.02)        (0.64)        (0.67)        (0.98)       (0.15)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........          $9.82          $9.70        $10.44        $10.90        $10.89       $10.98
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................           1.24%++        2.80%         1.72%         6.41%         8.14%       11.16%
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).....        $76,065        $70,142       $74,035       $80,970       $62,558      $59,515
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses............................           0.74%+         0.78%         0.78%         0.78%         0.78%        0.84%
  Net investment income...............           6.90+          7.40          6.88          6.38          7.29         7.94
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...............             44%           102%          111%           86%           47%         106%
---------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).
(2) For the Money Market Portfolio, the Investment Adviser and Administrator waived all or part of their fees for the six months ended June 30, 2001 and for the years ended December 31, 2000, 1999, 1998, 1997 and 1996. For the Money Market Portfolio, the Investment Adviser also reimbursed expenses of $13,074, $5,374 and $7,100 for the six months ended June 30, 2001 and for the years ended December 31, 2000 and 1999. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                       DECREASES TO
                                                      NET INVESTMENT                                  EXPENSE RATIOS WITHOUT
                                                     INCOME PER SHARE                               WAIVERS AND REIMBURSEMENTS
                              ---------------------------------------------------------------    --------------------------------
         PORTFOLIO              2001       2000        1999        1998      1997      1996        2001       2000        1999
         ---------              ----       ----        ----        ----      ----      ----        ----       ----        ----
  Money Market............     $0.007     $0.007      $0.005      $0.005     N/A      $0.005      2.70%+     1.87%          1.74%


                               EXPENSE RATIOS WITHOUT
                             WAIVERS AND REIMBURSEMENTS
                            -----------------------------
         PORTFOLIO            1998       1997      1996
         ---------            ----       ----      ----
  Money Market............      1.74%    N/A         1.25%

(3) Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

    EQUITY INCOME PORTFOLIO            2001(1)         2000           1999         1998(2)        1997         1996
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD........................         $10.90         $12.06         $16.38       $15.31        $13.01       $12.35
---------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.........           0.23           0.52           0.67         0.53          0.77         0.63
  Net realized and unrealized
     gain (loss)................          (1.15)          1.35          (1.15)        1.94          2.28         0.11
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations....................          (0.92)          1.87          (0.48)        2.47          3.05         0.74
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.........             --          (0.70)         (0.77)      (0.71)         (0.75)       (0.08)
  Net realized gains............             --          (2.33)         (3.07)      (0.69)            --           --
---------------------------------------------------------------------------------------------------------------------
Total Distributions.............             --          (3.03)         (3.84)      (1.40)         (0.75)       (0.08)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD........................          $9.98         $10.90         $12.06       $16.38        $15.31       $13.01
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN....................          (8.44)%++      18.56%         (4.75)%      16.99%        23.52%        5.99%
---------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (000'S).......................        $10,794        $14,562        $20,906      $37,495       $46,074      $45,616
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses......................           0.96%+         0.91%          0.87%        0.79%         0.77%        0.77%
  Net investment income.........           2.46+          2.74           3.09         3.43          4.42         4.53
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........              5%             0%             3%          43%           42%          28%
---------------------------------------------------------------------------------------------------------------------

EQUITY INDEX PORTFOLIO -
CLASS I SHARES                        2001(1)(2)       2000(2)        1999(2)       1998(2)        1997         1996
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD........................         $32.40          $35.86         $29.99       $23.59        $18.36       $15.58
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)......           0.17            0.36           0.39         0.36          0.12         0.22
  Net realized and unrealized
     gain (loss)................          (2.40)          (3.61)          5.77         6.33          5.76         3.17
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations....................          (2.23)          (3.25)          6.16         6.69          5.88         3.39
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.........             --           (0.19)         (0.12)      (0.08)         (0.17)       (0.23)
  Net realized gains............             --           (0.02)         (0.17)      (0.21)         (0.48)       (0.38)
----------------------------------------------------------------------------------------------------------------------
Total Distributions.............             --           (0.21)         (0.29)      (0.29)         (0.65)       (0.61)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD........................         $30.17          $32.40         $35.86       $29.99        $23.59       $18.36
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN....................          (6.88)%++       (9.09)%        20.68%       28.46%        32.16%       21.68%
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (000'S).......................       $852,512        $819,913       $654,514      $177,167      $35,351      $19,258
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)................           0.23%+          0.23%          0.28%        0.30%         0.76%        1.06%
  Net investment income.........           1.09+           1.03           1.20         1.36          1.08         1.37
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........              1%              2%             3%           5%            6%           7%
----------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the Equity Index Portfolio, the Investment Adviser waived all or part of its fees for the year ended December 31, 1998. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                                     EXPENSE RATIOS
                                                                    DECREASES TO        WITHOUT
                                                                   NET INVESTMENT     WAIVERS AND
                                                                  INCOME PER SHARE   REIMBURSEMENTS
                                                                  ----------------   --------------
                             PORTFOLIO                                  1998              1998
                             ---------                                  ----              ----
    Equity Index - Class I Shares...............................       $0.02              0.42%

(4) As a result of the 0.30% voluntary expense limitation for the ratio of expenses to average net assets, which became effective during 1998, the investment manager will reimburse fees for the amount that exceeds the limitation.
 ++ Total return is not annualized, as it may be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

          EQUITY INDEX PORTFOLIO - CLASS II SHARES            2001(1)(2)      2000(2)       1999(2)(3)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $32.36        $35.81          $31.71
------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.....................................       0.13          0.26            0.24
  Net realized and unrealized gain (loss)...................      (2.40)        (3.59)           4.15
------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.........................      (2.27)        (3.33)           4.39
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................         --         (0.10)          (0.12)
  Net realized gains........................................         --         (0.02)          (0.17)
------------------------------------------------------------------------------------------------------
Total Distributions.........................................         --         (0.12)          (0.29)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................     $30.09        $32.36          $35.81
------------------------------------------------------------------------------------------------------
TOTAL RETURN................................................      (7.01)%++     (9.32)%         13.96%++
------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................    $86,261       $71,508         $27,372
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)...............................................       0.49%+        0.50%           0.51%+
  Net investment income.....................................       0.83+         0.76            0.93+
------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................          1%            2%              3%
------------------------------------------------------------------------------------------------------

(1)  For the six months ended June 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  For the period from March 22, 1999 (inception date) to December 31, 1999.
(4) As a result of the 0.55% voluntary expense limitation for the ratio of expenses to average net assets, the investment manager will reimburse fees for the amount that exceeds the limitation.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

     GROWTH AND INCOME PORTFOLIO            2001(1)         2000         1999        1998(2)       1997         1996
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................         $7.92         $16.47       $18.47       $18.54       $16.43       $13.73
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..............          0.02           0.17         0.30         0.27         0.31         0.27
  Net realized and unrealized gain
     (loss)..........................         (0.71)          0.03         1.49         1.93         3.41         2.45
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations.........................         (0.69)          0.20         1.79         2.20         3.72         2.72
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..............            --          (0.32)       (0.35)       (0.33)       (0.29)       (0.02)
  Net realized gains.................            --          (8.43)       (3.44)       (1.94)       (1.32)          --
----------------------------------------------------------------------------------------------------------------------
Total Distributions..................            --          (8.75)       (3.79)       (2.27)       (1.61)       (0.02)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......         $7.23          $7.92       $16.47       $18.47       $18.54       $16.43
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.........................         (8.71)%++       4.52%       10.66%       11.88%       22.94%       19.83%
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)....       $13,084        $16,159      $24,338      $35,781      $43,214      $38,502
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses...........................          0.95%+         0.91%        0.80%        0.72%        0.77%        0.83%
  Net investment income..............          0.30+          1.08         1.21         1.45         1.62         1.67
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..............            59%            55%          47%          13%          17%          22%
----------------------------------------------------------------------------------------------------------------------

      EMERGING GROWTH PORTFOLIO             2001(1)         2000         1999        1998(2)         1997          1996
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................        $25.57         $33.11       $19.63       $16.87        $15.83        $13.76
-------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss................         (0.13)         (0.31)       (0.26)       (0.15)        (0.12)        (0.10)
  Net realized and unrealized gain...          0.75           9.46        17.91         5.98          3.32          2.55
-------------------------------------------------------------------------------------------------------------------------
Total Income From Operations.........          0.62           9.15        17.65         5.83          3.20          2.45
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net realized gains.................            --         (16.69)       (4.17)       (3.07)        (2.16)        (0.38)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions..................            --         (16.69)       (4.17)       (3.07)        (2.16)        (0.38)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......        $26.19         $25.57       $33.11       $19.63        $16.87        $15.83
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.........................          2.42%++       27.27%      107.14%       37.14%        21.16%        17.83%
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)....       $15,607        $18,646      $27,067      $21,147       $20,004       $18,901
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses...........................          1.13%+         1.18%        1.30%        1.28%         1.26%         1.27%
  Net investment loss................         (0.94)+        (0.90)       (1.01)       (0.88)        (0.72)        (0.64)
-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..............             0%           122%         113%          98%          102%           84%
-------------------------------------------------------------------------------------------------------------------------

(1)  For the six months ended June 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

    INTERNATIONAL EQUITY PORTFOLIO          2001(1)(2)      2000(2)         1999        1998(2)         1997          1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................         $12.04        $20.70        $13.94        $11.78        $12.07        $ 9.98
----------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment gain (loss)..........           0.02         (0.12)        (0.18)        (0.03)        (0.02)        (0.02)
  Net realized and unrealized gain
     (loss)...........................          (3.11)        (3.37)         8.56          2.25         (0.24)         2.15
----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...          (3.09)        (3.49)         8.38          2.22         (0.26)         2.13
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...............             --         (0.59)        (0.01)        (0.06)        (0.03)        (0.04)
  Net realized gains..................             --         (4.58)        (1.61)           --            --            --
----------------------------------------------------------------------------------------------------------------------------
Total Distributions...................             --         (5.17)        (1.62)        (0.06)        (0.03)        (0.04)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........          $8.95        $12.04        $20.70        $13.94        $11.78        $12.07
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................         (25.66)%++    (18.90)%       66.20%        18.84%        (2.18)%       21.38%
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).....         $6,807       $11,022       $24,370       $23,482       $28,347       $33,337
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3).........................           1.15%+        1.41%         1.33%         1.40%         1.31%         1.35%
  Net investment gain (loss)..........           0.44+        (0.78)        (0.33)        (0.25)        (0.23)        (0.20)
----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...............              0%            1%           17%           30%           21%           33%
----------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) During the year ended December 31, 1996 the International Equity Portfolio has earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration, the ratio of expenses to average net assets would be 1.33%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

                                        This report is submitted for the general information of the owners of the Greenwich Street Series Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses, as well as other pertinent information.

                                        S-6225 L (8/01)

Greenwich Street Series Fund Semi-Annual Report










                                               Intermediate High Grade Portfolio

                                                          Appreciation Portfolio

                                                          Total Return Portfolio






                                                                   June 30, 2001

SEMI-ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

DEAR INVESTOR:

We are pleased to provide you with the semi-annual report for the Greenwich Street Series Fund -- Intermediate High Grade Portfolio, Appreciation Portfolio and Fundamental Value Portfolio, formerly known as Total Return Portfolio ("Portfolios") for the period ended June 30, 2001.(1) In this report, we have summarized the period's prevailing economic and market conditions and outlined the Portfolios' investment strategy. We hope you find this report to be useful and informative.

The Performance of the Greenwich Street Series Fund (12/31/00-6/30/01)(2)
--------------------------------------------------------------------------
Intermediate High Grade Portfolio...........................        2.98 %
Appreciation Portfolio......................................       (0.44)
Fundamental Value Portfolio.................................       (0.84)

MARKET AND ECONOMIC OVERVIEW

Nearly all investors would like to forget the last six months of stock market performance. March 2001 saw even non-technology stocks finally being dragged down by the problems of the technology and telecommunications sectors. The Standard & Poor's 500 Index ("S&P 500")(3) crossed into bear territory with a 20% decline from its previous high, while the Dow Jones Industrial Average ("DJIA")(4) came close to a 20% loss from its high. These losses, however, paled in comparison to the Nasdaq Composite Index,(5) which had soared incredibly quickly and fell 57.19% from its previous high.

The U.S. Federal Reserve ("Fed") responded to the slowing economic growth and stock market woes aggressively by cutting short-term interest rates by 2.75% over six months and suggesting further cuts in the months to come. Treasury bill yields plummeted from approximately 6% at year-end 2000 to less than 4% at the time of this writing. Historically, once the Fed has cut interest rates three times successively, stock market performance has turned positive, with few instances of significant downside risk. However, today's continuing stream of corporate profit warnings has undermined any glimpse of a near-term recovery.

INTERMEDIATE HIGH GRADE PORTFOLIO

The investment objective of the Intermediate High Grade Portfolio ("Portfolio") is to provide investors with as high a level of current income as is consistent with the protection of capital. Under normal conditions, the Portfolio will invest primarily in intermediate-term U.S. government securities and high-grade U.S. corporate bonds.

For the six months ended June 30, 2001, the Portfolio returned 2.98%. In comparison, the Lehman Brothers Government/ Corporate Bond Index(6) returned 3.51%. (Past performance is not indicative of future results.)

The sharp slowdown in U.S. economic growth led the Fed to aggressively lower the federal funds rate from 6.5% to 3.75% during the first six months of 2001. The Fed is seeking to keep consumer confidence up and hopes that strong consumer spending will help offset a sharp decline in business spending.

---------------
 1 Each Portfolio is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. The objective of a variable annuity product is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.

 2 The performance returns do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolios. Past performance is not indicative of future results.

 3 The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

 4 The DJIA is a price-weighted average of 30 actively traded blue-chip stocks.
   Figures for the DJIA include reinvestment of dividends.

 5 The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

 6 The Lehman Brothers Government/Corporate Bond Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.

SEMI-ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

The aggressive Fed easings have had a dramatic impact on the shape of the interest rate yield curve.(7) At the beginning of the year, the two-year U.S. Treasury note yielded 4.86% and the 30-year Treasury bond yielded 5.34%, resulting in a spread of 48 basis points (0.48%). By the end of June, that spread had widened to 152 basis points (1.52%). During the first six months of 2001, the Portfolio took advantage of this steepening yield curve by extending maturities of some of its Treasury and corporate holdings to enhance the Portfolio's yield.

For the first half of 2001, corporate bonds outperformed Treasuries. Lower quality investment-grade bonds generated the best performance. The relative performance of investment-grade corporate-bond indices was inversely correlated to rating categories, with higher quality bonds underperforming lower quality bonds. Lower quality bonds rose in value on expectations for better economic growth in the future. The Portfolio is by definition a high-quality portfolio, so the outperformance of lower quality bonds adversely impacted performance when benchmarked to the indices.

The managers believe the combination of the Fed's aggressive easings and tax cuts will help to revive economic growth later in 2001 and into 2002. This economic environment should continue to be favorable for corporate-bond performance and we will selectively seek to add corporate bonds during the second half of the year.

APPRECIATION PORTFOLIO

For the six months ended June 30, 2001, the Appreciation Portfolio ("Portfolio") returned negative 0.44%. In comparison, the S&P 500 returned negative 6.69% for the same period. (Past performance is not indicative of future results.)

The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of U.S. companies. It typically invests in medium and large capitalization companies but may also invest in small capitalization companies. In selecting individual companies for the Portfolio, the managers look for companies with strong or rapidly improving balance sheets, recognized industry leadership and effective management teams that exhibit a desire to earn consistent and stable returns for shareholders.

While the past year has been challenging for all investors, the managers have tried to protect the Portfolio during an incredibly volatile and tough market environment. They believe that keeping assets intact during bear markets is critical to achieving long-term investment goals.

Even though forecasts rarely work out as written, the managers think that difficulties of the first half may set the stage for a better second half of the year. And, thus far, they believe the general scenario seems about right. The technology stock mania was thoroughly deflated in February and March and stock prices in that sector plummeted. The massive over-expansion of manufacturing capacity and inventories, fueled by a public eager to own the "new economy", gave way to a startling decline in business. By the end of March the economy appeared to be in trouble, as the weakness in tech stocks spread to other areas.

With the markets in turmoil, the managers drew on experience, that only a couple of years earlier seemed obsolete when valuations in technology and telecommunications soared. It is their belief that the breaking of the mania was actually a pre-condition for a healthier overall market. As waves of liquidation washed over Wall Street, the managers became much more constructive on stocks. They believe that one of the few times to find bargains is when fear is the order of the day. Furthermore, they remain hopeful that the Fed's move to inject liquidity into the financial system, and the tax cuts will provide a boost to the economy by next year. (Of course, no guarantees can be given that these expectations will be met.)

The markets are now in what the managers call "a drifting phase" and point out that over the years, there has always been "something" to worry about. The real question is whether stocks already reflect the possible problems (or conversely, opportunities).

Looking ahead, the managers believe that it is likely that by the first quarter of 2002, economic activity will begin to reflect the massive increase in liquidity that has been injected. However, they are concerned that the manufacturing sector will not recover in time to rescue the economy from a possible consumer retrenchment. In addition, they believe that valuation is an issue as stocks seem expensive. They point out that two points are relevant. First, we have low inflation and low interest rates.

---------------
 7 The yield curve is a graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
 2

SEMI-ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

As value(8) buyers, the managers feel that it takes some adjusting in order to get used to buying stocks with higher price-to-earning ratios(9) than existed over the previous twenty years. Generally, lower rates mean higher valuations, and that is just a fact of life and security analysis. Second, they believe that earnings should show dramatic improvement next year, even if the economy recovers only slightly, since companies in many sectors are cutting expenses drastically. In the industrial sector, the managers think investors will be surprised by the extent of the earnings gains over the next few years, as any revenue gains fall quickly and positively to the earnings statements. (Of course, there can be no guarantees that these expectations will, in fact, materialize.)

During the period, the two stocks that contributed to the Portfolio's ability to stay in positive territory were Microsoft and AOL Time Warner. The managers added to long-standing positions in both stocks very early in the year because they felt these stocks had been knocked down too far in the fourth quarter of 2000. Though the Portfolio was underweighted in technology stocks during their decline, even a small exposure was painful. The managers used the dramatic decline in March to add to some technology holdings. Drug stocks also served as a drag on performance, as some of their best long-term holdings, such as Merck and Bristol-Myers, came under pressure. They continue to believe that pharmaceuticals are among the best growth vehicles available, as the population ages, and new treatments are introduced. In addition, they have continued to add to holdings in the industrial sector, because they feel this sector could show outstanding earnings growth as the recovery unfolds.

FUNDAMENTAL VALUE PORTFOLIO

For the six months ended June 30, 2001, the Fundamental Value Portfolio ("Portfolio") returned negative 0.84%. In comparison, the S&P 500 returned negative 6.69% for the same period. (Past performance is not indicative of future results.)

The Portfolio seeks long-term capital growth. Current income is a secondary consideration. The Portfolio invests primarily in common stock and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies that the managers believe are undervalued in the marketplace. While the managers select investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return.

One of the principal objectives of the Portfolio is to show good relative performance during periods of market turbulence. Last year, the managers were able to sell many technology stocks in the first quarter of 2000 and re-deploy these assets into the energy, healthcare, and financial services -- sectors that they believe had been in their own bear markets for several years. These sectors subsequently rebounded strongly over the course of the last year and contributed to the Portfolio's positive performance at a time when many leading averages showed losses.

The first six months of this year continued the correction process in the stock market that began last year. Valuation levels remained high for many companies and sectors, and it became readily apparent that many analysts' earnings estimates and growth rate assumptions were incorrect.

The huge spike in telecommunications equipment sales coupled with generous financing terms led to over-capacity problems in communications services. The managers believe that weakness in one sector usually spills over into the economy as a whole. Therefore, they contend that lower Gross Domestic Product ("GDP")(10) growth rates are likely to continue for several more quarters. The world economy is weakening along with the U.S. because our growing interdependence. Globalization means that expansion and contraction are felt far beyond our borders. This too had a sobering effect on investors and stock market valuations. Most foreign stock markets have declined in response to the growing interdependence of world economies. While domestically, the managers anticipate that the U.S. stock market may establish a bottom between March-September of this year.

Looking forward, they are hopeful that lower interest rates and reduced taxes may serve as positive catalysts for the market. However, the decline in world GDP growth rates, debt burdened consumers, and a market still selling at relatively high

---------------
  8 Value investing represents those companies with lower price-to-book ratios and lower forecasted growth rates.

  9 Price-to-earnings ratio is the price of a stock divided by its earnings per share.

 10 GDP is the market value of the goods and services produced by labor and property in the U.S. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.

SEMI-ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

valuations may offset the impact of the Fed's interest rate reductions and the tax relief payments that will be made to taxpayers in a few months time. While there are differences of opinion on how significant it will be, the managers believe that a reverse wealth effect may also become a factor, as many investors have seen their holdings of stock decline substantially in value.

The managers believe that many sectors of the stock market, whose performance lagged behind in the 1995-2000 period, may become better performers in the coming years. (Of course, no guarantees can be given that these expectations will be met.) However, they anticipate that stock market returns may be lower in the next five years and that it may broaden in contrast to the very narrow markets experienced in the latter half of the 1990's. They also believe that diversification may serve to enhance performance in the next 3-5 years and that it will continue to be an important factor in terms of managing risk.

Looking forward, they contend that the "casino mentality" of the late 1990's, will give way to a "back to basics" approach. In such an environment, a long-term investment approach may be both possible and necessary.

In summary, the managers think that the market had reached a good bottom in the spring, and should begin to perk up as the economy shows signs of bottoming in the next six months. Looking forward, they maintain that, while it is difficult to make the transition from caution to optimism, they are getting positioned for an improvement.

Sincerely,

/s/ HEATH B. McLENDON

Heath B. McLendon
Chairman

July 12, 2001

The information provided in this commentary represents the opinion of the manager(s) and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios'. Please refer to pages 7 through 16 for a list and percentage breakdown of the Portfolios' holdings. Also, please note any discussion of the Portfolios' holdings is as of June 30, 2001 and is subject to change.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- INTERMEDIATE HIGH GRADE PORTFOLIO AS OF 6/30/01 (UNAUDITED)
                                      [INTERMEDIATE HIGH GRADE PORTFOLIO LINE
                                      GRAPH]

                                                                                                         LEHMAN BROTHERS
                                                             INTERMEDIATE HIGH GRADE PORTFOLIO   GOVERNMENT/CORPORATE BOND INDEX
                                                             ---------------------------------   -------------------------------
10/16/91                                                                   10000                              10000
12/91                                                                      10240                              10440
12/92                                                                      10781                              11231
12/93                                                                      11643                              12470
12/94                                                                      11287                              12032
12/95                                                                      13292                              14348
12/96                                                                      13518                              14764
12/97                                                                      14690                              15772
12/98                                                                      15687                              16575
12/99                                                                      15109                              16218
12/00                                                                      16594                              18139
6/30/01                                                                    17088                              18776

-------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------
     Six Months Ended 6/30/01+               2.98%
     Year Ended 6/30/01                     10.22
     Five Years Ended 6/30/01                5.74
     10/16/91* through 6/30/01               5.67

            CUMULATIVE TOTAL RETURN
--------------------------------------------------
     10/16/91* through 6/30/01              70.88%
   + Total return is not annualized, as it may
     not be representative of the total return for
       the year.
   * Commencement of operations
-------------------------------------------------

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Intermediate High Grade Portfolio on October 16, 1991 (commencement of operations) through June 30, 2001 with that of a similar investment in the Lehman Brothers Government/Corporate Bond Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Lehman Brothers Government/Corporate Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years, and the Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations.


--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- APPRECIATION PORTFOLIO AS OF 6/30/01 (UNAUDITED)

                                      [APPRECIATION PORTFOLIO LINE GRAPH]

                                                                   APPRECIATION PORTFOLIO          STANDARD & POOR'S 500 INDEX
                                                                   ----------------------          ---------------------------
10/16/91                                                                   10000                              10000
12/91                                                                      10490                              10838
12/92                                                                      11133                              11668
12/93                                                                      11926                              12844
12/94                                                                      11792                              13012
12/95                                                                      15193                              17898
12/96                                                                      18197                              22005
12/97                                                                      22999                              29345
12/98                                                                      27402                              37738
12/99                                                                      30998                              45675
12/00                                                                      30870                              41517
6/30/01                                                                    30734                              38740

--------------------------------------------------------------------------------

--------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------
     Six Months Ended 6/30/01+             (0.44)%
     Year Ended 6/30/01                    (0.44)
     Five Years Ended 6/30/01              13.27
     10/16/91* through 6/30/01             12.26

             CUMULATIVE TOTAL RETURN
--------------------------------------------------
     10/16/91* through 6/30/01            207.34%
   + Total return is not annualized, as it may
     not be representative of the total return for
     the year.
   * Commencement of operations
--------------------------------------------------

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Appreciation Portfolio on October 16, 1991 (commencement of operations) through June 30, 2001 with that of a similar investment in the Standard & Poor's 500 Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- FUNDAMENTAL VALUE PORTFOLIO AS OF 6/30/01 (UNAUDITED)

                                      [TOTAL RETURN PORTFOLIO LINE GRAPH]

                                                                FUNDAMENTAL VALUE PORTFOLIO        STANDARD & POOR'S 500 INDEX
                                                                ---------------------------        ---------------------------
12/3/93                                                                    10000                              10000
12/93                                                                      10300                              10121
12/94                                                                      11062                              10253
12/95                                                                      13832                              14103
12/96                                                                      17335                              17340
12/97                                                                      20255                              21109
12/98                                                                      21260                              27146
12/99                                                                      25943                              32855
12/00                                                                      31253                              29865
6/30/01                                                                    30989                              27867

--------------------------------------------------------------------------------

---------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------
     Six Months Ended 6/30/01+                (0.84)%
     Year Ended 6/30/01                       12.99
     Five Years Ended 6/30/01                 14.87
     12/3/93* through 6/30/01                 16.11
              CUMULATIVE TOTAL RETURN
---------------------------------------------------
     12/3/93* through 6/30/01               209.89%
     + Total return is not annualized, as it may
       not be representative of the total return
       for the year.
     * Commencement of operations
-------------------------------------------------

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Fundamental Value Portfolio on December 3, 1993 (commencement of operations) through June 30, 2001 with that of a similar investment in the Standard & Poor's 500 Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 2001

                       INTERMEDIATE HIGH GRADE PORTFOLIO

        FACE
       AMOUNT                                                 SECURITY                              VALUE
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 54.1%
                                    U.S. Treasury Notes:
     $        350,000               6.250% due 2/15/03..........................................  $  361,158
              300,000               7.875% due 11/15/04.........................................     328,614
              300,000               6.750% due 5/15/05..........................................     319,521
              200,000               6.500% due 10/15/06.........................................     212,710
              300,000               6.000% due 8/15/09..........................................     312,072
                                    Federal Home Loan Mortgage Bank:
              275,000               Debentures, 5.000% due 1/15/04..............................     275,351
              900,000               Notes, 6.875% due 9/15/10...................................     947,011
------------------------------------------------------------------------------------------------------------
                                    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                    (Cost -- $2,683,224)........................................   2,756,437

------------------------------------------------------------------------------------------------------------
        FACE
       AMOUNT           RATING(a)                             SECURITY                              VALUE
------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 22.0%
AEROSPACE AND DEFENSE -- 2.0%
              100,000     AA-       Rockwell International, Notes, 6.750% due 9/15/02...........     102,375
------------------------------------------------------------------------------------------------------------
BANKS/SAVINGS AND LOANS -- 5.0%
              250,000     AA-       Morgan Guaranty Trust Co., Sub. Notes, 7.375% due 2/1/02....     254,063
------------------------------------------------------------------------------------------------------------
COSMETICS AND TOILETRIES -- 5.3%
              250,000     AA        Kimberly-Clark Corp., Debentures, 7.875% due 2/1/23.........     261,250
------------------------------------------------------------------------------------------------------------
FINANCE COMPANIES/CONSUMER CREDIT -- 5.1%
              250,000     A         Ford Motor Credit Co., Notes, 7.600% due 8/1/05.............     260,781
------------------------------------------------------------------------------------------------------------
FOOD AND BEVERAGES -- 2.5%
              125,000     A+        Anheuser-Busch Cos., Inc., Notes, 7.100% due 6/1/07.........     129,725
------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT -- 2.1%
              100,000     AAA       Quebec Province, Notes, 8.625% due 1/19/05..................     109,500
------------------------------------------------------------------------------------------------------------
                                    TOTAL CORPORATE NOTES AND BONDS (Cost -- $1,112,630)........   1,117,694
------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 22.9%
                                    Federal National Mortgage Association (FNMA):
              340,079               7.000% due 1/1/13...........................................     346,455
              146,812               7.000% due 2/1/13...........................................     149,565
              682,688               6.000% due 6/1/13...........................................     672,659
------------------------------------------------------------------------------------------------------------
                                    TOTAL MORTGAGE-BACKED SECURITIES (Cost -- $1,172,351).......   1,168,679
------------------------------------------------------------------------------------------------------------
                                    SUB-TOTAL INVESTMENTS (Cost -- $4,968,205)..................   5,042,810
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.0%
               53,000               Morgan Stanley Dean Witter & Co., 3.930% due 7/2/01;
                                      Proceeds at maturity -- $53,017; (Fully collateralized by
                                      U.S. Treasury Bills & Notes, 0.000% to 3.625% due 8/23/01
                                      to 1/15/08; Market value -- $54,112) (Cost -- $53,000)....      53,000
------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS -- 100% (Cost -- $5,021,205**)............  $5,095,810
------------------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
 ** Aggregate cost for Federal income tax purposes is substantially the same.



    See page 8 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA          --   Bonds rated "AAA" have the highest rating assigned by
                  Standard & Poor's. Capacity to pay interest and repay
                  principal is extremely strong.
AA           --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A            --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                  economic conditions than bonds in higher rated categories.
BB, B,       --   Bonds rated BB, B, CCC, CC and C are regarded, on balance,
CCC,              as predominantly speculative with respect to the issuer's
CC and C          capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest
                  degree of speculation and C the highest degree of
                  speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by
                  large uncertainties or major risk exposures to adverse
                  conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Ba" where 1 is the highest and 3 the lowest rating within its generic category.
Aaa          --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                  generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                  and principal is secure. While the various protective
                  elements are likely to change, such changes as can be
                  visualized are most unlikely to impair the fundamentally
                  strong position of such issues.
Aa           --   Bonds rated "Aa" are judged to be of high quality by all
                  standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
                  lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
                  protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                  appear somewhat larger than in "Aaa" securities.
A            --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                  Factors giving security to principal and interest are
                  considered adequate but elements may be present which
                  suggest a susceptibility to impairment some time in the
                  future.
Baa          --   Bonds rated "Baa" are considered to be medium grade
                  obligations, i.e., they are neither highly protected nor
                  poorly secured. Interest payments and principal security
                  appear adequate for the present but certain protective
                  elements may be lacking or may be characteristically
                  unreliable over any great length of time. Such bonds lack
                  outstanding investment characteristics and in fact have
                  speculative characteristics as well.
Ba           --   Bonds rated "Ba" are judged to have speculative elements:
                  their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                  moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
                  characterizes bonds in this class.

NR           --   Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 86.4%
BASIC MATERIALS -- 6.1%
    118,200  Alcoa Inc. .................................................  $  4,657,080
    180,100  The Dow Chemical Co. .......................................     5,988,325
     77,300  E.I. du Pont de Nemours and Co. ............................     3,728,952
     77,300  Eastman Chemical Co. .......................................     3,681,799
     69,300  Florida East Coast Industries, Inc., Class A Shares.........     2,453,220
     26,869  Florida East Coast Industries, Inc., Class B Shares.........       948,476
     76,700  Forest City Enterprises, Inc., Class A Shares...............     4,218,500
    118,300  PPG Industries, Inc.+.......................................     6,219,031
    257,400  Solutia Inc. ...............................................     3,281,850
    127,900  The St. Joe Co. ............................................     3,439,231
      3,200  Tejon Ranch Co.*............................................        87,200
---------------------------------------------------------------------------------------
                                                                             38,703,664
---------------------------------------------------------------------------------------
CABLE, MEDIA, AND BROADCASTING -- 11.4%
    272,225  AOL Time Warner, Inc.*......................................    14,427,925
    167,100  AT&T Corp. -- Liberty Media Corp., Class A Shares*..........     2,922,579
     88,600  Cablevision Systems Corp., Class A Shares*+.................     5,183,100
     42,300  Cablevision Systems Corp., Rainbow Media Group.*+...........     1,091,340
    177,400  Comcast Corp., Class A Shares*+.............................     7,699,160
    128,100  Dow Jones & Co., Inc.+......................................     7,648,851
     76,700  Gannett Co., Inc. ..........................................     5,054,530
    126,800  Meredith Corp. .............................................     4,540,708
     50,700  RealNetworks, Inc.*.........................................       595,725
    127,900  SBS Broadcasting SA*........................................     3,293,425
    128,300  USA Networks, Inc.*.........................................     3,592,400
    151,657  Viacom Inc., Class B Shares*................................     7,848,250
    303,400  The Walt Disney Co. ........................................     8,765,226
---------------------------------------------------------------------------------------
                                                                             72,663,219
---------------------------------------------------------------------------------------
CAPITAL GOODS -- 2.5%
     57,500  Dover Corp. ................................................     2,164,875
     24,500  Emerson Electric Co.+.......................................     1,482,250
    179,200  Pall Corp. .................................................     4,216,576
     36,000  Republic Services, Inc.*....................................       714,600
    246,400  Waste Management, Inc. .....................................     7,594,048
---------------------------------------------------------------------------------------
                                                                             16,172,349
---------------------------------------------------------------------------------------
CONSUMER DURABLES -- 1.2%
    380,153  Delphi Automotive Systems Corp. ............................     6,055,837
     25,700  Johnson Controls, Inc. .....................................     1,862,479
---------------------------------------------------------------------------------------
                                                                              7,918,316
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 4.2%
     38,035  The Coca-Cola Co. ..........................................  $  1,711,575
    215,480  The Gillette Co. ...........................................     6,246,765
    192,400  Kimberly-Clark Corp. .......................................    10,755,160
    102,380  PepsiCo, Inc. ..............................................     4,525,196
     24,400  The Procter & Gamble Co. ...................................     1,556,720
     45,200  Wm. Wrigley Jr. Co. ........................................     2,117,620
---------------------------------------------------------------------------------------
                                                                             26,913,036
---------------------------------------------------------------------------------------
CONSUMER SERVICES -- 4.4%
     50,700  Arbitron Inc.*..............................................     1,221,870
    115,000  Dal-Tile International Inc.*................................     2,133,250
    139,100  First Data Corp. ...........................................     8,937,175
     64,635  The Home Depot, Inc. .......................................     3,008,759
     53,200  McDonald's Corp. ...........................................     1,439,592
    114,100  United Parcel Service, Inc., Class B Shares.................     6,594,980
    102,248  Wal-Mart Stores, Inc. ......................................     4,989,702
---------------------------------------------------------------------------------------
                                                                             28,325,328
---------------------------------------------------------------------------------------
DIVERSIFIED CONGLOMERATE -- 13.6%
        523  Berkshire Hathaway Inc., Class A Shares*....................    36,296,200
    256,700  Canadian Pacific Ltd. ......................................     9,947,125
    424,219  General Electric Co.+.......................................    20,680,676
     89,100  Minnesota Mining and Manufacturing Co. .....................    10,166,310
    183,200  Tyco International Ltd. ....................................     9,984,400
---------------------------------------------------------------------------------------
                                                                             87,074,711
---------------------------------------------------------------------------------------
ENERGY AND UTILITIES -- 8.1%
     12,200  Anadarko Petroleum Corp. ...................................       659,166
     88,600  BP PLC ADR..................................................     4,416,711
     25,500  CH Energy Group, Inc. ......................................     1,120,725
    114,100  Chevron Corp.+..............................................    10,326,050
    164,800  Conoco Inc., Class A Shares+................................     4,647,360
    204,109  Exxon Mobil Corp. ..........................................    17,828,921
    200,000  Parker Drilling Co.*........................................     1,300,000
      1,350  Peabody Energy Corp.*.......................................        44,212
    108,900  Schlumberger Ltd. ..........................................     5,733,585
    115,600  TXU Corp.+..................................................     5,570,764
---------------------------------------------------------------------------------------
                                                                             51,647,494
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 10

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 12.0%
     61,900  The Allstate Corp. .........................................  $  2,722,981
    179,395  American International Group, Inc.+.........................    15,427,970
    129,500  Bank One Corp. .............................................     4,636,100
    128,600  The Chubb Corp. ............................................     9,957,498
     15,000  EChapman.com, Inc.*+........................................        33,750
     45,790  Fannie Mae..................................................     3,899,019
    101,600  Household International, Inc. ..............................     6,776,720
     54,700  J.P. Morgan Chase & Co. ....................................     2,439,620
    123,200  Merrill Lynch & Co., Inc. ..................................     7,299,600
     44,400  MGIC Investment Corp. ......................................     3,225,216
     24,600  The PMI Group, Inc. ........................................     1,762,836
     37,200  Radian Group Inc. ..........................................     1,504,740
     64,600  The St. Paul Co., Inc. .....................................     3,274,574
     96,100  US Bancorp..................................................     2,190,119
    114,100  Washington Mutual, Inc. ....................................     4,284,455
    163,200  Wells Fargo & Co. ..........................................     7,577,376
---------------------------------------------------------------------------------------
                                                                             77,012,574
---------------------------------------------------------------------------------------
HEALTHCARE -- 9.0%
     24,100  Abgenix, Inc.*..............................................     1,084,500
     24,300  Affymetrix, Inc.*...........................................       535,815
     49,475  American Home Products Corp. ...............................     2,891,319
     54,650  Amgen Inc.*.................................................     3,316,162
     42,800  Applera Corp. -- Applied Biosystems Group...................     1,144,900
    102,510  Bristol-Myers Squibb Co. ...................................     5,361,273
     57,000  Chiron Corp.*+..............................................     2,907,000
     25,395  Curagen Corp.*..............................................       924,378
     16,700  CV Therapeutics, Inc.*......................................       951,900
     76,377  Eli Lilly and Co. ..........................................     5,651,898
     10,000  Genentech, Inc.*............................................       551,000
    118,808  Johnson & Johnson+..........................................     5,940,400
    126,660  Merck & Co., Inc. ..........................................     8,094,841
     39,000  Novartis AG ADR.............................................     1,409,850
    346,136  Pfizer Inc. ................................................    13,862,747
     55,200  Pharmacia Corp. ............................................     2,536,440
     10,345  Versicor, Inc.*.............................................       129,726
---------------------------------------------------------------------------------------
                                                                             57,294,149
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
TECHNOLOGY -- 10.8%
    122,300  ADC Telecommunications, Inc.*...............................  $    807,180
    197,500  Agere Systems Inc., Class A Shares*.........................     1,481,250
    230,450  Cisco Systems, Inc. *.......................................     4,194,190
    101,126  Corning Inc.+...............................................     1,689,815
     77,149  EMC Corp. ..................................................     2,241,179
     32,300  Gempus International SA*....................................       187,340
    248,529  Intel Corp. ................................................     7,269,473
     70,850  International Business Machines Corp. ......................     8,006,050
     29,300  JDS Uniphase Corp.*+........................................       366,250
     14,300  LSI Logic Corp.*............................................       268,840
    104,600  Lucent Technologies Inc. ...................................       648,520
    604,900  Metromedia Fiber Network, Inc.*+............................     1,233,996
    102,231  Mettler-Toledo International Inc.*..........................     4,421,491
    293,868  Microsoft Corp.*............................................    21,452,364
    195,400  NASDAQ -- 100 Index Trading Stock...........................     8,929,780
     13,000  Siebel Systems, Inc.*.......................................       609,700
    106,454  Sun Microsystems, Inc.*.....................................     1,673,457
    101,100  Texas Instruments Inc. .....................................     3,184,650
     24,500  WebMd Corp.*................................................       171,500
---------------------------------------------------------------------------------------
                                                                             68,837,025
---------------------------------------------------------------------------------------
TELECOMMUNICATION -- 3.1%
    125,100  AT&T Corp. .................................................     2,752,200
     25,400  IDT Corp.*..................................................       342,900
     25,400  IDT Corp., Class B Shares*..................................       279,400
    268,476  SBC Communications Inc. ....................................    10,755,149
    101,036  Verizon Communications Inc. ................................     5,405,427
---------------------------------------------------------------------------------------
                                                                             19,535,076
---------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $448,812,944)...................   552,096,941
---------------------------------------------------------------------------------------
   FACE
  AMOUNT                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
CORPORATE BONDS -- 0.0%
FINANCIAL SERVICES -- 0.0%
     40,000  Pemex Finance Ltd., Notes, 9.030% due 2/15/11
               (Cost -- $42,362).........................................        43,659
---------------------------------------------------------------------------------------
             SUB-TOTAL INVESTMENTS (Cost -- $448,855,306)................   552,140,600
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 13.6%
$87,122,000  Morgan Stanley Dean Witter & Co., 3.930% due 7/2/01;
               Proceeds at maturity -- $87,150,532;
               (Fully collateralized by U.S. Treasury Bills and Notes,
               0.000% to 3.625% due 8/23/01 to 1/15/08; Market
               value -- $88,949,845) (Cost -- $87,122,000)...............    87,122,000
---------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $535,977,306**)..........  $639,262,600
---------------------------------------------------------------------------------------

*  Non-income producing security.
+  All or a portion of this security is on loan (See Note 12).
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 12

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                          FUNDAMENTAL VALUE PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCK -- 89.6%
BASIC MATERIALS -- 12.4%
         278,500        Alcoa Inc. .................................................  $ 10,972,900
         315,000        Archer-Daniels-Midland Co. .................................     4,095,000
         245,000        Asia Pulp & Paper Co. Ltd.*.................................        14,700
         327,200        Brush Engineered Materials Inc. ............................     5,235,200
         175,500        The Dow Chemical Co. .......................................     5,835,375
         136,900        Kaiser Aluminum Corp. ......................................       544,862
         175,100        Oregon Steel Mills, Inc.*...................................     1,488,350
          95,000        Rohm and Haas Co. ..........................................     3,125,500
         180,000        RTI International Metals, Inc.*.............................     2,745,000
         215,000        USX-U. S. Steel Group+......................................     4,332,250
         145,700        Weyerhaeuser Co.+...........................................     8,009,129
          91,300        Wolverine Tube, Inc.*.......................................     1,512,841
--------------------------------------------------------------------------------------------------
                                                                                        47,911,107
--------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 3.9%
          26,000        Caterpillar Inc.+...........................................     1,301,300
          64,000        Deere & Co. ................................................     2,422,400
          60,000        Delphi Automotive Systems Corp. ............................       955,800
         125,000        Fleetwood Enterprises, Inc. ................................     1,760,000
          26,000        PACCAR Inc. ................................................     1,336,920
         135,377        Tyco International Ltd. ....................................     7,378,046
--------------------------------------------------------------------------------------------------
                                                                                        15,154,466
--------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES -- 9.5%
          85,000        AT&T Corp. .................................................     1,870,000
          25,000        AT&T Corp. -- Liberty Media Corp.*..........................       437,250
         135,000        Corning Inc.+...............................................     2,255,850
         350,000        Global Crossings Ltd.*+.....................................     3,024,000
          35,000        Mobile Telesystems, Sponsored ADR...........................       959,000
         150,000        The News Corp., Ltd., Sponsored ADR.........................     5,572,500
         157,500        Nippon Telegraph & Telephone Corp., Sponsored ADR...........     4,189,500
         100,000        Nokia Oyj, Sponsored ADR....................................     2,204,000
          57,000        PT Indosat (Persero) Tbk, Sponsored ADR.....................       510,150
         153,600        Qwest Communications International Inc.*....................     4,895,232
         136,750        Rostelecom, Sponsored ADR+..................................       717,937
          91,500        Verizon Communications Inc. ................................     4,895,250
          13,608        WorldCom, Inc. -- MCI Group*................................       219,089
         340,200        WorldCom, Inc. -- WorldCom Group*...........................     5,089,392
--------------------------------------------------------------------------------------------------
                                                                                        36,839,150
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                          FUNDAMENTAL VALUE PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 7.4%
          50,000        Albertson's, Inc. ..........................................  $  1,499,500
         300,000        Carnival Corp. .............................................     9,210,000
          70,000        Circuit City Stores -- Circuit City Group...................     1,260,000
         269,600        Hasbro, Inc. ...............................................     3,895,720
         250,000        Mattel, Inc. ...............................................     4,730,000
         100,000        Royal Caribbean Cruises Ltd.+...............................     2,211,000
         242,500        Toys "R" Us, Inc.*..........................................     6,001,875
--------------------------------------------------------------------------------------------------
                                                                                        28,808,095
--------------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 1.2%
          30,000        Fluor Corp.+................................................     1,354,500
         110,000        Waste Management, Inc. .....................................     3,390,200
--------------------------------------------------------------------------------------------------
                                                                                         4,744,700
--------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 3.8%
         175,000        Callaway Golf Co. ..........................................     2,765,000
         170,000        McDonald's Corp. ...........................................     4,600,200
          40,000        Newell Rubbermaid Inc. .....................................     1,004,000
         144,500        PepsiCo, Inc. ..............................................     6,386,900
--------------------------------------------------------------------------------------------------
                                                                                        14,756,100
--------------------------------------------------------------------------------------------------
ENERGY -- 9.7%
          65,000        Anadarko Petroleum Corp. ...................................     3,511,950
          55,000        Baker Hughes Inc. ..........................................     1,842,500
          10,000        Burlington Resources Inc. ..................................       399,500
          86,100        Chevron Corp.+..............................................     7,792,050
         142,300        Halliburton Co. ............................................     5,065,880
          30,000        Murphy Oil Corp.+...........................................     2,208,000
         254,100        Santa Fe International Corp.+...............................     7,368,900
         132,500        Transocean Sedco Forex Inc.+................................     5,465,625
         200,000        Varco International, Inc.*..................................     3,722,000
--------------------------------------------------------------------------------------------------
                                                                                        37,376,405
--------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 18.0%
         167,800        The Allstate Corp. .........................................     7,381,522
          99,400        Ambac Financial Group, Inc. ................................     5,785,080
         150,000        American Express Co. .......................................     5,820,000
         180,600        The Bank of New York Co., Inc. .............................     8,668,800
          50,000        Bank One Corp. .............................................     1,790,000
         202,400        Countrywide Credit Industries, Inc.+........................     9,286,112
          82,500        J.P. Morgan Chase & Co. ....................................     3,679,500
         159,450        MBIA, Inc. .................................................     8,878,176
         185,100        Mellon Financial Corp. .....................................     8,514,600
         135,500        MGIC Investment Corp. ......................................     9,842,720
--------------------------------------------------------------------------------------------------
                                                                                        69,646,510
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 14

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                          FUNDAMENTAL VALUE PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
HEALTHCARE -- 12.8%
         175,000        Aphton Corp.*...............................................  $  3,832,500
          94,900        Bristol-Myers Squibb Co. ...................................     4,963,270
          49,900        Columbia Laboratories, Inc.*................................       403,691
         103,750        Enzo Biochem, Inc.*.........................................     3,558,625
         351,300        Health Net Inc.*............................................     6,112,620
          35,000        ICN Pharmaceuticals, Inc. ..................................     1,110,200
          50,000        Johnson & Johnson+..........................................     2,500,000
         200,000        McKesson HBOC, Inc. ........................................     7,424,000
          25,000        Novartis AG, Sponsored ADR..................................       903,750
          35,000        Pharmacia Corp. ............................................     1,608,250
         200,000        Schering-Plough Corp. ......................................     7,248,000
          21,000        Scios Inc.*+................................................       525,210
         150,000        UnitedHealth Group Inc. ....................................     9,262,500
           1,400        United Surgical Partners International, Inc.*...............        33,600
--------------------------------------------------------------------------------------------------
                                                                                        49,486,216
--------------------------------------------------------------------------------------------------
REAL ESTATE -- 0.8%
          20,000        Marriott International, Inc., Class A Shares+...............       946,800
          80,600        The St. Joe Co. ............................................     2,167,334
--------------------------------------------------------------------------------------------------
                                                                                         3,114,134
--------------------------------------------------------------------------------------------------
TECHNOLOGY -- 10.1%
         190,000        Adobe Systems Inc. .........................................     8,930,000
         125,000        Agere Systems Inc.*.........................................       937,500
          12,000        Agilent Technologies Inc.*..................................       390,000
          50,000        Electronics for Imaging, Inc.*..............................     1,475,000
         140,000        Hewlett-Packard Co. ........................................     4,004,000
          40,000        Lattice Semiconductor Corp.*+...............................       976,000
         160,000        LSI Logic Corp.*............................................     3,008,000
         292,500        Motorola, Inc. .............................................     4,843,800
          80,000        Raytheon Co., Class B Shares+++.............................     2,124,000
         298,110        RealNetworks, Inc.*.........................................     3,502,793
          75,000        S1 Corp.*...................................................     1,050,000
          40,000        Symantec Corp.*+............................................     1,747,600
         162,900        Texas Instruments Inc. .....................................     5,131,350
          40,000        Vishay Intertechnology, Inc.*+..............................       920,000
--------------------------------------------------------------------------------------------------
                                                                                        39,040,043
--------------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCK (Cost -- $267,591,566)...................   346,876,926
--------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 1.1%
         200,000        DECS Trust IV, Exchangeable 7.000%..........................     1,200,000
          50,000        Fleetwood Capital Trust, Exchangeable 6.000%................     1,150,000
         180,000        Merrill Lynch Corp., Exchangeable 6.250%....................     1,836,000
--------------------------------------------------------------------------------------------------
                        TOTAL PREFERRED STOCK (Cost -- $5,843,373)..................     4,186,000
--------------------------------------------------------------------------------------------------
FOREIGN STOCK -- 1.6%
         825,000        ScottishPower PLC (Cost -- $5,908,287)......................     6,045,019
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2001

                          FUNDAMENTAL VALUE PORTFOLIO

      CONTRACTS                                   SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
PURCHASED OPTIONS -- 0.1%
             800        Raytheon Co. Put @ $27.5, Expire 8/17/01
                          (Cost -- $112,792)........................................  $    160,000
--------------------------------------------------------------------------------------------------
                        SUB-TOTAL INVESTMENTS (Cost -- $279,456,018)................   357,267,945
--------------------------------------------------------------------------------------------------
      FACE
     AMOUNT                                    SECURITY                                VALUE
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.6%
     $29,571,000        Morgan Stanley Dean Witter & Co., 3.930% due 7/2/01;
                          Proceeds at maturity -- $29,580,685; (Fully collateralized by U.S. Treasury Bills & Notes, 0.000% to 3.625% due
                          8/23/01 to 1/15/08; Market value -- $30,191,408)
                          (Cost -- $29,571,000).....................................    29,571,000
--------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $309,027,018**)..........  $386,838,945
--------------------------------------------------------------------------------------------------

*  Non-income producing security.
+  All or a portion of this security is on loan (See Note 12).
++ This security has been segregated for written call option contracts.
** Aggregate cost for Federal income tax purposes is substantially the same.

 SCHEDULE OF OPTIONS WRITTEN (UNAUDITED)                           JUNE 30, 2001

NUMBER OF                                                                             STRIKE
CONTRACTS                                                                EXPIRATION   PRICE     VALUE
-------------------------------------------------------------------------------------------------------
   800     Raytheon Co.                                                   8/17/01     $32.5    $(20,000)
-------------------------------------------------------------------------------------------------------
           Total Options Written (Premiums -- $72,005)                                         $(20,000)
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 16

 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 2001

                                                              INTERMEDIATE                  FUNDAMENTAL
                                                               HIGH GRADE    APPRECIATION      VALUE
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost......................................   $4,968,205    $448,855,306   $279,456,018
  Repurchase agreements, at cost............................       53,000      87,122,000     29,571,000
--------------------------------------------------------------------------------------------------------
  Investments, at value.....................................   $5,042,810    $552,140,600   $357,267,945
  Repurchase agreements, at value...........................       53,000      87,122,000     29,571,000
  Cash......................................................          761              --            608
  Receivable for securities sold............................      289,251              --             --
  Dividends and interest receivable.........................       83,126         521,031        374,888
  Receivable from broker -- variation margin................           --          47,000             --
  Collateral for securities on loan (Note 12)...............           --      48,080,606     50,158,681
--------------------------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................    5,468,948     687,911,237    437,373,122
--------------------------------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fee payable...........................       10,442         281,295        160,473
  Administration fee payable................................        5,032         102,248         60,835
  Payable for securities on loan (Note 12)..................           --      48,080,606     50,158,681
  Payable to bank...........................................           --          23,631             --
  Written options, at value (Premiums
     received -- $72,005)...................................           --              --         20,000
  Payable for Fund shares purchased.........................           --              --        398,423
  Accrued expenses..........................................       19,410         119,174         52,981
--------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................       34,884      48,606,954     50,851,393
--------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................   $5,434,064    $639,304,283   $386,521,729
--------------------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest................   $      542    $     28,153   $     17,289
  Capital paid in excess of par value.......................    5,599,286     541,458,455    254,140,463
  Undistributed net investment income.......................      520,654       9,737,926      3,769,535
  Accumulated net realized gain (loss) from security
     transactions, futures contracts and options............     (761,023)    (15,047,023)    50,730,510
  Net unrealized appreciation of investments, futures
     contracts and options..................................       74,605     103,126,772     77,863,932
--------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................   $5,434,064    $639,304,283   $386,521,729
--------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING..........................................      542,022      28,153,319     17,289,288
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE..................................       $10.03          $22.71         $22.36
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 2001

                                                               INTERMEDIATE                    FUNDAMENTAL
                                                                HIGH GRADE     APPRECIATION       VALUE
                                                                PORTFOLIO       PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest.................................................      $180,709      $  2,319,572    $    169,241
  Dividends................................................            --         2,850,488       2,326,432
  Less: Foreign withholding tax............................            --           (15,838)         (3,855)
-----------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME..................................       180,709         5,154,222       2,491,818
-----------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 3).........................        12,103         1,692,710         993,002
  Audit and legal..........................................         8,700            10,323           9,874
  Shareholder and system servicing fees....................         7,678             7,881           7,931
  Administration fee (Note 3)..............................         6,052           615,531         361,092
  Shareholder communications...............................         1,142                --           4,239
  Trustees' fees...........................................           957             7,979           4,916
  Custody..................................................           238            14,460           6,935
  Other....................................................           945             1,369           3,300
-----------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES...........................................        37,815         2,350,253       1,391,289
-----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME......................................       142,894         2,803,969       1,100,529
-----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND OPTIONS (NOTES 4, 5 AND 6):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities).........................................        22,927        (1,925,943)      7,235,229
     Futures contracts.....................................            --        (1,251,935)             --
     Options written.......................................            --                --       5,463,903
-----------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS).................................        22,927        (3,177,878)     12,699,132
-----------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET UNREALIZED APPRECIATION.......        15,791        (2,734,828)    (17,905,858)
-----------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND
  OPTIONS..................................................        38,718        (5,912,706)     (5,206,726)
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..........      $181,612      $ (3,108,737)   $ (4,106,197)
-----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
                                          FOR THE SIX MONTHS ENDED JUNE 30, 2001

                                                              INTERMEDIATE                  FUNDAMENTAL
                                                               HIGH GRADE    APPRECIATION      VALUE
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   142,894    $  2,803,969   $  1,100,529
  Net realized gain (loss)..................................       22,927      (3,177,878)    12,699,132
  Increase (decrease) in net unrealized appreciation........       15,791      (2,734,828)   (17,905,858)
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........      181,612      (3,108,737)    (4,106,197)
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................           --              --             --
--------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................           --              --             --
--------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
  Net proceeds from sale of shares..........................      126,352      30,449,540     47,529,231
  Net assets of shares issued in connections with the
     transfer of CitiSelect VIP Folio 200 Conservative and
     CitiSelect VIP Folio 300 Balanced (Note 15)............           --      19,975,331             --
  Cost of shares reacquired.................................   (1,432,318)    (18,513,804)   (14,749,031)
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................   (1,305,966)     31,911,067     32,780,200
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................   (1,124,354)     28,802,330     28,674,003
NET ASSETS:
  Beginning of period.......................................    6,558,418     610,501,953    357,847,726
--------------------------------------------------------------------------------------------------------
  END OF PERIOD*............................................  $ 5,434,064    $639,304,283   $386,521,729
--------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........     $520,654      $9,737,926     $3,769,535
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                                            FOR THE YEAR ENDED DECEMBER 31, 2000

                                                              INTERMEDIATE                  FUNDAMENTAL
                                                               HIGH GRADE    APPRECIATION      VALUE
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   416,302    $  6,938,884   $  2,785,869
  Net realized gain (loss)..................................     (147,130)     (9,615,055)    36,708,138
  Increase in net unrealized appreciation...................      375,411       2,205,343     23,534,259
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........      644,583        (470,828)    63,028,266
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................     (607,266)     (4,421,799)    (6,045,349)
  Net realized gains........................................           --      (8,236,665)   (17,355,208)
--------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (607,266)    (12,658,464)   (23,400,557)
--------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
  Net proceeds from sale of shares..........................      142,956     134,894,107     13,864,072
  Net asset value of shares issued for reinvestment of
     dividends..............................................      607,266      12,658,464     23,400,557
  Cost of shares reacquired.................................   (3,049,652)    (53,340,399)   (49,341,449)
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................   (2,299,430)     94,212,172    (12,076,820)
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................   (2,262,113)     81,082,880     27,550,889
NET ASSETS:
  Beginning of year.........................................    8,820,531     529,419,073    330,296,837
--------------------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $ 6,558,418    $610,501,953   $357,847,726
--------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........     $417,127      $6,933,957     $2,669,006
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Intermediate High Grade, Fundamental Value, formerly known as Total Return, and Appreciation Portfolios ("Portfolios") are separate investment portfolios of the Greenwich Street Series Fund ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Fund can be acquired through investing in an individual flexible premium deferred combination fixed and variable annuity contract or a certificate evidencing interest in a master group flexible premium deferred annuity offered by certain insurance companies. The Fund offers seven other managed investment portfolios: Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth and International Equity Portfolios. The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between the bid and the ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date;
(h) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise tax; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2000, reclassifications were made to the capital accounts of the Intermediate High Grade and Fundamental Value Portfolios, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Intermediate High Grade Portfolio to amortize premium and accrete all discounts on all fixed-income securities. The Portfolio elected to adopt this requirement effective January 1, 2001. This change does not affect the Portfolio's net asset value, but does change the classification of certain amounts in the statement of operations. For the six-month period ended June 30, 2001, interest income decreased by $12,243, net realized gain increased by $26,413 and the change in net unrealized appreciation of investments increased by $14,170. In addition, the Portfolio recorded an adjustment to decrease the cost of securities and decrease accumulated undistributed net investment income by $39,367 to reflect the cumulative effect of this change up to the date of the adoption.

     2.  DIVIDENDS

     The Portfolios declare and distribute dividends from net investment income annually. Net realized capital gains, if any, are also declared and distributed annually.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

     The Fund, on behalf of the Portfolios, has entered into an investment advisory agreement ("Advisory Agreement") with Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC. SBFM is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a wholly-owned subsidiary of Citigroup Inc. ("Citigroup"). Under the Advisory Agreement, the Intermediate High Grade, Appreciation and Fundamental Value Portfolios each pay an investment advisory fee calculated at the annual rates of 0.40%, 0.55% and 0.55%, respectively, of the value of their average daily net assets. These fees are calculated daily and paid monthly.

     The Fund, on behalf of the Portfolios, has entered into an administration agreement with SBFM. Under the agreement, each Portfolio pays an administration fee calculated at the annual rate of 0.20% of the value of their average daily net assets. These fees are calculated daily and paid monthly.

     For the six months ended June 30, 2001, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, received brokerage commissions of $29,530.

     Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. For the six months ended June 30, 2001, each Portfolio paid transfer agent fees of $2,500 to CFTC.

     No officer, Director or employee of Citigroup or its affiliates receives any compensation from the Fund for serving as a Trustee or officer of the Fund.

     4.  INVESTMENTS

     During the six months ended June 30, 2001, the aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                         PORTFOLIO                             PURCHASES        SALES
-----------------------------------------------------------------------------------------
Intermediate High Grade.....................................  $  1,362,116   $  2,632,509
Appreciation................................................   214,652,192    149,862,972
Fundamental Value...........................................    94,528,676     83,025,194
-----------------------------------------------------------------------------------------

     At June 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                           NET UNREALIZED
                         PORTFOLIO                           APPRECIATION   DEPRECIATION    APPRECIATION
---------------------------------------------------------------------------------------------------------
Intermediate High Grade....................................  $    93,736    $   (19,131)    $     74,605
Appreciation...............................................  118,733,340    (15,448,046)     103,285,294
Fundamental Value..........................................   93,543,441    (15,731,514)      77,811,927
---------------------------------------------------------------------------------------------------------

     5.  FUTURES CONTRACTS

     The Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 2001, the Appreciation Portfolio had the following open futures contracts:

                        # OF                      BASIS        MARKET      UNREALIZED
PURCHASED CONTRACTS   CONTRACTS   EXPIRATION      VALUE         VALUE         LOSS
-------------------------------------------------------------------------------------
S&P 500                  40          9/01      $12,475,546   $12,317,000   $(158,546)
-------------------------------------------------------------------------------------

     6.  OPTION CONTRACTS

     The Intermediate High Grade and Fundamental Value Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are "marked to market" daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

     At June 30, 2001, the Fundamental Value Portfolio held purchased put options with a total cost of $112,792.

     When a Portfolio writes a call option or a put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

     The following covered written call option transactions occurred in the Fundamental Value Portfolio during the six months ended June 30, 2001:

                                                              NUMBER OF
                                                              CONTRACTS      PREMIUMS
-----------------------------------------------------------------------------------------
Options written, outstanding at December 31, 2000...........        --      $         0
Options written.............................................    14,958        2,314,665
Options cancelled in closing purchase transactions..........   (12,258)      (1,274,643)
Options expired.............................................    (1,900)        (968,017)
-----------------------------------------------------------------------------------------
Options written, outstanding at June 30, 2001...............       800      $    72,005
-----------------------------------------------------------------------------------------

     7.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

agreed upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     8.  REVERSE REPURCHASE AGREEMENTS

     The Intermediate High Grade Portfolio may enter into reverse repurchase agreements.

     A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade obligations equal in value to its obligations with respect to the reverse repurchase agreements.

     During the six months ended June 30, 2001, the Portfolio did not enter into any reverse repurchase agreements.

     9.  SECURITIES TRADED ON A WHEN-ISSUED OR TO-BE-ANNOUNCED BASIS

     The Intermediate High Grade and Fundamental Value Portfolios may from time to time purchase securities on a when-issued or to-be-announced ("TBA") basis.

     In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At June 30, 2001, there were no when-issued or TBA securities held in the Portfolios.

     10.  MORTGAGE ROLL TRANSACTIONS

     The Intermediate High Grade Portfolio has the ability to participate in mortgage roll transactions.

     A mortgage roll transaction involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale and the income from these investments will be invested, together with any additional income from the Portfolio, in securities exceeding the yield on the securities sold.

     At June 30, 2001, there were no open mortgage roll transactions in the Portfolio.

     11.  SHORT SALES AGAINST THE BOX

     The Fundamental Value Portfolio has the ability to engage in short sales against the box.

     A short sale against the box is a short sale of common stock such that, when the short position is open, the Portfolio involved owns an equal amount of the stock or preferred stock or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of common stock sold short. The proceeds of the sale will be held by the broker until the settlement date, when the Portfolio delivers the stock or the convertible or exchangeable securities to close out its short position. Although prior to delivery a Portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the Portfolio will receive the dividends from the stock or, the preferred stock or the interest from the convertible or exchangeable debt securities plus a portion of the interest earned from the proceeds of the short sale. The Portfolio will deposit, in a segregated account with the Fund's custodian, the common stock or convertible preferred stock or debt securities in connection with short sales against the box.

     At June 30, 2001, the Portfolio had no open short sales against the box.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     12.  LENDING OF SECURITIES

     The Portfolios have an agreement with the custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations, and receive a lenders fee. Fees earned by the Portfolios on securities lending are recorded in interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

     At June 30, 2001, the Appreciation and Fundamental Value Portfolios loaned common stocks having a value of $45,616,745 and $48,812,168, respectively, and received cash collateral for loaned securities which was invested as follows:

APPRECIATION PORTFOLIO

SECURITY DESCRIPTION                                             VALUE
-------------------------------------------------------------------------
FLOATING RATE CDS:
  First Union, 5.700% due 2/6/02............................  $ 3,236,470
FLOATING RATE NOTES:
  Bear Stearns & Co.:
     6.680% due 7/13/01.....................................    2,822,937
     6.590% due 8/3/01......................................        6,429
     6.650% due 8/10/01.....................................      528,309
     6.500% due 9/12/01.....................................      206,364
     4.450% due 10/30/01....................................    2,133,409
  First Union, 4.050% due 5/17/02...........................      707,235
  Morgan Stanley:
     5.100% due 10/9/01.....................................    3,789,390
     4.100% due 11/19/01....................................      154,819
  Sigma Finance Corp., 4.120% due 11/15/01..................    2,791,369
TIME DEPOSITS:
  Bank Brussels London, 4.160% due 7/2/01...................    7,664,981
  Caisse Des Depots et Consignations, 4.130% due 7/2/01.....    9,953,035
  Skandinaviska Enskilden Banken, 4.160% due 7/2/01.........    7,664,981
  UBS Securities, 4.130% due 7/2/01.........................    5,491,330
  Union Bank of Switzerland, 4.060% due 7/2/01..............      929,548
-------------------------------------------------------------------------
TOTAL.......................................................  $48,080,606
-------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

FUNDAMENTAL VALUE PORTFOLIO

SECURITY DESCRIPTION                                             VALUE
-------------------------------------------------------------------------
FLOATING RATE NOTES:
  American Honda, 6.620% due 9/4/01.........................  $ 1,318,799
  Bank One, 6.680% due 7/13/01..............................      294,137
  Bear Stearns & Co.:
     6.680% due 7/13/01.....................................      277,328
     6.590% due 8/3/01......................................    4,234,189
     6.650% due 8/10/01.....................................    2,135,522
     6.500% due 9/12/01.....................................      599,339
  First Union, 4.070% due 5/21/02...........................      928,523
  Household Finance Corp., 6.800% due 10/25/01..............    3,433,812
  Morgan Stanley:
     6.800% due 10/9/01.....................................    6,658,784
     4.100% due 11/19/01....................................    2,566,420
  Sigma Finance Corp., 4.120% due 11/15/01..................      632,621
TIME DEPOSITS:
  Bank Brussels Lambert, 4.160% due 7/2/01..................    6,461,198
  Caisse Des Depots et Consignations, 4.130% due 7/2/01.....    8,389,913
  Skandinaviska Enskilden Banken, 4.160% due 7/2/01.........    6,461,197
  UBS Securities, 4.130% due 7/2/01.........................    4,628,918
  Union Bank of Switzerland, 4.060% due 7/2/01..............    1,137,981
-------------------------------------------------------------------------
TOTAL.......................................................  $50,158,681
-------------------------------------------------------------------------

     Income earned by the Appreciation and Fundamental Value Portfolios from securities loaned for the six months ended June 30, 2001 was $46,512 and $27,358, respectively.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     13.  SHARES OF BENEFICIAL INTEREST
     At June 30, 2001, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. Transactions in shares for each Portfolio were as follows:

                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                JUNE 30, 2001     DECEMBER 31, 2000
---------------------------------------------------------------------------------------------------
INTERMEDIATE HIGH GRADE PORTFOLIO
Shares sold.................................................         12,705              15,015
Shares issued on reinvestment...............................             --              66,806
Shares reacquired...........................................       (144,059)           (318,696)
---------------------------------------------------------------------------------------------------
Net Decrease................................................       (131,354)           (236,875)
---------------------------------------------------------------------------------------------------
APPRECIATION PORTFOLIO
Shares sold.................................................      1,337,603           5,902,038
Shares issued on reinvestment...............................             --             556,171
Net asset value of shares issued in connection with the
  transfer of CitiSelect VIP Folio 200 Conservative and
  CitiSelect VIP Folio 300 Balanced (Note 15)...............        880,358                  --
Shares reacquired...........................................       (823,932)         (2,335,510)
---------------------------------------------------------------------------------------------------
Net Increase................................................      1,394,029           4,122,699
---------------------------------------------------------------------------------------------------
FUNDAMENTAL VALUE PORTFOLIO
Shares sold.................................................      2,091,855             650,370
Shares issued on reinvestment...............................             --           1,167,110
Shares reacquired...........................................       (670,189)         (2,346,802)
---------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................      1,421,666            (529,322)
---------------------------------------------------------------------------------------------------

     14.  CAPITAL LOSS CARRYFORWARDS
     At December 31, 2000, the Intermediate High Grade and Appreciation Portfolios had, for Federal income tax purposes, capital loss carryforwards of approximately $778,000 and $7,978,000, respectively, available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                                  2002       2004      2005       2006        2007         2008
------------------------------------------------------------------------------------------------------------------
Intermediate High Grade Portfolio...........    $288,000    $5,000    $25,000    $84,000    $110,000    $  266,000
Appreciation Portfolio......................          --        --         --         --          --     7,978,000
------------------------------------------------------------------------------------------------------------------

     15.  TRANSFER OF NET ASSETS
     On April 20, 2001, the Appreciation Portfolio acquired the assets and liabilities of the CitiSelect VIP Folio 200 Conservative and 300 Balanced Portfolios ("CitiSelect Portfolios") pursuant to a plan or reorganization approved by the CitiSelect Portfolios' shareholders. Total shares issued by the Appreciation Portfolio, the total net assets of the CitiSelect Portfolios and the total net assets of the Appreciation Portfolio on the date of the transfer are as follows:

                                                                       TOTAL NET ASSETS
                                              SHARES ISSUED BY THE     OF THE CITISELECT    TOTAL NET ASSETS OF THE
ACQUIRED PORTFOLIOS                          APPRECIATION PORTFOLIO       PORTFOLIOS        APPRECIATION PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
CitiSelect VIP Folio 200 Conservative....           379,246               $ 8,605,094            $610,126,655
CitiSelect VIP Folio 300 Balanced........           501,112               $11,370,237            $610,126,655
-------------------------------------------------------------------------------------------------------------------

     Total net assets of the Appreciation Portfolio immediately after the transfer were $630,101,986. The transaction was structured to qualify as a taxable reorganization under the Internal Revenue Code of 1986, as amended.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

INTERMEDIATE HIGH GRADE PORTFOLIO         2001(1)(2)        2000(2)         1999         1998(2)         1997          1996
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD............................          $9.74            $9.69        $10.90        $10.89         $10.70        $10.60
-----------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)(4).......           0.24             0.54          0.77          0.65           0.72          0.71
  Net realized and unrealized gain
     (loss)(4)......................           0.05             0.35         (1.17)         0.07           0.21         (0.53)
-----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations........................           0.29             0.89         (0.40)         0.72           0.93          0.18
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.............             --            (0.84)        (0.81)        (0.71)         (0.74)        (0.08)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions.................             --            (0.84)        (0.81)        (0.71)         (0.74)        (0.08)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......         $10.03            $9.74         $9.69        $10.90         $10.89        $10.70
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN........................           2.98%++          9.83%        (3.69)%        6.79%          8.67%         1.69%
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...         $5,434           $6,558        $8,821       $13,242        $15,100       $14,736
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3).......................           1.25%+           0.98%         1.22%         0.93%          0.95%         0.90%
  Net investment income(4)..........           4.73+            5.72          5.46          5.82           6.28          6.35
-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............             24%              42%           71%           60%            66%          116%
-----------------------------------------------------------------------------------------------------------------------------

APPRECIATION PORTFOLIO                    2001(1)(2)        2000(2)         1999         1998(2)         1997          1996
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD............................         $22.81           $23.39        $21.16        $18.73         $15.86        $14.39
-----------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.............           0.09             0.27          0.13          0.27           0.24          0.27
  Net realized and unrealized gain
     (loss).........................          (0.19)           (0.37)         2.62          3.24           3.90          2.60
-----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations........................          (0.10)           (0.10)         2.75          3.51           4.14          2.87
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.............             --            (0.17)        (0.16)        (0.22)         (0.21)        (0.25)
  Net realized gains................             --            (0.31)        (0.36)        (0.86)         (1.06)        (1.15)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions.................             --            (0.48)        (0.52)        (1.08)         (1.27)        (1.40)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......         $22.71           $22.81        $23.39        $21.16         $18.73        $15.86
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN........................          (0.44)%++        (0.41)%       13.12%        19.15%         26.39%        19.77%
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...       $639,304         $610,502      $529,419      $245,680       $144,134      $101,232
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses..........................           0.76%+           0.78%         0.79%         0.80%          0.80%         0.85%
  Net investment income.............           0.91+            1.18          1.18          1.36           1.68          1.59
-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............             29%              64%           53%           22%            34%           39%
-----------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) For the Intermediate High Grade Portfolio, the Investment Adviser waived part of its fees for the year ended December 31, 1996. If such fees were not waived and expenses were not reimbursed, the per share decrease to net investment income and the actual expense ratio would have been $0.02 and 1.07%, respectively.

(4) Without the adoption of the change in the accounting method discussed in
    Note 1, those amounts would have been $0.26, $0.03 and 5.14% for net investment income, net realized and unrealized gain and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

FUNDAMENTAL VALUE PORTFOLIO          2001(1)       2000        1999       1998(2)       1997        1996
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................    $22.55      $20.14      $17.55      $17.62       $15.73      $12.75
----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income............      0.05        0.20        0.42        0.49         0.37        0.26
  Net realized and unrealized gain
     (loss)........................     (0.24)       3.73        3.37        0.38         2.26        2.97
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations.......................     (0.19)       3.93        3.79        0.87         2.63        3.23
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income............        --       (0.39)      (0.48)      (0.43)       (0.21)      (0.07)
  Net realized gains...............        --       (1.13)      (0.72)      (0.51)       (0.53)      (0.18)
----------------------------------------------------------------------------------------------------------
Total Distributions................        --       (1.52)      (1.20)      (0.94)       (0.74)      (0.25)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....    $22.36      $22.55      $20.14      $17.55       $17.62      $15.73
----------------------------------------------------------------------------------------------------------
TOTAL RETURN.......................     (0.84)%++    20.47%     22.02%       4.97%       16.84%      25.33%
----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (000'S)..........................  $386,522    $357,848    $330,297    $298,215     $274,006    $171,503
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.........................      0.77%+      0.79%       0.79%       0.79%        0.79%       0.83%
  Net investment income............      0.61+       0.83        2.07        2.79         3.24        3.06
----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE............        23%         36%         41%         72%          75%         82%
----------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2001 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.

                                        This report is submitted for the general information of the owners of the Greenwich Street Series Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses, as well as other pertinent information.

                                        S6225-1 F (8/01)